                                                                  Exhibit 10.11A

                           [COPY OF EXECUTION VERSION]

                                CREDIT AGREEMENT

                          Dated as of December 20, 2001

                                      among

                    THE FINANCIAL INSTITUTIONS NAMED HEREIN,
                                 as the Lenders,

                             BANK OF AMERICA, N. A.,
                                  as the Agent,

                                       and

                                    EGL, INC.

                                       and

                    CERTAIN OF ITS SUBSIDIARIES PARTY HERETO,
                          as Borrowers and Loan Parties

                                       and

                    CERTAIN OF ITS SUBSIDIARIES PARTY HERETO,
                                 as Loan Parties

                      BANK OF AMERICA, NATIONAL ASSOCIATION
                         BANC OF AMERICA SECURITIES LLC
                   Sole Lead Arrangers and Syndication Agents

                                TABLE OF CONTENTS

ARTICLE 1 LOANS AND LETTERS OF CREDIT .................................................................      1
         Section 1.1   Total Facility .................................................................      1
         Section 1.2   Revolving Loans ................................................................      1
         Section 1.3   Reserved .......................................................................      5
         Section 1.4   Letters of Credit and Credit Support ...........................................      5
         Section 1.5   Bank Products ..................................................................     10

ARTICLE 2 INTEREST AND FEES ...........................................................................     11
         Section 2.1   Interest .......................................................................     11
         Section 2.2   Continuation and Conversion Elections ..........................................     11
         Section 2.3   Maximum Interest Rate ..........................................................     13
         Section 2.4   Reserved .......................................................................     14
         Section 2.5   Unused Line Fee ................................................................     14
         Section 2.6   Letter of Credit Fee ...........................................................     14
         Section 2.7   Other Fees .....................................................................     15
         Section 2.8   Collections Administration .....................................................     15

ARTICLE 3 PAYMENTS AND PREPAYMENTS ....................................................................     15
         Section 3.1   Revolving Loans ................................................................     15
         Section 3.2   Termination of Total Facility ..................................................     15
         Section 3.3   Payments from Distributions or Loans from Subsidiaries .........................     16
         Section 3.4   Payments from Asset Dispositions ...............................................     16
         Section 3.5   LIBOR Rate Loan Prepayments ....................................................     17
         Section 3.6   Payments by the Borrowers ......................................................     17
         Section 3.7   Payments as Revolving Loans ....................................................     17
         Section 3.8   Apportionment, Application, and Reversal of Payments ...........................     17
         Section 3.9   Indemnity for Returned Payments ................................................     18
         Section 3.10  The Agent's and the Lenders' Books and Records; Monthly Statements .............     18

ARTICLE 4 TAXES, YIELD PROTECTION, AND ILLEGALITY .....................................................     19
         Section 4.1   Taxes ..........................................................................     19
         Section 4.2   Illegality .....................................................................     20
         Section 4.3   Increased Costs and Reduction of Return ........................................     20
         Section 4.4   Funding Losses .................................................................     21
         Section 4.5   Inability to Determine Rates ...................................................     21
         Section 4.6   Certificates of the Agent ......................................................     22
         Section 4.7   Survival .......................................................................     22
         Section 4.8   Replacement of Affected Lender .................................................     22

ARTICLE 5 BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES ...........................................     23
         Section 5.1   Books and Records ..............................................................     23
         Section 5.2   Financial Information ..........................................................     23
         Section 5.3   Notices to the Lender ..........................................................     26
         Section 5.4   Revisions or Updates to Schedules ..............................................     29

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
ARTICLE 6 GENERAL WARRANTIES AND REPRESENTATIONS ......................................................     29
         Section 6.1   Authorization, Validity, and Enforceability of this Agreement and the other
                       Loan Documents; No Conflicts ...................................................     29
         Section 6.2   Validity and Priority of Security Interest .....................................     30
         Section 6.3   Reserved .......................................................................     30
         Section 6.4   Corporate Name; Prior Transactions .............................................     30
         Section 6.5   Capitalization; Subsidiaries; Organization and Qualification ...................     30
         Section 6.6   Financial Statements and Projections ...........................................     31
         Section 6.7   Solvency .......................................................................     32
         Section 6.8   Debt ...........................................................................     32
         Section 6.9   Distributions ..................................................................     32
         Section 6.10  Real Estate; Leases ............................................................     32
         Section 6.11  Proprietary Rights .............................................................     32
         Section 6.12  Trade Names ....................................................................     33
         Section 6.13  Litigation .....................................................................     33
         Section 6.14  Labor Disputes .................................................................     33
         Section 6.15  Environmental Laws .............................................................     33
         Section 6.16  No Violation of Law ............................................................     35
         Section 6.17  No Default .....................................................................     35
         Section 6.18  ERISA Compliance; Foreign Plans ................................................     35
         Section 6.19  Taxes ..........................................................................     36
         Section 6.20  Regulated Entities .............................................................     36
         Section 6.21  Use of Proceeds; Margin Regulations ............................................     36
         Section 6.22  No Material Adverse Change .....................................................     36
         Section 6.23  Full Disclosure ................................................................     37
         Section 6.24  Material Agreements ............................................................     37
         Section 6.25  Bank Accounts ..................................................................     37
         Section 6.26  Governmental Authorization .....................................................     37
         Section 6.27  Investment Property ............................................................     37
         Section 6.28  Common Enterprise ..............................................................     38
         Section 6.29  Convertible Subordinated Debt Documents ........................................     38

ARTICLE 7 AFFIRMATIVE AND NEGATIVE COVENANTS ..........................................................     38
         Section 7.1   Taxes and Other Obligations ....................................................     38
         Section 7.2   Legal Existence and Good Standing ..............................................     39
         Section 7.3   Compliance with Law and Agreements; Maintenance of Licenses ....................     39
         Section 7.4   Maintenance of Property; Inspection of Property; Appraisals ....................     39
         Section 7.5   Insurance ......................................................................     40
         Section 7.6   Insurance and Condemnation Proceeds ............................................     40
         Section 7.7   Environmental Laws .............................................................     41
         Section 7.8   Compliance with ERISA and Similar Foreign Laws .................................     43
         Section 7.9   Mergers, Consolidations, or Sales ..............................................     43
         Section 7.10  Distributions; Capital Change; Restricted Investments ..........................     44
         Section 7.11  Transactions Affecting Collateral or Obligations ...............................     44
         Section 7.12  Guaranties .....................................................................     44

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
         Section 7.13  Debt ...........................................................................     45
         Section 7.14  Prepayment .....................................................................     45
         Section 7.15  Transactions with Affiliates ...................................................     45
         Section 7.16  Investment Banking and Finder's Fees ...........................................     45
         Section 7.17  Business Conducted .............................................................     46
         Section 7.18  Liens ..........................................................................     46
         Section 7.19  Sale and Leaseback Transactions ................................................     46
         Section 7.20  New Subsidiaries ...............................................................     46
         Section 7.21  Fiscal Year ....................................................................     47
         Section 7.22  Capital Expenditures ...........................................................     47
         Section 7.23  Minimum Adjusted Tangible Net Worth ............................................     47
         Section 7.24  Use of Proceeds ................................................................     48
         Section 7.25  Bank as Depository .............................................................     48
         Section 7.26  Proceeds from Asset Dispositions by Consolidated Members other than Borrowers ..     48
         Section 7.27  Guaranties .....................................................................     48
         Section 7.28  Agent's Liens ..................................................................     48
         Section 7.29  Further Assurances .............................................................     49
         Section 7.30  Proceeds from Surplus Cash Deposits ............................................     49
         Section 7.31  Excess Collections, Investments, Etc ...........................................     49
         Section 7.32  Collections of Accounts ........................................................     49
         Section 7.33  Availability Without Regard to Line Constraint .................................     49
         Section 7.34  Subordinated Debt ..............................................................     50
         Section 7.35  Foreign Credit Debt ............................................................     50

ARTICLE 8 CONDITIONS OF LENDING .......................................................................     50
         Section 8.1   Conditions Precedent to Making of Loans on the Closing Date ....................     50
         Section 8.2   Conditions Precedent to Each Loan ..............................................     55

ARTICLE 9 DEFAULT; REMEDIES ...........................................................................     56
         Section 9.1   Events of Default ..............................................................     56
         Section 9.2   Remedies .......................................................................     59

ARTICLE 10 TERM AND TERMINATION .......................................................................     61
         Section 10.1  Term and Termination ...........................................................     61

ARTICLE 11 AMENDMENTS; WAIVERS; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS ...............................     61
         Section 11.1  Amendments and Waivers .........................................................     61
         Section 11.2  Assignments; Participations ....................................................     63

ARTICLE 12 THE AGENT.... ..............................................................................     65
         Section 12.1  Appointment and Authorization ..................................................     65
         Section 12.2  Delegation of Duties ...........................................................     66
         Section 12.3  Liability of the Agent .........................................................     66
         Section 12.4  Reliance by the Agent ..........................................................     66

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
         Section 12.5  Notice of Default ..............................................................     66
         Section 12.6  Credit Decision ................................................................     67
         Section 12.7  Indemnification ................................................................     67
         Section 12.8  The Agent in Individual Capacity ...............................................     68
         Section 12.9  Successor Agent ................................................................     68
         Section 12.10 Withholding Tax ................................................................     68
         Section 12.11 Collateral Matters .............................................................     70
         Section 12.12 Restrictions on Actions by the Lenders; Sharing of Payments ....................     71
         Section 12.13 Agency for Perfection ..........................................................     72
         Section 12.14 Payments by the Agent to the Lenders ...........................................     72
         Section 12.15 Settlement .....................................................................     72
         Section 12.16 Letters of Credit; Intra-Lender Issues .........................................     76
         Section 12.17 Concerning the Collateral and the Related Loan Documents .......................     78
         Section 12.18 Field Audit and Examination Reports; Disclaimer by the Lenders .................     78
         Section 12.19 Relation Among the Lenders .....................................................     79
         Section 12.20 Rights of the Agent as UK Security Trustee .....................................     79

ARTICLE 13 MISCELLANEOUS ..............................................................................     79
         Section 13.1  No Waivers; Cumulative Remedies ................................................     79
         Section 13.2  Severability ...................................................................     79
         Section 13.3  Governing Law; Choice of Forum .................................................     79
         Section 13.4  Waiver of Jury Trial ...........................................................     80
         Section 13.5  Survival of Representations and Warranties .....................................     81
         Section 13.6  Other Security and Guaranties ..................................................     81
         Section 13.7  Fees and Expenses ..............................................................     81
         Section 13.8  Notices ........................................................................     82
         Section 13.9  Waiver of Notices ..............................................................     83
         Section 13.10 Binding Effect .................................................................     83
         Section 13.11 Indemnity of the Agent and the Lenders by the Loan Parties .....................     83
         Section 13.12 Limitation of Liability ........................................................     84
         Section 13.13 Final Agreement ................................................................     84
         Section 13.14 Counterparts ...................................................................     85
         Section 13.15 Captions .......................................................................     85
         Section 13.16 Right of Setoff ................................................................     85
         Section 13.17 Confidentiality ................................................................     85
         Section 13.18 Conflicts with other Loan Documents ............................................     86
         Section 13.19 Joint and Several Liability ....................................................     86
         Section 13.20 Contribution and Indemnification Among the Borrowers ...........................     88
         Section 13.21 Agency of the Parent for Each Other Loan Party .................................     88
         Section 13.22 Additional Loan Parties ........................................................     88
         Section 13.23 Express Waivers By Loan Parties In Respect of Cross Guaranties and Cross
                       Collateralization ..............................................................     89
         Section 13.24 Payment Currency ...............................................................     90
         Section 13.25 Judgment Currency ..............................................................     90
         Section 13.26 Amendment and Restatement ......................................................     91
         Section 13.27 Designated Senior Debt .........................................................     91

                             EXHIBITS AND SCHEDULES

EXHIBITS

Exhibit A      -   Form of Revolving Loan Note
Exhibit B      -   Form of Borrowing Base Certificate
Exhibit C      -   Form of Notice of Borrowing
Exhibit D      -   Form of Notice of Continuation/Conversion
Exhibit E      -   Form of Assignment and Acceptance
Exhibit F      -   Form of Compliance Certificate

SCHEDULES

Schedule 6.4   -   Legal Names
Schedule 6.5   -   Consolidated Members; Capitalization; Organization;
                   Location; Qualification
Schedule 6.8   -   Debt
Schedule 6.9   -   Distributions
Schedule 6.10  -   Real Estate; Leases
Schedule 6.11  -   Proprietary Rights
Schedule 6.12  -   Trade Names
Schedule 6.13  -   Litigation
Schedule 6.14  -   Labor Matters
Schedule 6.15  -   Environmental Matters
Schedule 6.18  -   ERISA Matters
Schedule 6.19  -   Taxes
Schedule 6.24  -   Material Agreements
Schedule 6.25  -   Bank Accounts
Schedule 6.27  -   Investment Property
Schedule 7.15  -   Affiliate Transactions
Schedule A-1   -   Commitments
Schedule A-2   -   Permitted Liens
Schedule A-3   -   Restricted Investments
Schedule A-4   -   Domestic Subsidiaries
Schedule A-5   -   Canada Subsidiaries
Schedule A-6   -   Dormant Guarantors

                                CREDIT AGREEMENT

      This Credit Agreement, dated as of December 20, 2001 ("Agreement"), among the financial institutions from time to time parties hereto (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), Bank of America, N.A., with an office at 901 Main Street, Sixth Floor, Dallas, Texas 75202, as collateral and administrative agent for the Lenders (in such capacity, the "Agent"), and EGL, Inc., a Texas corporation, and each of its Subsidiaries party hereto.

                                    RECITALS:

      A. The Loan Parties have requested the Lenders to make available to the Borrowers a revolving line of credit for loans and letters of credit in the aggregate principal amount of up to $100,000,000, which extensions of credit the Borrowers will use for the purposes permitted by Section 7.24.

      B. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed thereto in Annex A which is attached hereto and incorporated herein. The rules of construction contained in Annex A shall govern the interpretation of this Agreement, and all Annexes, Exhibits, and Schedules attached hereto are incorporated herein by reference.

      C. The Lenders have agreed to make available to the Borrowers a revolving credit and letter of credit facility upon the terms and conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Lenders, the Agent, and the Loan Parties hereby agree as follows.

                                    ARTICLE 1

                           LOANS AND LETTERS OF CREDIT

      Section 1.1 Total Facility. Subject to all of the terms and conditions of this Agreement, the Lenders agree to make available a total credit facility of up to $100,000,000 (the "Total Facility") for use by any one or more of the Borrowers from time to time during the term of this Agreement. The Total Facility shall be composed of a revolving line of credit consisting of Revolving Loans and Letters of Credit and Credit Support as described in Section 1.2, and
Section 1.4.

      Section 1.2 Revolving Loans.

            (a) Amounts. Subject to the satisfaction of the conditions precedent set forth in Article 8, each Lender severally, but not jointly, agrees, upon a Borrower's request from time to time on any Business Day during the period from the Closing Date to the Termination Date, to make revolving loans (the "Revolving Loans") to the Borrowers in amounts not to exceed such Lender's Pro Rata Share of the Availability, except for Non-Ratable Loans and


CREDIT AGREEMENT - Page 1

      Agent Advances. The Lenders, however, in their unanimous discretion, may elect to make Revolving Loans or issue or arrange to have issued Letters of Credit or Credit Support in excess of the Availability or the Borrowing Base on one or more occasions, but if they do so, neither the Agent nor the Lenders shall be deemed thereby to have changed the limits of the Availability or the Borrowing Base or to be obligated to exceed such limits on any other occasion. If the Aggregate Revolver Outstandings would exceed the Availability after giving effect to any Borrowing, the Lenders may refuse to make or may otherwise restrict the making of Revolving Loans and the issuance of Letters of Credit and Credit Support as the Lenders determine until such excess has been eliminated, subject to the Agent's authority, in its sole discretion, to make Agent Advances pursuant to the terms of Section 1.2(j).

            (b) Revolving Loan Notes. The Borrowers shall execute and deliver to each Lender a note to evidence the Revolving Loans of that Lender (each a "Revolving Loan Note" and, collectively, the "Revolving Loan Notes"). Each Revolving Loan Note shall be in the principal amount of the Lender's Pro Rata Share of the Revolving Loan Commitments, dated as of the Closing Date or the date of any assignment of a portion of any Lender's Revolving Loans, and substantially in the form of Exhibit A. Each Revolving Loan Note shall represent the obligation of the Borrowers to pay the amount of the applicable Lender's Pro Rata Share of the Revolving Loan Commitments, or, if less, such Lender's Pro Rata Share of the aggregate unpaid principal amount of all Revolving Loans to the Borrowers together with interest thereon as prescribed in this Section 1.2. The entire unpaid balance of the Revolving Loans and all other non-contingent Obligations shall be immediately due and payable in full in immediately available funds on the Termination Date.

            (c) Procedure for Borrowing.

                  (i) Except as otherwise provided in this Section 1.2(c), each
            Borrowing of Revolving Loans shall be made upon a Borrower's irrevocable written notice delivered to the Agent in the form of a notice of borrowing in the form attached hereto as Exhibit C (a "Notice of Borrowing"), which must be received by the Agent prior to 11:00 a.m. (Dallas, Texas time) (y) three (3) Business Days prior to the requested Funding Date, in the case of LIBOR Rate Revolving Loans and (z) on the requested Funding Date, in the case of Base Rate Revolving Loans, specifying:

                        (A) the amount of the Borrowing, which in the case of
                  LIBOR Rate Revolving Loans shall be in an amount that is not less than $1,000,000 or an integral multiple of $500,000 in excess thereof or in the case of Base Rate Revolving Loans shall be in an amount that is not less than $100,000 or an integral multiple of $100,000 in excess thereof;

                        (B) the requested Funding Date, which shall be a
                  Business Day;

                        (C) whether the Revolving Loans requested are to be Base
                  Rate Revolving Loans or LIBOR Rate Revolving Loans; provided that if such Borrower fails to specify whether any Revolving Loans are to be Base Rate


CREDIT AGREEMENT - Page 2

                  Revolving Loans or LIBOR Rate Revolving Loans, such request shall be deemed a request for Base Rate Revolving Loans;

                        (D) the duration of the Interest Period if the requested
                  Revolving Loans are to be LIBOR Rate Revolving Loans; provided that if such Borrower fails to select the duration of the Interest Period with respect to any requested LIBOR Rate Revolving Loans, such Borrower shall be deemed to have requested such Revolving Loans be made as LIBOR Rate Revolving Loans with an Interest Period of one month in duration; and

                        (E) whether the proceeds of such Borrowing are to be
                  deposited to the Designated Account or sent by wire transfer to a third party, in which case such Borrower shall provide the Agent with wire transfer instructions satisfactory to the Agent;

            provided, however, that with respect to the Borrowing to be made on the Closing Date, such Borrowing will consist of Base Rate Revolving Loans only. With respect to any request for Base Rate Revolving Loans, in lieu of delivering a Notice of Borrowing, a Borrower may give the Agent telephonic notice of such request for advances to the Designated Account not later than the required time specified in this clause (i). The Agent at all times shall be entitled to rely on such telephonic notice in making any such Revolving Loans, regardless of whether any written confirmation is received by the Agent.

                  (ii) Whenever a check or other item is presented to the Bank for payment against the Designated Account in an amount greater than the then available balance in such account, the presentation of such check or other item shall be deemed to constitute a request by the applicable Borrower for a Borrowing of a Base Rate Revolving Loan in an amount equal to the excess of such check or other item over such available balance.

                  (iii) Unless payment is otherwise timely made under this
            Agreement, the becoming due of any amount required to be paid by the Borrowers under this Agreement (including, without limitation, under Section 1.4(e) and Section 3.7) shall be deemed to constitute a request by the Parent for a Borrowing of a Base Rate Revolving Loan in an amount equal to the amount then due.

                  (iv) The Borrowers shall have no right to request a LIBOR Rate
            Revolving Loan while a Default or an Event of Default exists.

            (d) Disbursement; Reliance upon Authority. The Borrowers shall deliver to the Agent, prior to the Closing Date, a notice setting forth the deposit account maintained with the Bank (the "Designated Account") to which the Agent is authorized by the Borrowers to transfer the proceeds of the Revolving Loans requested hereunder. The Borrowers may designate a replacement deposit account from time to time by written notice to the Agent.


CREDIT AGREEMENT - Page 3

      Any designation by the Borrowers of the Designated Account must be reasonably acceptable to the Agent. The Agent is entitled to rely conclusively on any individual's request for Revolving Loans on behalf of a Borrower, so long as the proceeds thereof are to be transferred to the Designated Account or according to such other instructions as may be provided to the Agent pursuant to Section 1.2(c)(E). The Agent shall have no duty to verify the identity of any individual representing himself or herself as a person authorized by any Borrower to make such requests on its behalf.

            (e) No Liability. The Agent shall not incur any liability to the Loan Parties as a result of acting upon any notice referred to in Section 1.2(c) and Section 1.2(d), which the Agent reasonably believes to have been given by an officer or other person duly authorized by a Borrower to request Revolving Loans on its behalf or for otherwise acting under this
      Section 1.2. The crediting of Revolving Loans to the Designated Account, or wire transfer to such Person as a Borrower shall direct, shall conclusively establish the obligation of the Borrowers to repay such Revolving Loans as provided herein.

            (f) Notice Irrevocable. Any Notice of Borrowing (or telephonic notice in lieu thereof) made pursuant to Section 1.2(c) shall be irrevocable and the Borrowers shall be bound to borrow the funds requested therein in accordance therewith.

            (g) The Agent's Election. Promptly after receipt of a Notice of Borrowing (or telephonic notice in lieu thereof), the Agent shall elect in its discretion to have the terms of Section 1.2(h) or the terms of Section 1.2(i) apply to such requested Borrowing. If the Bank declines in its sole discretion to make a Non-Ratable Loan pursuant to Section 1.2(i), the terms of Section 1.2(h) shall apply to the requested Borrowing.

            (h) Making of Revolving Loans. If the Agent elects to have the terms of this Section 1.2(h) apply to a requested Borrowing, then promptly after receipt of a Notice of Borrowing or telephonic notice in lieu thereof, the Agent shall notify the Lenders by telecopy, telephone, or e-mail of the requested Borrowing. Each Lender shall transfer its Pro Rata Share of the requested Borrowing to the Agent in immediately available funds, to the account from time to time designated by the Agent, not later than 12:00 noon (Dallas, Texas time) on the applicable Funding Date. After the Agent's receipt of all proceeds of such requested Borrowing, the Agent shall make the proceeds of such requested Borrowing available to the applicable Borrower on the applicable Funding Date by transferring same day funds to the Designated Account; provided, however, that except as may otherwise be provided by this Agreement the amount of Revolving Loans so made on any date shall not exceed the Availability on such date.

            (i) Making of Non-Ratable Loans. If the Agent elects, with the consent of the Bank, to have the terms of this Section 1.2(i) apply to a requested Borrowing, the Bank shall make a Revolving Loan in the amount of such requested Borrowing available to the Borrowers on the applicable Funding Date by transferring same day funds to the Designated Account. Each Revolving Loan made solely by the Bank pursuant to this Section 1.2(i) is referred to hereinafter as a "Non-Ratable Loan", and such Revolving Loans are collectively


CREDIT AGREEMENT - Page 4
      referred to as the "Non-Ratable Loans." Each Non-Ratable Loan shall be subject to all the terms and conditions applicable to other Revolving Loans except that all payments thereon shall be payable to the Bank solely for its own account. Subject to Section 11.1(a), the Agent shall not request the Bank to make any Non-Ratable Loan if (A) the Agent has received written notice from any Lender that one or more of the applicable conditions precedent set forth in Article 8 will not be satisfied on the requested Funding Date for the applicable Borrowing, or (B) the requested Borrowing would exceed the Availability on the applicable Funding Date. The Non-Ratable Loans shall be secured by the Agent's Liens in and to the Collateral and shall constitute Base Rate Revolving Loans and Obligations hereunder.

            (j) Agent Advances. Subject to the limitations set forth below, the Agent is authorized by the Borrowers and the Lenders, from time to time in the Agent's sole discretion, (A) after the occurrence of a Default or an Event of Default, or (B) at any time that any of the other conditions precedent set forth in Article 8 have not been satisfied, to make Base Rate Revolving Loans to the Borrowers or any of them, on behalf of the Lenders in an aggregate amount outstanding at any time not to exceed ten percent (10.0%) of the Borrowing Base which the Agent, in its reasonable business judgment, deems necessary or desirable (1) to preserve or protect the Collateral, or any portion thereof, (2) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (3) to pay any other amount chargeable to the Borrowers pursuant to the terms of this Agreement, including costs, fees, and expenses as described in Section 13.7 (any of such advances are herein referred to as "Agent Advances"); provided that the Majority Lenders may at any time revoke the Agent's authorization to make Agent Advances. Any such revocation must be in writing and shall become effective prospectively upon the Agent's receipt thereof. Absent such revocation, the Agent's determination that the making of an Agent Advance is required for any such purposes shall be conclusive. The Agent Advances shall be secured by the Agent's Liens in and to the Collateral and shall constitute Base Rate Revolving Loans and Obligations hereunder.

      Section 1.3 Reserved.

      Section 1.4 Letters of Credit and Credit Support.

            (a) Agreement to Issue or Cause to Issue. Subject to the terms and conditions of this Agreement, the Agent agrees (i) to cause the Letter of Credit Issuer to issue for the account of any of the Borrowers (whether one or more) one or more commercial/documentary and standby letters of credit (each a "Letter of Credit" and collectively, the ""Letters of Credit") and/or (ii) to provide credit support or other enhancement to an alternate issuer acceptable to the Agent, which issues a Letter of Credit for the account of a Borrower (any such credit support or enhancement being herein referred to as a "Credit Support") from time to time during the term of this Agreement.

            (b) Amounts; Outside Expiration Date. The Agent shall not have any obligation to issue or cause to be issued any Letter of Credit or Credit Support at any time if: (i) the maximum face amount of the requested Letter of Credit or Credit Support is greater than the


CREDIT AGREEMENT - Page 5

      Unused Letter of Credit Subfacility at such time; (ii) the maximum undrawn amount of the requested Letter of Credit or Credit Support and all commissions, fees, and charges due from such Borrower in connection with the opening thereof would exceed the Availability at such time; or (iii) such Letter of Credit or Credit Support has an expiration date later than thirty (30) days prior to the Stated Termination Date or more than twelve
      (12) calendar months from the date of issuance for standby letters of credit and six (6) calendar months from the date of issuance for commercial/documentary letters of credit.

            (c) Other Conditions. In addition to being subject to the satisfaction of the applicable conditions precedent contained in Article 8, the obligation of the Agent to cause to be issued any Letter of Credit or Credit Support is subject to the following conditions precedent having been satisfied in a manner reasonably satisfactory to the Agent:

                  (i) the Borrowers shall have delivered to the Letter of Credit
            Issuer, at such times and in such manner as the Letter of Credit Issuer may prescribe, an application in form and substance satisfactory to the Letter of Credit Issuer and reasonably satisfactory to the Agent for the issuance of the Letter of Credit or Credit Support and such other documents as may be required pursuant to the terms thereof, and the form, terms, and purpose of the proposed Letter of Credit or Credit Support shall be satisfactory to the Agent and the Letter of Credit Issuer (provided that in the event any term of such application or any other document is inconsistent with the terms of this Agreement and the Letter of Credit Issuer is either the same Person as the Agent or any Lender, then the terms of this Agreement shall be controlling); and

                  (ii) as of the date of issuance, no order of any court,
            arbitrator, or Governmental Authority shall purport by its terms to enjoin or restrain money center banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit or letter of credit for which the proposed Credit Support has been requested, and no law, rule, or regulation applicable to money center banks generally and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over money center banks generally shall prohibit, or request that the proposed Letter of Credit Issuer refrain from, the issuance of letters of credit generally or the issuance of such proposed Letters of Credit or Credit Support.

            (d) Issuance of Letters of Credit and Credit Support.

                  (i) Request for Issuance. Any Borrower that wishes to cause the issuance of a Letter of Credit or any Credit Support must notify the Agent of such request for issuance at least three (3) Business Days prior to the proposed issuance date. Such notice shall be irrevocable and must specify the original face amount of the Letter of Credit or Credit Support requested, the Business Day of issuance of such requested Letter of Credit or Credit Support, whether such Letter of Credit or Credit Support may be drawn in a single or in partial draws, the Business Day on which the requested Letter of Credit or Credit Support is to expire, the purpose for which such


CREDIT AGREEMENT - Page 6

            Letter of Credit or Credit Support is to be issued, and the beneficiary of the requested Letter of Credit or Credit Support. The applicable Borrower shall attach to such notice the proposed form of the Letter of Credit or letter of credit for which such Credit Support is requested.

                  (ii) Responsibilities of the Agent; Issuance. The Agent shall determine, as of the Business Day immediately preceding the requested issuance date of the Letter of Credit or Credit Support set forth in the notice from a Borrower pursuant to Section 1.4(d)(i), (A) the amount of the Unused Letter of Credit Subfacility and (B) the Availability as of such date. If the face amount of the requested Letter of Credit or Credit Support is not greater than the Unused Letter of Credit Subfacility and the amount of such requested Letter of Credit or Credit Support and all commissions, fees, and charges due from the Borrower in connection with the opening thereof does not exceed the Availability, the Agent shall cause the Letter of Credit Issuer to issue the requested Letter of Credit or Credit Support on the requested issuance date so long as the other conditions hereof are met.

                  (iii) Extensions and Amendments. The Agent shall not be
            obligated to cause the Letter of Credit Issuer to extend or amend any Letter of Credit or Credit Support issued pursuant hereto unless the requirements of this Section 1.4 are met as though a new Letter of Credit or Credit Support were being requested and issued. With respect to any Letter of Credit or Credit Support which contains any "evergreen" or automatic renewal provision, each Lender shall be deemed to have consented to any such extension or renewal unless such Lender shall have provided to the Agent, written notice that it declines to consent to any such extension or renewal at least thirty
            (30) days prior to the date on which the Letter of Credit Issuer is entitled to decline to extend or renew the Letter of Credit or Credit Support, provided that, notwithstanding the foregoing, if all of the requirements of this Section 1.4 are met and no Default or Event of Default has occurred and is continuing, no Lender may decline to consent to any such extension or renewal.

            (e) Payments Pursuant to Letters of Credit and Credit Support. The Borrowers agree to reimburse the Letter of Credit Issuer immediately for any draw under any Letter of Credit and the Agent, for the account of the Lenders (as applicable) upon any payment pursuant to any Credit Support, and to pay the Letter of Credit Issuer the amount of all other charges and fees payable to the Letter of Credit Issuer under or in connection with any Letter of Credit immediately when due, irrespective of any claim, setoff, defense, or other right which any Borrower may have at any time against the Letter of Credit Issuer or any other Person. Each drawing under any Letter of Credit or Credit Support shall constitute a request by the Borrower at whose request such Letter of Credit or Credit Support was issued for a Borrowing of a Base Rate Revolving Loan in the amount of such drawing. The Funding Date with respect to such Borrowing shall be the date of such drawing.


CREDIT AGREEMENT - Page 7

            (f) Indemnification; Exoneration; Power of Attorney.

                  (i) Indemnification. In addition to amounts payable as
            elsewhere provided in this Section 1.4, each Loan Party agrees to protect, indemnify, pay, and save the Lenders, the Agent and the Letter of Credit Issuer harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges, and expenses (including attorneys' fees) which any Lender, the Agent or the Letter of Credit Issuer may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit or the provision of any Credit Support or enhancement in connection therewith other than any such amount arising from the Lenders', the Agent's, or the Letter of Credit Issuer's, as applicable, gross negligence or intentional misconduct. The Loan Parties' obligations under this Section 1.4(f) shall survive payment of all other Obligations.

                  (ii) Assumption of Risk by the Loan Parties. As among the Loan
            Parties, the Lenders, the Agent and the Letter of Credit Issuer, the Loan Parties assume all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Lenders, the Agent and the Letter of Credit Issuer shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent, or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) the failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (D) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof; (G) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; (H) any consequences arising from causes beyond the control of the Lenders or the Agent, including any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority or (I) the Letter of Credit Issuer's honor of a draw for which the draw or any certificate fails to comply in any respect with the terms of the Letter of Credit, provided, that the forgoing shall not absolve the Letter of Credit Issuer for any matter described in this clause (I) caused by the Letter of Credit Issuer's gross negligence or intentional misconduct. None of the foregoing shall affect, impair, or prevent the vesting of any rights or powers of the Agent, any Lender or the Letter of Credit Issuer under this Section 1.4(f).


CREDIT AGREEMENT - Page 8

                  (iii) Exoneration. Without limiting the foregoing, no action or omission whatsoever by the Agent or any Lender (excluding any Lender in its capacity as the Letter of Credit Issuer) under or in connection with any of the Letters of Credit or Credit Support or any related matters shall result in any liability of the Agent or any Lender to any Loan Party, or relieve such Loan Party of any of its obligations hereunder to any such Person.

                  (iv) Rights Against Letter of Credit Issuer. Nothing contained in this Agreement is intended to limit any Borrower's rights, if any, with respect to the Letter of Credit Issuer which arise as a result of the letter of credit application and related documents executed by and between such Borrower and the Letter of Credit Issuer.

                  (v) Account Party. Each Borrower hereby authorizes and directs the Letter of Credit Issuer to name any Consolidated Member, excluding Unrestricted Subsidiaries, as the "Account Party" in any Letter of Credit and to deliver to the Agent all instruments, documents, and other writings and property received by the Letter of Credit Issuer pursuant to each such Letter of Credit, and to accept and rely upon the Agent's instructions and agreements with respect to all matters arising in connection with each such Letter of Credit or the application therefor.

                  (vi) Power of Attorney. In connection with all Inventory
            financed for a Loan Party by any Letter of Credit, each Loan Party hereby appoints the Agent, or the Agent's designee, as its attorney, with full power and authority: (A) to sign and/or endorse such Loan Party's name upon any warehouse or other receipts; (B) to sign such Loan Party's name on bills of lading and other negotiable and non-negotiable documents; (C) to clear Inventory through customs in the Agent's such Loan Party's name, and to sign and deliver to customs officials powers of attorney in such Loan Parties' name for such purpose; (D) to complete in such Loan Party's or the Agent's name, any order, sale, or transaction, obtain the necessary documents in connection therewith, and collect the proceeds thereof; and (E) to do such other acts and things as are necessary in order to enable the Agent to obtain possession or control of such Inventory and to obtain payment of the Obligations. Neither the Agent nor its designee, as such Loan Party's attorney, will be liable for any acts or omissions, nor for any error of judgment or mistakes of fact or law other than for gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable until all Obligations have been paid and satisfied.

                  (vii) Control of Inventory. In connection with all Inventory of a Loan Party financed by Letters of Credit, the Loan Parties will, at the Agent's request, instruct all suppliers, carriers, forwarders, customs brokers, warehouses, or others receiving or holding cash, checks, Inventory, documents, or instruments in which the Agent holds a security interest to deliver them to the Agent and/or subject to the Agent's order, and if they shall come into any Loan Parties' possession, to deliver them, upon request, to the Agent in their original form. Loan Parties shall also, at the Agent's


CREDIT AGREEMENT - Page 9
            request, designate the Agent as the consignee on all bills of lading and other negotiable and non-negotiable documents.

            (g) Supporting Letter of Credit; Cash Collateral. If, notwithstanding the provisions of Section 1.4(b) and Section 10.1, any Letter of Credit or Credit Support is outstanding upon the termination of this Agreement, then upon such termination the Borrowers shall deposit with the Agent, for the benefit of the Agent and the Lenders, with respect to each Letter of Credit or Credit Support then outstanding, as the Agent in its discretion shall specify, either (i) a standby letter of credit (a "Supporting Letter of Credit") in form and substance satisfactory to the Agent, issued by an issuer satisfactory to the Agent in an amount equal to the greatest amount for which such Letter of Credit or such Credit Support may be drawn plus any fees and expenses associated with such Letter of Credit or such Credit Support, under which Supporting Letter of Credit the Agent is entitled to draw amounts necessary to reimburse the Agent and the Lenders for payments to be made by the Agent and the Lenders under such Letter of Credit or Credit Support and any fees and expenses associated with such Letter of Credit or Credit Support or (ii) cash in an amount necessary to reimburse the Agent and the Lenders for payments to be made by the Agent and the Lenders under such Letter of Credit or Credit Support and any fees and expenses associated with such Letter of Credit or Credit Support. Such Supporting Letter of Credit or deposit of cash shall be held by the Agent, for the benefit of the Agent and the Lenders, as security for, and to provide for the payment of, the aggregate undrawn amount of such Letters of Credit or such Credit Support remaining outstanding.

      Section 1.5 Bank Products. The Loan Parties may request and the Agent may, in its sole and absolute discretion, arrange for any Consolidated Member, excluding Unrestricted Subsidiaries, to obtain Bank Products from the Bank or the Bank's Affiliates although the Loan Parties are not required to do so except as required by Section 7.25. To the extent Bank Products are provided by an Affiliate of the Bank, the Loan Parties agree to indemnify and hold the Agent, the Bank, and the Lenders harmless from any and all costs and obligations now or hereafter incurred by the Agent, the Bank, or any of the Lenders which arise from any indemnity given by the Agent to its Affiliates related to such Bank Products; provided, however, nothing contained herein is intended to limit any Consolidated Member's rights, with respect to the Bank or its Affiliates, if any, which arise as a result of the execution of documents by and between such Consolidated Member and the Bank or its Affiliates which relate to Bank Products. The agreement contained in this Section shall survive termination of this Agreement. Each Loan Party acknowledges and agrees that the obtaining of Bank Products from the Bank or the Bank's Affiliates (a) is in the sole and absolute discretion of the Bank or the Bank's Affiliates, and (b) is subject to all rules and regulations of the Bank or the Bank's Affiliates.


CREDIT AGREEMENT - Page 10

                                    ARTICLE 2

                                INTEREST AND FEES

      Section 2.1 Interest.

            (a) Interest Rates. All outstanding Obligations shall bear interest on the unpaid principal amount thereof (including, to the extent permitted by law, on accrued interest thereon not paid when due) from the date made until paid in full in cash at a rate determined by reference to the Base Rate or the LIBOR Rate, as applicable, plus the Applicable Margin as set forth below, but not to exceed the Maximum Rate. Any of the Loans may be converted into, or continued as LIBOR Rate Loans, subject to and in the manner provided in Section 2.2. If at any time Loans are outstanding with respect to which a Borrower has not delivered to the Agent a notice specifying the basis for determining the interest rate applicable thereto in accordance herewith, such Loans shall be Base Rate Loans and bear interest at a rate determined by reference to the Base Rate until notice to the contrary has been given to the Agent in accordance with this Agreement and such notice has become effective. Except as otherwise provided herein, the outstanding Obligations shall bear interest as follows:

                  (i) For all Base Rate Revolving Loans and other Obligations
            (other than LIBOR Rate Loans) at a fluctuating per annum rate equal to the lesser of (A) the Base Rate, plus the Applicable Margin or
            (B) the Maximum Rate; and

                  (ii) For all LIBOR Rate Revolving Loans at a per annum rate equal to the lesser of (A) the LIBOR Rate, plus the Applicable Margin or (B) the Maximum Rate.

      Each change in the Base Rate shall be reflected in the interest rate described in clause (i) preceding as of the effective date of such change. Subject to Section 2.3, all interest charges shall be computed on the basis of a year of 360 days and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year).

            (b) Default Rate. During the existence of any Default or Event of Default if the Agent or the Majority Lenders in their discretion so elect, then, while any such Default or Event of Default exists, the Obligations shall bear interest at a rate per annum equal to the lesser of (i) the Default Rate applicable thereto or (ii) the Maximum Rate.

            (c) Interest Periods. After giving effect to any Borrowing, conversion, or continuation of any LIBOR Rate Loan, there may not be more than five (5) different Interest Periods in effect hereunder.

      Section 2.2 Continuation and Conversion Elections.

            (a) A Borrower may upon irrevocable written notice to the Agent in accordance with Section 2.2(b):


CREDIT AGREEMENT - Page 11

                  (i) elect, as of any Business Day, in the case of Base Rate
            Loans to convert any such Base Rate Loans (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $500,000 in excess thereof) into LIBOR Rate Loans; or

                  (ii) elect, as of the last day of the applicable Interest
            Period, to continue any LIBOR Rate Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $500,000 in excess thereof) as LIBOR Rate Loans;

      provided, that if at any time the aggregate amount of LIBOR Rate Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $1,000,000, such LIBOR Rate Loans shall, effective as of the expiration date of the applicable Interest Period, automatically convert into Base Rate Loans; provided, further, that if the notice shall fail to specify the duration of the Interest Period, such Interest Period shall be one month.

            (b) The Borrowers shall deliver a notice of continuation/conversion in the form of Exhibit D (a "Notice of Continuation/Conversion") to the Agent not later than 11:00 a.m. (Dallas, Texas time) at least three (3) Business Days in advance of the Continuation/Conversion Date, if the Loans are to be converted into or continued as LIBOR Rate Loans and specifying:

                  (i) the proposed Continuation/Conversion Date;

                  (ii) the Loans and the aggregate amount of such Loans to be converted or continued;

                  (iii) the type of Loans resulting from the proposed conversion or continuation; and

                  (iv) the duration of the requested Interest Period, provided, however, the Borrower may not select an Interest Period that ends after the Stated Termination Date.

            (c) If upon the expiration of any Interest Period applicable to LIBOR Rate Loans, the Borrowers have failed to timely select a new Interest Period to be applicable to such LIBOR Rate Loans or if any Default or Event of Default then exists, the Borrowers shall be deemed to have elected to convert such LIBOR Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

            (d) The Agent will promptly notify each Lender of its receipt of a Notice of Continuation/Conversion. All conversions and continuations shall be made ratably according


CREDIT AGREEMENT - Page 12
      to the respective outstanding principal amounts of the Loans with respect to which such notice was given held by each Lender.

      Section 2.3 Maximum Interest Rate. If the Interest Rate, absent the limitation set forth in this Section 2.3, would have exceeded the Maximum Rate, then the Interest Rate shall be the Maximum Rate, and, if in the future, the Interest Rate would otherwise be less than the Maximum Rate, then the Interest Rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Obligations, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would, but for this Section 2.3, have been paid or accrued if the Interest Rate otherwise set forth in this Agreement had at all times been in effect, then the Borrowers shall, to the extent permitted by applicable law, pay the Agent, for the account of the Lenders, an amount equal to the excess of (a) the lesser of
(i) the amount of interest which would have been paid or accrued if the Maximum Rate had, at all times, been in effect or (ii) the amount of interest which would have been paid or accrued had the interest rate otherwise set forth in this Agreement, at all times, been in effect over (b) the amount of interest actually paid or accrued under this Agreement. The Agent, each Lender, and each Borrower acknowledges, agrees, and declares that it is its intention to expressly comply with all Requirements of Law in respect of limitations on the amount or rate of interest that can legally be contracted for, charged, or received under or in connection with the Loan Documents. Notwithstanding anything to the contrary contained in any Loan Document (even if any such provision expressly declares that it controls all other provisions of the Loan Documents), in no contingency or event whatsoever shall the amount of interest (including the aggregate of all charges, fees, benefits, or other compensation which constitutes interest under any Requirement of Law) under the Loan Documents paid by any Borrower, received by the Agent, the Letter of Credit Issuer, or any Lender, agreed to be paid by any Borrower, or requested or demanded to be paid by the Agent, the Letter of Credit Issuer, or any Lender, exceed the Maximum Rate, and all provisions of the Loan Documents in respect of the contracting for, charging, or receiving compensation for the use, forbearance, or detention of money shall be limited as provided by this Section
2.3. In the event any such interest is paid to the Agent, the Letter of Credit Issuer, or any Lender by the Borrowers, or any of them, in an amount or at a rate which would exceed the Maximum Rate, the Agent, the Letter of Credit Issuer, or such Lender, as the case may be, shall automatically apply such excess to any unpaid amount of the Obligations other than interest, in inverse order of maturity, or if the amount of such excess exceeds said unpaid amount, such excess shall be paid to the paying Borrowers or Borrower, as applicable. All interest paid, or agreed to be paid, by any Borrower, or taken, reserved, or received by the Agent, the Letter of Credit Issuer, or any Lender, shall be amortized, prorated, spread, and allocated in respect of the Obligations throughout the full term of this Agreement. Notwithstanding any provision contained in any of the Loan Documents, or in any other related documents executed pursuant hereto, neither the Agent, the Letter of Credit Issuer, nor any Lender shall ever be entitled to charge, receive, take, reserve, collect, or apply as interest any amount which, together with all other interest under the Loan Documents would result in a rate of interest under the Loan Documents in excess of the Maximum Rate and, in the event the Agent, the Letter of Credit Issuer, or any Lender ever charges, receives, takes, reserves, collects, or applies any amount in respect of the Borrowers, or any of them, that otherwise would, together with all other interest under the Loan Documents, be in excess of the Maximum Rate, such


CREDIT AGREEMENT - Page 13
amount shall automatically be deemed to be applied in reduction of the unpaid principal balance of the Obligations and, if such principal balance is paid in full, any remaining excess shall forthwith be paid to the applicable Borrowers or Borrower. The Borrowers, the Agent, the Letter of Credit Issuer, and the Lenders shall, to the maximum extent permitted under any Requirement of Law, (A) characterize any non-principal payment as a standby fee, commitment fee, prepayment charge, delinquency charge, expense, or reimbursement for a third-party expense rather than as interest and (B) exclude prepayments, acceleration, and the effects thereof. Nothing in any Loan Document shall be construed or so operate as to require or obligate the Borrowers, or any of them, to pay any interest, fees, costs, or charges greater than is permitted by any Requirement of Law. Subject to the foregoing, the Borrowers hereby agree that the actual effective rate of interest from time to time existing under the Loan Documents, including all amounts agreed to by the Borrowers or charged or received by the Agent, the Letter of Credit Issuer, or the Lenders pursuant to and in accordance with the Loan Documents, which may be deemed to be interest under any Requirement of Law, shall be deemed to be a rate which is agreed to and stipulated by the Borrowers and the Lenders in accordance with Requirements of Law.

      Section 2.4 Reserved.

      Section 2.5 Unused Line Fee. Subject to Section 2.3, until the Loans have been paid in full and this Agreement terminated, the Borrowers agree to pay to the Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, on the first day of each calendar month and on the Termination Date, an unused line fee (the "Unused Line Fee") equal to the Unused Line Fee Percentage multiplied by the amount by which the Maximum Revolver Amount exceeded the sum of the average daily outstanding amount of the Revolving Loans and the average daily undrawn face amount of all outstanding Letters of Credit and Credit Support during the immediately preceding month or shorter period if calculated for the first month after the Closing Date or on the Termination Date. Subject to Section 2.3 the Unused Line Fee shall be computed on the basis of a 360 day year for the actual number of days elapsed. For purposes of calculating the Unused Line Fee pursuant to this Section 2.5, any payment received by the Agent (if received prior to 2:00 p.m. Dallas, Texas time) shall be deemed to be credited to the Borrowers' Loan Account on the date such payment is received by the Agent.

      Section 2.6 Letter of Credit Fee. Subject to Section 2.3, the Borrowers agree to pay to the Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, for each Letter of Credit or Credit Support, a fee (the "Letter of Credit Fee") equal to the Letter of Credit Fee Percentage, or during the existence of any Default or Event of Default the Default Rate with respect to Letters of Credit, multiplied by the undrawn face amount of each Letter of Credit or Credit Support, plus all out-of-pocket costs, fees, and expenses incurred by the Letter of Credit Issuer in connection with the application for, processing of, issuance of, or amendment to any Letter of Credit or Credit Support, which costs, fees, and expenses shall include a "fronting fee" in an amount equal to one-eighth percent (0.125%) of the face amount of such Letter of Credit or Credit Support, payable to the Letter of Credit Issuer on the date of issuance of each Letter of Credit or Credit Support. The Letter of Credit Fee shall be payable monthly in arrears on the first day of each month following any month in which a Letter of Credit or Credit Support was issued and/or in which a Letter of Credit or Credit Support remained outstanding and on the Termination Date. Subject to


CREDIT AGREEMENT - Page 14

Section 2.3, the Letter of Credit Fee shall be computed on the basis of a 360 day year for the actual number of days elapsed.

      Section 2.7 Other Fees. The Borrowers agree to pay the Agent all other fees and expenses as set forth in the Agent's Letter.

      Section 2.8 Collections Administration. In order to reimburse the Agent or the Bank, as applicable, for the cost of delays in the collection and clearance of remittances, the Borrowers shall pay to the Agent or the Bank, as applicable, for its own account, respectively, interest at the rate applicable to Base Rate Loans for one Business Day on the amount of all uncollected funds applied to the Revolving Loans or transferred to the Designated Account as provided by Section 2.11(f) of the Security Agreement.

                                    ARTICLE 3

                            PAYMENTS AND PREPAYMENTS

      Section 3.1 Revolving Loans. The Borrowers shall repay the outstanding principal balance of the Revolving Loans, together with all other Obligations, including all accrued and unpaid interest thereon, on the Termination Date. The Borrowers may prepay the Revolving Loans at any time and reborrow subject to the terms of this Agreement; provided that with respect to any LIBOR Rate Revolving Loans prepaid prior to the expiration date of the Interest Period applicable thereto, the Borrowers shall pay to the Agent, for the account of the Lenders, the amounts described in Section 4.4. In addition, and without limiting the generality of the foregoing, upon demand the Borrowers shall pay to the Agent, for account of the Lenders, the amount, if any and without duplication, by which the Aggregate Revolver Outstandings exceeds the lesser of the Borrowing Base or the Maximum Revolver Amount. Accrued interest on the Revolving Loans shall be due and payable in arrears (a) in the case of Base Rate Revolving Loans, on the first day of each calendar month and on the Termination Date and (b) in the case of LIBOR Rate Revolving Loans and with respect to each such Revolving Loan (i) on the last day of the Interest Period with respect thereto and (ii) on the Termination Date.

      Section 3.2 Termination of Total Facility.

            (a) The Borrowers may reduce the Maximum Revolver Amount to an amount equal to $75,000,000 at any time effective upon five (5) Business Days prior written notice thereof to the Agent and the Lenders, provided that any such reduction (i) shall be in a single reduction and (ii) shall be permanent. The Lenders shall have no obligation at any time to increase the Maximum Revolver Amount following any such reduction.

            (b) The Borrowers may terminate this Agreement upon at least thirty
      (30) days prior written notice thereof to the Agent and the Lenders, upon
      (a) the payment in full of all outstanding Revolving Loans, together with accrued and unpaid interest thereon, and the cancellation and return of all outstanding Letters of Credit and Credit Support (or alternatively, with respect to each such Letter of Credit or Credit Support, the furnishing to


CREDIT AGREEMENT - Page 15
      the Agent, in the Agent's discretion, of a Supporting Letter of Credit or cash deposit, in each case in amounts and in the manner required by
      Section 1.4(g)), (b) the payment of the early termination fee set forth in the following sentence, (c) the payment in full in cash of all reimbursable expenses and other Obligations together with accrued and unpaid interest thereon, and (e) any amount due under Section 3.5. Subject to Section 2.3, if this Agreement is terminated at any time prior to the Stated Termination Date, whether pursuant to this Section or pursuant to
      Section 9.2, the Borrowers shall pay to the Agent, for the account of the Lenders, an early termination fee determined in accordance with the following table:

=========================================================================
     Period during which early                   Early Termination Fee
       termination occurs
=========================================================================
On or prior to the first Anniversary          0.50% of the Total Facility
Date
=========================================================================
After the first Anniversary Date              0.25% of the Total Facility
but on or prior to the second
Anniversary Date
=========================================================================

Notwithstanding the foregoing, no such early termination fee shall be payable in the event this Agreement is terminated in connection with refinancing of the Obligations in a transaction in which the Bank or any of its Affiliates provides or arranges replacement financing or acts as underwriter or arranger of any public offering of debt or equity securities of the Parent.

      Section 3.3 Payments from Distributions or Loans from Subsidiaries. All proceeds or other cash payments received by a Borrower constituting proceeds of a Distribution, loan, or other advance to such Borrower, other than such proceeds which are Revolving Loan proceeds loaned from one Borrower to another Borrower, shall be paid to the Agent, promptly upon such receipt, for (i) application to the Revolving Loans if Availability Without Regard to Line Constraint, at the time of such receipt, is equal to or less than $40,000,00 or
(ii) transfer to the Designated Account if Availability Without Regard to Line Constraint, at the time of such receipt, is greater than $40,000,00.

      Section 3.4 Payments from Asset Dispositions. All Net Proceeds of any Asset Disposition by a Consolidated Member received by (i) a Borrower (other than proceeds of the sale by a Loan Party of Equipment, in the ordinary course of business, which are simultaneously reinvested in acquiring replacement Equipment of like kind, in the ordinary course of business) shall be paid to the Agent, promptly upon such receipt, for (A) application to the Revolving Loans if Availability Without Regard to Line Constraint, at the time of such receipt, is equal to or less than $40,000,000 or (B) transfer to the Designated Account if Availability Without Regard to Line Constraint, at the time of such receipt, is greater than $40,000,00, or (ii) a Loan Party other than a Borrower shall be deposited, promptly upon receipt, to a bank account of such Loan Party subject to a Blocked Account Agreement (or in the case of a Loan Party other than a Borrowing Base Party, as may otherwise be agreed by the Agent in its sole discretion) and the requirements of Section 7.26. No provision


CREDIT AGREEMENT - Page 16
contained in this Section 3.4 shall constitute a consent to an asset disposition that is otherwise not permitted by the terms of this Agreement.

      Section 3.5 LIBOR Rate Loan Prepayments. In connection with any prepayment, if any LIBOR Rate Loans are prepaid prior to the expiration date of the Interest Period applicable thereto, the Borrowers shall pay to the Agent, for the benefit of the Lenders, the amounts described in Section 4.4.

      Section 3.6 Payments by the Borrowers.

            (a) All payments to be made by the Borrowers shall be made without setoff, recoupment, or counterclaim. Without in any way limiting Section
      2.11 of the Security Agreement, except as otherwise expressly provided herein, all payments by the Borrowers shall be made to the Agent for the account of the Lenders, to the account designated by the Agent and shall be made in Dollars and in immediately available funds, no later than 2:00 p.m. (Dallas, Texas time) on the date specified herein. Any payment received by the Agent after such time shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

            (b) Subject to the provisions set forth in the definition of Interest Period, whenever any payment is due on a day other than a Business Day, such payment shall be due on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

      Section 3.7 Payments as Revolving Loans. At the election of the Agent, all payments of principal, interest, reimbursement obligations in connection with Letters of Credit and Credit Support, fees, premiums, reimbursable expenses (including, without limitation, all reimbursement for expenses pursuant to Section 13.7), and other sums payable hereunder, may be paid from the proceeds of Revolving Loans made hereunder whether made following a request by the Borrowers pursuant to Section 1.2 or a deemed request as provided in this
Section 3.7. The Borrowers hereby irrevocably authorize the Agent to charge the Loan Account for the purpose of paying all amounts from time to time due hereunder, including, without limitation, reimbursing expenses pursuant to
Section 13.7, and agree that all such amounts charged shall constitute Revolving Loans (including Non-Ratable Loans and Agent Advances) and that all such Revolving Loans shall be deemed to have been requested pursuant to Section 1.2.

      Section 3.8 Apportionment, Application, and Reversal of Payments. Principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Loans to which such payments relate held by each Lender) and payments of the fees shall, as applicable, be apportioned ratably among the Lenders, except for fees payable solely to the Agent and the Letter of Credit Issuer and except as provided in Section 11.1(b). All payments shall be remitted to the Agent and all such payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of any Loan Party's Accounts or any other Collateral received by the Agent, shall be applied, ratably, subject to the provisions of this Agreement, first, to pay any fees, indemnities, or expense reimbursements then due to the Agent


CREDIT AGREEMENT - Page 17
from the Obligated Parties, second, to pay any fees or expense reimbursements then due to the Lenders from the Obligated Parties, third, to pay interest due in respect of the Loans, including Non-Ratable Loans and Agent Advances, fourth, to pay or prepay principal of the Non-Ratable Loans and the Agent Advances, fifth, to pay or prepay principal of the Revolving Loans (other than Non-Ratable Loans and Agent Advances) and unpaid reimbursement obligations in respect of Letters of Credit and Credit Support, sixth, to pay an amount to the Agent equal to all outstanding Letter of Credit Obligations to be held as cash collateral for such Obligations, and seventh, to the payment of any other Obligation including any amounts relating to Bank Products due to the Agent or any Lender. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by a Borrower, or unless an Event of Default is in existence, neither the Agent nor any Lender shall apply any payment which it receives to any LIBOR Rate Loan, except (a) on the expiration date of the Interest Period applicable to any such LIBOR Rate Loan, or (b) in the event, and only to the extent, that there are no outstanding Base Rate Loans and, in any event, the Borrowers shall pay the LIBOR breakage losses in accordance with Section 4.4. The Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations in accordance with the terms of this Agreement.

      Section 3.9 Indemnity for Returned Payments. If after receipt of any payment which is applied to the payment of all or any part of the Obligations, the Agent, any Lender, the Bank, or any Affiliate of the Bank is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Agent or such Lender and the Borrowers shall be liable to pay to the Agent and the Lenders, and each Borrower hereby indemnifies the Agent and the Lenders and holds the Agent and the Lenders harmless for the amount of such payment or proceeds surrendered. The provisions of this Section 3.9 shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent or any Lender in reliance upon such payment or application of proceeds, and any such contrary action so taken shall be without prejudice to the Agent's and the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment or application of proceeds having become final and irrevocable. The provisions of this Section 3.9 shall survive the termination of this Agreement.

      Section 3.10 The Agent's and the Lenders' Books and Records; Monthly Statements. The Agent shall record the principal amount of the Loans owing to each Lender, the undrawn face amount of all outstanding Letters of Credit and Credit Support and the aggregate amount of unpaid reimbursement obligations outstanding with respect to the Letters of Credit and Credit Support from time to time on its books. In addition, each Lender may note the date and amount of each payment or prepayment of principal of such Lender's Loans in its books and records. Failure by the Agent or any Lender to make any such notation shall not affect the obligations of any Obligated Party with respect to the Loans, the Letters of Credit, or any Credit Support. The Loan Parties agree that the Agent's and each Lender's books and records showing the Obligations and the transactions pursuant to this Agreement and the other Loan Documents shall be admissible in any action or proceeding arising therefrom, and shall constitute presumptive proof thereof, irrespective of whether any


CREDIT AGREEMENT - Page 18

Obligation is also evidenced by a promissory note or other instrument. The Agent will provide to the Borrowers a monthly statement of Loans, payments, and other transactions pursuant to this Agreement. Absent manifest error, such statement shall be deemed correct, accurate, and binding on the Loan Parties and an account stated (except for reversals and reapplications of payments made as provided in Section 3.8 and corrections of errors discovered by the Agent), unless a Borrower notifies the Agent in writing to the contrary within thirty
(30) days after such statement is rendered. In the event a timely written notice of objections is given by a Borrower, only the items to which exception is expressly made will be considered to be disputed.

                                    ARTICLE 4

                     TAXES, YIELD PROTECTION, AND ILLEGALITY

      Section 4.1 Taxes.

            (a) Any and all payments by the Loan Parties or any of them, to the Agent or any Lender under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, subject to Section 12.10(e), the Loan Parties shall pay all Other Taxes.

            (b) The Loan Parties agree to indemnify and hold harmless the Agent and each Lender for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 4.1) paid by the Agent or any Lender and any liability (including penalties, interest, additions to tax, and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within thirty (30) days after the date the Agent or any Lender makes written demand therefor.

            (c) If the Loan Parties shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to the Agent or any Lender, then:

                  (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including, without limitation, deductions and withholdings applicable to additional sums payable under this Section 4.1) the Agent or such Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

                  (ii) the Loan Parties shall make such deductions and
            withholdings;

                  (iii) the Loan Parties shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with any applicable Requirement of Law; and

                  (iv) the Loan Parties shall also pay to the Agent, for the account of each


CREDIT AGREEMENT - Page 19

                  Lender, or each Lender at the time interest is paid, all additional amounts which the respective Lender specifies as necessary to preserve the after-tax yield such Lender would have received if such Taxes or Other Taxes had not been imposed.

            (d) Within thirty (30) days after the date of any payment by the Loan Parties of Taxes or Other Taxes, the Loan Parties shall furnish the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

            (e) If the Loan Parties are required to pay additional amounts to the Agent or any Lender pursuant to Section 4.1(c), then the applicable Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its lending office so as to eliminate any such additional payment by the Loan Parties which may thereafter accrue, if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

      Section 4.2 Illegality.

            (a) If any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for such Lender or its applicable lending office to make LIBOR Rate Loans, then, on notice thereof by such Lender to the Borrowers through the Agent, any obligation of such Lender to make LIBOR Rate Loans shall be suspended until such Lender notifies the Agent and the Borrowers that the circumstances giving rise to such determination no longer exist.

            (b) If a Lender determines that it is unlawful to maintain any LIBOR Rate Loan, the Borrowers shall, upon receipt of notice of such fact and demand from such Lender (with a copy to the Agent), prepay in full such LIBOR Rate Loans of such Lender then outstanding, together with accrued and unpaid interest thereon and amounts required under Section 4.4, either on the last day of the Interest Period thereof, if such Lender may lawfully continue to maintain such LIBOR Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such LIBOR Rate Loans. If the Borrowers are required to so prepay any LIBOR Rate Loans, then concurrently with such prepayment, the Borrowers shall borrow from the affected Lender, in the amount of such repayment, a Base Rate Loan.

      Section 4.3 Increased Costs and Reduction of Return.

            (a) If any Lender determines that due to either (i) the introduction of or any change in the interpretation of any law or regulation or (ii) the compliance by such Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding, or maintaining any LIBOR Rate Loans, then, subject to Section 2.3, the Borrowers shall be liable for, and shall from time to time, upon


CREDIT AGREEMENT - Page 20
      demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs.

            (b) If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or
      (iv) compliance by such Lender or any corporation or other entity controlling such Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation or other entity controlling such Lender and (taking into consideration such Lender's or such corporation's or other entity's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, loans, credits, or obligations under this Agreement, then, subject to Section 2.3, upon demand of such Lender to the Borrowers through the Agent, the Borrowers shall pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such increase.

      Section 4.4 Funding Losses. The Borrowers shall reimburse each Lender and hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of:

            (a) the failure of the Borrowers to make on a timely basis any payment of principal of any LIBOR Rate Loan;

            (b) the failure of the Borrowers to borrow, continue, or convert a Loan after any Borrower has given (or is deemed to have given) a Notice of Borrowing or a Notice of Continuation/Conversion (except as permitted by Section 4.5); or

            (c) the prepayment or other payment (including after acceleration thereof) of any LIBOR Rate Loans on a day that is not the last day of the relevant Interest Period;

including any such loss of anticipated profit and any loss or expense arising from the liquidation or reemployment of funds obtained by such Lender to maintain its LIBOR Rate Loans or from fees payable to terminate the deposits from which such funds were obtained. The Borrowers shall also pay any customary administrative fees charged by any Lender in connection with the foregoing. Upon the occurrence of any prepayment or payment described in clause (c) preceding, the Borrowers shall pay to the Agent, for the benefit of the Lenders, a prepayment fee in an amount reasonably determined by the Agent.

      Section 4.5 Inability to Determine Rates. If the Agent determines that for any reason adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan, or that the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan does not adequately and fairly


CREDIT AGREEMENT - Page 21
reflect the cost to the Lenders of funding such Loan, the Agent will promptly so notify the Borrowers and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBOR Rate Loans hereunder shall be suspended until the Agent revokes such notice in writing. Upon receipt of a notice pursuant to the first sentence of this Section, the Borrowers may revoke any Notice of Borrowing or Notice of Continuation/Conversion then submitted by any of them. If the Borrowers do not revoke such Notice of Borrowing or Notice of Continuation/Conversion, the Lenders shall make, convert, or continue the Loans, as proposed by the Borrowers, in the amount specified in the applicable notice submitted by a Borrower, but such Loans shall be made, converted, or continued as Base Rate Loans instead of LIBOR Rate Loans.

      Section 4.6 Certificates of the Agent. If any Lender claims reimbursement or compensation under this Article 4, the Agent shall determine the amount thereof and shall deliver to the Borrowers (with a copy to the affected Lender) a certificate setting forth in reasonable detail the amount payable to the affected Lender, and such certificate shall be conclusive and binding on the Borrowers in the absence of manifest error.

      Section 4.7 Survival. The agreements and obligations of the Loan Parties in this Article 4 shall survive the payment of all other Obligations.

      Section 4.8 Replacement of Affected Lender. Within thirty (30) days after receipt by the Borrowers of written notice and demand from any Lender for any payment under the terms of Section 4.1 or Section 4.3 then, subject to this
Section 4.8, the Borrowers may, at their option, notify the Agent and such Lender (the "Affected Lender") of the Borrowers' intention to obtain, at the Borrowers' sole expense, a replacement Lender (the "Replacement Lender") to purchase the Affected Lender's Loans and its obligations under the Loan Documents. Subject to this Section 4.8, the Borrowers shall, within thirty (30) days following the delivery of such notice from the Borrowers, cause the Replacement Lender to purchase (and the Affected Lender hereby agrees to sell and convey to such Replacement Lender) the Loans and other obligations of the Affected Lender and assume the Affected Lender's Commitment and obligations hereunder in accordance with the terms of an Assignment and Acceptance for cash in an aggregate amount equal to the aggregate unpaid principal of the Loans and other Obligations held by such Affected Lender, all unpaid interest and fees accrued thereon or with respect thereto, and all other Obligations owed to such Affected Lender, including amounts owed under Section 4.1 or Section 4.3. Notwithstanding the foregoing, (a) the Borrowers shall continue to be obligated to pay to the Affected Lender in full all amounts then demanded and due under
Section 4.1 or Section 4.3 in accordance with the terms of this Agreement, (b) neither the Agent nor any Lender shall have any obligation to find a Replacement Lender, (c) the Replacement Lender must be acceptable to the Agent in its reasonable discretion, and (d) the Bank may not be replaced under this Section
4.8 without its consent. If the Borrowers elect to replace any Affected Lender, the Borrowers must replace all Affected Lenders as set forth in this Section, each such replacement to occur within a reasonable period of time not to exceed sixty (60) days from the date such Affected Lender requested any payment under
Section 4.1 or Section 4.3.


CREDIT AGREEMENT - Page 22

                                    ARTICLE 5

                BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES

      Section 5.1 Books and Records. The Borrowers shall maintain, at all times, correct and complete books, records, and accounts in which complete, correct, and timely entries are made of their transactions in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 5.2(a). The Borrowers shall, by means of appropriate entries, reflect in such accounts and in all Financial Statements proper liabilities and reserves for all taxes and proper provision for depreciation and amortization of property and bad debts, all in accordance with GAAP. The Loan Parties shall maintain at all times books and records pertaining to the Collateral in such detail, form, and scope as the Agent or any Lender shall reasonably require, including, but not limited to, records of (a) all payments received and all credits and extensions granted with respect to the Accounts, (b) the return, rejection, repossession, stoppage in transit, loss, damage, or destruction of any Inventory, and (c) all other dealings affecting the Collateral.

      Section 5.2 Financial Information. The Loan Parties shall promptly furnish to the Agent, all such information regarding any Consolidated Member's financial and business affairs as the Agent or any Lender (through the Agent) shall reasonably request. Without limiting the foregoing, the Loan Parties will furnish, or cause to be furnished, to the Agent the following, in sufficient copies for distribution by the Agent to each Lender, in such detail as the Agent or the Lenders (through the Agent) shall request:

            (a) The Loan Parties will furnish, or cause to be furnished, as soon as available, but in any event not later than ninety (90) days after the close of each Fiscal Year, consolidated audited and consolidating unaudited balance sheets and statements of income, consolidated cash flow, and consolidated and consolidating stockholders' equity for the Consolidated Members for such Fiscal Year, and the accompanying notes thereto, setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable detail, fairly presenting the financial position and the results of operations of the Consolidated Members as at the date thereof and for the Fiscal Year then ended, and prepared in accordance with GAAP. Such Financial Statements shall be examined in accordance with generally accepted auditing standards by and, in the case of such Financial Statements performed on a consolidated basis, accompanied by a report thereon, unqualified in any respect, of independent certified public accountants of national standing selected by the Parent. Each Loan Party hereby authorizes the Agent to communicate directly with its certified public accountants and, by this provision, authorizes those accountants to disclose to the Agent any and all financial statements and other supporting financial documents and schedules relating to the Consolidated Members and to discuss directly with the Agent the finances and affairs of the Consolidated Members, provided, that if no Default or Event of Default has occurred and continues in existence, the Parent shall have received written notice and a reasonable opportunity to be present in connection with any such communications.


CREDIT AGREEMENT - Page 23

            (b) The Loan Parties will furnish or cause to be furnished, (i) as soon as available, but in any event not later than thirty (30) days after the end of each month other than any month which is the end of a fiscal year or fiscal quarter of the Parent, consolidated unaudited balance sheets of the Consolidated Members as at the end of such month and consolidated unaudited statements of income and cash flow for the Consolidated Members for such month and for the period from the beginning of the Fiscal Year to the end of such month and (ii) as soon as available, but in any event not later than forty five (45) days after the end of each fiscal quarter other than the fiscal quarter which is the end of a fiscal year of the Parent, consolidating unaudited balance sheets of the Consolidated Members as at the end of such fiscal quarter and consolidating unaudited statements of income for such fiscal quarter and for the period from the beginning of the Fiscal Year to the end of such fiscal quarter, and consolidated unaudited balance sheets of the Consolidated Members as at the end of such fiscal quarter and consolidated unaudited statements of income and cash flow for the Consolidated Members for such fiscal quarter and for the period from the beginning of the Fiscal Year to the end of such fiscal quarter, in each case all in reasonable detail, fairly presenting the financial position and results of operations of the Consolidated Members as at the date thereof and for such periods, and, in each case, in comparable form, figures for the corresponding period in the prior Fiscal Year and prepared in accordance with GAAP (other than for presentation of footnotes and subject to normal year-end audit adjustments) applied consistently with the audited Financial Statements required to be delivered pursuant to Section 5.2(a). The Parent shall certify by a certificate signed by its chief financial officer, chief accounting officer, or treasurer that all such Financial Statements have been prepared in accordance with GAAP (other than presentation of footnotes) and present fairly, subject to normal year-end adjustments, the financial position of the Consolidated Members as at the dates thereof and its results of operations for the periods then ended.

            (c) Reserved.

            (d) The Loan Parties will furnish or cause to be furnished, with each of the annual audited Financial Statements delivered pursuant to
      Section 5.2(a), and with each of the unaudited Financial Statements for any fiscal quarter ending March 31, June 30, or September 30 delivered pursuant to Section 5.2(b), a certificate of the chief financial officer, chief accounting officer, or treasurer of the Parent in the form of Exhibit F (a "Compliance Certificate") (i) setting forth in reasonable detail the calculations required to establish the Loan Parties' compliance with the covenants set forth in Section 7.22 and Section 7.23 during the period covered by such Financial Statements and as at the end thereof and
      (ii) stating that, except as explained in reasonable detail in such certificate, (A) all of the representations and warranties of the Loan Parties contained in this Agreement and the other Loan Documents are correct and complete in all material respects as at the date of such certificate as if made at such time, except for those that speak as of a particular date, (B) the Loan Parties are, at the date of such certificate, in compliance in all material respects with all of their respective covenants and agreements in this Agreement and the other Loan Documents, (C) no Default or Event of Default then exists or existed during the period covered by such Financial Statements, (D) describing and analyzing in reasonable detail all material trends, changes, and developments in each and all such Financial Statements, and


CREDIT AGREEMENT - Page 24

      (E) explaining the variances of the figures in the corresponding budgets and prior Fiscal Year Financial Statements. If such certificate discloses that a representation or warranty is not correct or complete, or that a covenant has not been complied with, or that a Default or Event of Default existed or exists, such certificate shall set forth what action the Loan Parties have taken or propose to take with respect thereto.

            (e) The Loan Parties will furnish, or cause to be furnished, no sooner than sixty (60) days and not less than thirty (30) days prior to the beginning of each Fiscal Year, annual forecasts prepared by the Parent during such time period (to include forecasted consolidated and consolidating balance sheets and statements of income and consolidated cash flow) for the Consolidated Members as at the end of and for each month of such Fiscal Year.

            (f) Without limiting Section 5.3(l), the Loan Parties will furnish, or cause to be furnished, promptly after filing with the PBGC, the IRS, or any other Governmental Authority, a copy of each annual report or other material filing filed with respect to each Plan or Foreign Plan of any Consolidated Member.

            (g) The Loan Parties will furnish, or cause to be furnished, (i) promptly upon the filing thereof, copies of all material reports, if any, to or other documents filed by any Consolidated Member with the Securities and Exchange Commission under the Exchange Act, to the extent required to be filed with any Governmental Authority pursuant to any Requirement of Law requiring public disclosure, (ii) promptly upon receipt or sending thereof, all reports, notices, and statements sent or received by any Consolidated Member to or from the holders of any equity interests of any Consolidated Member or of any Debt of any Consolidated Member, and (iii) promptly upon receipt or sending thereof, all material reports, notices, and statements sent or received by any Consolidated Member to or from the trustee under any indenture under which any Debt is issued.

            (h) The Loan Parties will furnish, or cause to be furnished, as soon as available, but in any event not later than fifteen (15) days after any Consolidated Member's receipt thereof, a copy of all management reports and management letters prepared by any independent certified public accountants of any Consolidated Member.

            (i) The Loan Parties will furnish, or cause to be furnished, promptly after their preparation, copies of any and all proxy statements, financial statements, and reports which the Parent makes available to its shareholders or any holder of any Debt.

            (j) If requested by the Agent, the Loan Parties will furnish, or cause to be furnished, promptly after filing with the IRS, a copy of each tax return filed by any Consolidated Member.

            (k) The Parent shall provide, or cause to be provided, to the Agent the following on or before the twentieth (20th) day of each calendar month or on a more frequent basis if requested by the Agent or required to redetermine Availability: (A) a schedule of each Borrowing Base Party's Accounts created since the last such schedule and a Borrowing Base


CREDIT AGREEMENT - Page 25

      Certificate, in each case in form reasonably satisfactory to the Agent,
      (B) an aging of each Borrowing Base Party's Accounts together with a reconciliation (including without limitation, reconciliation of ineligibles) to the previous calendar month end's accounts receivable balance of such Borrowing Base Party's Accounts and to its general ledger;
      (C) an aging of each Borrowing Base Party's accounts payable; (D) upon the Agent's request, copies of invoices in connection with each Borrowing Base Party's Accounts, customer statements, credit memos, remittance advices and reports, deposit slips, and shipping and delivery documents in connection with each Borrowing Base Party's Accounts and for Equipment acquired by each Loan Party, purchase orders, and invoices; (E) upon the Agent's request, a statement of the balance of each of the Intercompany Accounts; (F) such other reports as to the Collateral as the Agent shall reasonably request from time to time; and (G) with the delivery of each of the foregoing, a certificate of the Loan Parties executed by a Responsible Officer of the Parent on behalf of all of the Loan Parties certifying as to the accuracy and completeness of the foregoing. If any of the Loan Parties' records or reports of the Collateral are prepared by an accounting service or other agent, each Loan Party hereby authorizes, and shall cause each Loan Party to authorize, such service or agent to deliver such records, reports, and related documents to the Agent, for distribution to the Lenders.

            (l) The Canada Subsidiaries will furnish, or cause to be furnished, within thirty (30) days of the last day of each fiscal quarter, copies of bank statements for each deposit account of each such Canada Subsidiary received by such Canada Subsidiary since the prior such delivery.

            (m) The Loan Parties will furnish, or cause to be furnished, such additional information as the Agent and/or any Lender may from time to time reasonably request regarding the financial and business affairs of any Consolidated Member.

      Section 5.3 Notices to the Lender. The Loan Parties shall notify the Agent and the Lenders in writing of the following matters at the following times:

            (a) immediately after becoming aware of any Default or Event of Default;

            (b) immediately after becoming aware of the assertion by any holder or holders of more than 1% of the Capital Stock of the Parent or the holder of any Debt in excess of $5,000,000 of any Loan Party or $5,000,000 of any other Consolidated Member that a default exists with respect thereto or that any Consolidated Member is not in compliance with the terms thereof, or the written threat or commencement by such holder of any enforcement action because of such asserted default or non-compliance;

            (c) immediately after becoming aware of any event or circumstance which could have, or has resulted in, a Material Adverse Effect;

            (d) immediately after becoming aware of any pending or threatened (in writing) action, suit, proceeding, or counterclaim by any Person, or any pending or threatened


CREDIT AGREEMENT - Page 26
      investigation by a Governmental Authority, which could reasonably be expected to have, or has resulted in, a Material Adverse Effect;

            (e) immediately after becoming aware of any pending or threatened (in writing) strike, work stoppage, unfair labor practice claim, or other labor dispute affecting any Consolidated Member which could reasonably be expected to have, or has resulted in, a Material Adverse Effect;

            (f) immediately after becoming aware of any violation of any law, statute, regulation, or ordinance of a Governmental Authority affecting any Consolidated Member which could reasonably be expected to have, or has resulted in, a Material Adverse Effect;

            (g) immediately after receipt of any notice of any violation by any Consolidated Member of any Environmental Law which could reasonably be expected to have, or has resulted in, a Material Adverse Effect or that any Governmental Authority has asserted in writing that any Consolidated Member is not in compliance with any Environmental Law or is investigating any Consolidated Member's compliance therewith;

            (h) immediately after receipt of any written notice that any Consolidated Member is or may be liable to any Person as a result of the Release or threatened Release of any Contaminant or that any Consolidated Member is subject to investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to the Release or threatened Release of any Contaminant which, in either case, is reasonably likely to give rise to liability in excess of $2,000,000;

            (i) immediately after receipt of any written notice of the imposition of any Environmental Lien against any property of any Obligated Party;

            (j) any change in any Loan Party's name as it appears in the state of its organization, state of organization, type of entity, organizational identification number, locations of Collateral, or trade names under which such Loan Party will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, in each case at least thirty (30) days prior thereto;

            (k) within ten (10) Business Days after any Loan Party or any ERISA Affiliate knows or has reason to know, that an ERISA Event or a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code) has occurred, and, when known, any action taken or threatened by the IRS, the DOL, or the PBGC with respect thereto;

            (l) upon request, or, in the event that such filing reflects a significant change with respect to the matters covered thereby which could reasonably be expected to have, or have resulted in, a Material Adverse Effect, within three (3) Business Days after the filing thereof with the PBGC, the DOL, or the IRS, as applicable, copies of the following: (i) each annual report (form 5500 series), including Schedule B thereto, filed with the PBGC, the DOL, or the IRS with respect to each Plan, (ii) a copy of each funding waiver request filed with the


CREDIT AGREEMENT - Page 27

      PBGC, the DOL, or the IRS with respect to any Plan and all communications received by any Loan Party or any ERISA Affiliate from the PBGC, the DOL, or the IRS with respect to such request, and (iii) a copy of each other filing or notice filed with the PBGC, the DOL, or the IRS, with respect to each Plan by either any Loan Party or any ERISA Affiliate;

            (m) upon request, copies of each actuarial report for any Plan or Multi-employer Plan and annual report for any Multi-employer Plan, and within three (3) Business Days after receipt thereof by any Loan Party or any ERISA Affiliate, copies of the following: (i) any notices of the PBGC's intention to terminate a Plan or to have a trustee appointed to administer such Plan; (ii) any unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code; or (iii) any notice from a Multi-employer Plan regarding the imposition of withdrawal liability in excess of $1,000,000;

            (n) within three (3) Business Days after the occurrence thereof: (i) any changes in the benefits of any existing Plan or Foreign Plan which increase any Consolidated Member's annual costs with respect thereto by an amount in excess of $1,000,000, or the establishment of any new Plan or Foreign Plan or the commencement of contributions to any Plan or Foreign Plan to which any Consolidated Member or any ERISA Affiliate was not previously contributing; or (ii) any failure by any Consolidated Member or any ERISA Affiliate to make a required installment or any other required payment to a Plan or Foreign Plan in excess of $1,000,000 under Requirements of Law on or before the due date for such installment or payment;

            (o) within three (3) Business Days after any Consolidated Member or any ERISA Affiliate knows or has reason to know that any of the following events has or will occur: (i) a Multi-employer Plan has been or will be terminated, become insolvent, or involved in a reorganization; (ii) the administrator or plan sponsor of a Multi-employer Plan intends to terminate a Multi-employer Plan; or (iii) any Consolidated Member or any ERISA Affiliate knows or has reason to know that a liability will be asserted or incurred with respect to a Multi-employer Plan which is not asserted or incurred in the ordinary course of ongoing operations of such Multi-employer Plan;

            (p) promptly upon the Agent's request, or, in the event that a filing referenced in this clause (p) reflects a significant change with respect to the matters covered thereby, within three (3) Business Days of the filing thereof with any Governmental Authority, copies of the following: (i) each filing report or notice filed with any Governmental Authority with respect to each Foreign Plan; (ii) any notices received from a Governmental Authority or relating to or concerning either the funding status of any Foreign Plan or any claims against any Consolidated Member regarding any Foreign Plan;

            (q) immediately upon becoming aware of any default or event of default (howsoever defined) or other breach or failure to perform under
      (a) any Subordinated Debt or Subordinated Debt Documents or (b) any claim is asserted against a Loan Party or other Consolidated Member alleging any occurrence described in clause (a) preceding; and


CREDIT AGREEMENT - Page 28

            (r) immediately upon commencement of any proceedings contesting any tax, fee, assessment, or other governmental charge in excess of $5,000,000.

Each notice given under this Section shall describe the subject matter thereof in reasonable detail, and shall set forth the action that any Consolidated Member or any ERISA Affiliate, as applicable, has taken or proposes to take with respect thereto.

      Section 5.4 Revisions or Updates to Schedules. Should any of the information or disclosures provided on any of the schedules originally attached hereto become outdated or incorrect in any material respect, the Borrowers shall deliver to the Agent and the Lenders, concurrently with the next Compliance Certificate required to be delivered pursuant to Section 5.2(d), such revisions or updates to such schedule(s) whereupon such schedules shall be deemed to be amended by such revisions or updates, as may be necessary or appropriate to update or correct such schedule(s), provided that, notwithstanding the foregoing, (i) no such revisions or updates to Schedule 6.10, 6.11 or 6.27 shall be deemed to have amended, modified, or superseded any such schedules as originally attached hereto, or to have cured any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such schedules, unless and until the Agent shall have received all agreements, certificates, and documents reasonably required to evidence and perfect the Agent's Liens in any Collateral listed on any such Schedule and (ii) without limiting any other provision of this Agreement, no such revisions or updates to Schedules 6.8, 6.13, 6.14, 6.15, 6.18, A-2, A-3, A-4, A-5 and A-6 shall be deemed to have amended, modified, or superseded any such schedules as originally attached hereto, or to have cured any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such schedules, unless and until the Agent and the Majority Lenders shall have accepted in writing such revisions or updates to any such schedules.

                                    ARTICLE 6

                     GENERAL WARRANTIES AND REPRESENTATIONS

      Each Loan Party warrants and represents to the Agent and the Lenders that except as set forth in the Schedules to this Agreement as they may be modified from time to time pursuant to Section 5.4, and except as hereafter disclosed to and accepted by the Majority Lenders in writing:

      Section 6.1 Authorization, Validity, and Enforceability of this Agreement and the other Loan Documents; No Conflicts. Each Obligated Party has the power and authority to execute, deliver, and perform this Agreement and the other Loan Documents to which it is a party, to incur the Obligations, and to grant to the Agent Liens upon the Collateral. Each Obligated Party has taken all necessary action (including obtaining approval of its stockholders, partners, general partner(s), members, or other applicable equity owners, if necessary) to authorize its execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party. This Agreement and the other Loan Documents have been duly executed and delivered by each Loan Party or other Obligated Party, and constitute the legal, valid, and binding obligations of each Loan Party or other Obligated Party, enforceable against it in accordance with their respective terms without defense, setoff, or counterclaim, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws at the time in effect affecting the rights of creditors


CREDIT AGREEMENT - Page 29
generally and subject to general principles of equity whether applied by a court of law or equity. Each Loan Party's or other Obligated Party's execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party do not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in or require the creation or imposition of any Lien upon the property of any Loan Party or other Obligated Party by reason of the terms of (a) any contract, mortgage, Lien, lease, agreement, indenture, document, or instrument (including, without limitation, the Subordinated Debt Documents or the Synthetic Lease Transaction Documents, or any agreements entered into in connection therewith, respectively) to which such Loan Party or other Obligated Party is a party or which is binding upon it, (b) any Requirement of Law applicable to such Loan Party or other Obligated Party, or (c) the certificate or articles of incorporation, bylaws, limited liability company or limited partnership agreement, or other organizational or constituent documents, as the case may be, of such Loan Party or other Obligated Party. The Borrowers' incurrence of the Obligations as provided by this Agreement is not prohibited under the terms of any Subordinated Debt Documents or the Synthetic Lease Transaction Documents.

      Section 6.2 Validity and Priority of Security Interest. The provisions of this Agreement and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Agent, for the benefit of the Agent and the Lenders, and such Liens constitute perfected and continuing Liens on the Collateral, securing the Obligations, enforceable against the Obligated Party and all third parties, and having priority over all other Liens on the Collateral (a) except in the case of Liens described in clauses (b), (c), (d),
(e), (f), (g) and (i) of the definition of Permitted Liens to the extent any such Liens would have priority over the Agent's Liens pursuant to any Requirement of Law and (b) except for Liens in certificated vehicles, and Liens perfected only by possession to the extent the Agent has not obtained or does not maintain possession of such Collateral.

      Section 6.3 Reserved.

      Section 6.4 Corporate Name; Prior Transactions. Except as set forth on
Schedule 6.4, other than the legal name in which it has executed the Loan Documents no Loan Party has during the past five (5) years been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property outside of the ordinary course of business.

      Section 6.5 Capitalization; Subsidiaries; Organization and Qualification.
Schedule 6.5 is a correct and complete list of the name and relationship to the Parent of each and all of the Parent's Subsidiaries. Schedule 6.5 sets forth, as of the Closing Date, a true and complete listing of each class of each Obligated Party's authorized Capital Stock, of which all of such issued shares are validly issued, outstanding, fully paid and non-assessable, and owned beneficially and of record by the Persons identified on Schedule 6.5. Each Consolidated Member is duly incorporated, formed, or organized and validly existing in good standing under the laws of its state or other jurisdiction of incorporation, formation, or organization set forth on Schedule 6.5. The location of the chief executive office of each Obligated Party is at the address set forth with respect to each Obligated Party on Schedule 6.5. Each Consolidated Member is duly licensed or qualified to do business and in good standing (as applicable) in each of the jurisdictions in which the nature of the business


CREDIT AGREEMENT - Page 30
transacted by it or the nature of the property owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified could not reasonably be expected to have a Material Adverse Effect and (c) has all requisite corporate, partnership or limited liability company power and authority to conduct its business and own its property. The Subsidiaries of the Parent listed in Schedule 6.5 constitute all of the Subsidiaries of the Parent, and 100% of the Capital Stock of each such Subsidiary is directly or indirectly owned by the Parent except as otherwise specified in Schedule 6.5. As of the Closing Date, each of the Dormant Guarantors is dormant, conducts no business and has no assets. It is not intended by any Dormant Guarantor, the Parent or any other Loan Party that such Dormant Guarantor will conduct any business or own any property after on or after the Closing Date. Schedule 6.5 sets forth a listing, separately for each Loan Party, of each Foreign Subsidiary directly owned by such Loan Party, the total number of shares and the percentage of the total issued and outstanding shares of such Capital Stock owned by such Loan Party.

      Section 6.6 Financial Statements and Projections.

            (a) The Parent has delivered to the Agent and the Lenders the audited consolidated balance sheet and related statements of income, retained earnings, cash flow, and changes in stockholders' equity for the Parent and its Subsidiaries as of December 31, 2000, and for the Fiscal Year then ended, accompanied by the report thereon of the Parent's independent certified public accountants, PriceWaterhouseCoopers LLP. The Parent has also delivered to the Agent and the Lenders the unaudited consolidated balance sheet and related statements of income and cash flow for the Parent and its Subsidiaries as of October 31, 2001. All such financial statements have been prepared in accordance with GAAP and fairly present the financial position of the Parent and its Subsidiaries as at the dates thereof and their results of operations for the periods then ended (except with respect to the financial statements dated October 31, 2001, for the absence of applicable footnotes and subject to normal year-end adjustments). The Financial Statements for the Parent and its Subsidiaries as of October 31, 2001 reflect EBITDA for the Consolidated Members for the calendar month October, 2001, was greater than $2,000,000.

            (b) The Latest Projections described in clause (a) of the definition of Latest Projections in each case (i) include provision for all tax consequences described in the report by the Parent's accountants delivered by the Parent to the Agent prior to the Closing Date and (ii) demonstrate that the Borrowers will meet the minimum Availability Without Regard to Line Constraint required by Section 8.1(b). As of the Closing Date, the Parent and the other Consolidated Members have met the financial performance projections contained in the Latest Projections.

            (c) The Latest Projections when submitted to the Agent and the Lenders as required herein represent the Loan Parties' good faith estimate of the future financial performance of the Consolidated Members for the periods set forth therein. The Latest Projections have been prepared on the basis of the assumptions set forth therein, which the Loan Parties believe are fair and reasonable in light of current and reasonably foreseeable business conditions at the time submitted to the Agent and the Lenders.


CREDIT AGREEMENT - Page 31

      Section 6.7 Solvency. Each Obligated Party is Solvent prior to and after giving effect to the Loan Documents, the Borrowings to be made on the Closing Date and the issuance of the Letters of Credit and Credit Support to be issued on the Closing Date (if any), and shall remain Solvent during the term of this Agreement.

      Section 6.8 Debt. After giving effect to the making of the Loans to be made on the Closing Date, the Consolidated Members (other than Unrestricted Subsidiaries) have no Debt, except (a) the Obligations, (b) Debt described on
Schedule 6.8, (c) the Subordinated Debt under the Convertible Subordinated Notes and the Convertible Subordinated Debt Documents and (d) other Debt entered into after the Closing Date as permitted by Section 7.13 and reflected in the Financial Statements delivered pursuant to Section 5.2.

      Section 6.9 Distributions. Except as reflected on Schedule 6.9, as of the Closing Date, since December 31, 2000, no Distribution has been declared, paid, or made upon or in respect of any Capital Stock of the Parent.

      Section 6.10 Real Estate; Leases. As of the Closing Date, Schedule 6.10 sets forth a correct and complete list of all Real Estate owned by each Loan Party, all leases and subleases of real or personal property by each Loan Party as lessee or sublessee (other than leases of personal property as to which it is lessee or sublessee for which the aggregate lease payments is less than $500,000), and all leases and subleases of real or personal property by each Loan Party as lessor or sublessor. Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any party to any such lease or sublease exists in any material respect. Each Loan Party has good and indefeasible title in fee simple to the Real Estate identified on Schedule 6.10 as owned by such Loan Party, or valid leasehold interests in all Real Estate designated therein as "leased" by such Loan Party, and each Loan Party has good and indefeasible title to all of its other property reflected on the October 31, 2001 Financial Statements delivered to the Agent and the Lenders, except as disposed of in the ordinary course of business since the date thereof, free of all Liens except Permitted Liens.

      Section 6.11 Proprietary Rights. Schedule 6.11 sets forth a correct and complete list of all of each Consolidated Member's patents, patent applications, trademark and service mark registrations and applications, and copyright registrations and applications. None of the Proprietary Rights listed in
Schedule 6.11 is subject to any licensing agreement or similar arrangement with any Person other than another Consolidated Member except as set forth on
Schedule 6.11. The Proprietary Rights described on Schedule 6.11 constitute all of the property of such type necessary to the current and anticipated future conduct of the Consolidated Members' business. To the best of each Loan Party's knowledge, no slogan or other advertising device, product, process, method, substance, part, or other material now employed, or now contemplated to be employed, by any Consolidated Member infringes in any material respect upon any rights held by any other Person. Except as set forth in Schedule 6.13, no claim or litigation regarding any of the foregoing is pending or, to the best of any Loan Party's knowledge, threatened, which impairs, or could reasonably be expected to impair, any such Proprietary Rights in any material respect. No patent, invention, device, application, principle or any statute, law, rule, regulation, standard, or code is pending or,


CREDIT AGREEMENT - Page 32
to the knowledge of any Borrower, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

      Section 6.12 Trade Names. All trade names or styles under which any Borrowing Base Party will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, are listed on Schedule 6.12.

      Section 6.13 Litigation. Except as set forth on Schedule 6.13, there is no pending, or to the best of any Loan Party's knowledge threatened, action, suit, proceeding, or counterclaim by any Person, or investigation by any Governmental Authority, or any basis for any of the foregoing, which could reasonably be expected to have a Material Adverse Effect.

      Section 6.14 Labor Disputes. Except as set forth on Schedule 6.14, as of the Closing Date, (a) there is no collective bargaining agreement or other labor contract covering employees of any Consolidated Member, (b) no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement, (c) to the knowledge of the Loan Parties, no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of any Consolidated Member or for any similar purpose, and (d) there is no pending or (to the best of any Loan Party's knowledge) threatened, strike, work stoppage, material unfair labor practice claim, or other material labor dispute against or affecting any Consolidated Member or its employees.

      Section 6.15 Environmental Laws. Except as otherwise disclosed on Schedule 6.15:

            (a) Each Consolidated Member has complied in all material respects with all Environmental Laws and no Consolidated Member nor any of its presently or previously owned Real Estate, presently conducted or prior operations, or any property now or previously in its charge, management, or control is subject to any enforcement order from or liability agreement with any Governmental Authority or private Person respecting (i) compliance with any Environmental Law or (ii) any potential liabilities and costs or remedial action (involving a liability in excess of $2,000,000) arising from the Release or threatened Release of a Contaminant.

            (b) Each Consolidated Member has obtained all material permits necessary for its current operations under Environmental Laws, and all such permits are in good standing, and each Consolidated Member is in compliance with all material terms and conditions of such permits, other than permits which the failure to obtain or comply with could not reasonably be expected to have a Material Adverse Effect.

            (c) No Consolidated Member nor to the best of any Loan Party's knowledge any of its predecessors in interest has in violation of any Environmental Law stored, treated, or disposed of any hazardous waste (as defined pursuant to 40 CFR Part 261 or any equivalent Environmental Law) on any property now or previously in its charge, management, or control other than violations that could not reasonably be expected to have a Material Adverse Effect.


CREDIT AGREEMENT - Page 33

            (d) No Consolidated Member has received any summons, complaint, order, or similar written notice indicating that it is not currently in compliance with, or that any Governmental Authority is investigating its compliance with, any Environmental Laws or that it is or may be liable to any other Person as a result of a Release or threatened Release of a Contaminant.

            (e) None of the present or past operations of any Consolidated Member or any property now or previously in its charge, management, or control is the subject of any investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to a Release or threatened Release of a Contaminant in each such case that could reasonably be expected to have a Material Adverse Effect.

            (f) There is not now, nor to the best of any Loan Party's knowledge has there ever been, on or in the Real Estate of any Consolidated Member a violation of Environmental Laws, other than violations that could not reasonably be expected to have a Material Adverse Effect:

                  (i) any underground storage tanks or surface impoundments,

                  (ii) any asbestos-containing material, or

                  (iii) any polychlorinated biphenyls (PCBs) used in hydraulic oils, electrical transformers, or other equipment.

            (g) No Obligated Party has filed any notice under any requirement of Environmental Law reporting a spill or accidental and unpermitted Release or discharge of a Contaminant into the environment. No Consolidated Member other than an Obligated Party has filed any notice under any requirement of Environmental Law reporting a spill or accidental and unpermitted Release or discharge of a Contaminant into the environment, which spill or accidental and unpermitted Release could reasonably be expected to have a Material Adverse Effect.

            (h) No Consolidated Member has entered into any negotiations or settlement agreements with any Person (including the prior owner of its property or any Governmental Authority) imposing material obligations or liabilities on any Consolidated Member with respect to any remedial action in response to the Release of a Contaminant or environmentally related claim.

            (i) None of the products manufactured, distributed, or sold by any Consolidated Member contains asbestos containing material.

            (j) No Environmental Lien has attached to the Real Estate of any Consolidated Member.


CREDIT AGREEMENT - Page 34

      Section 6.16 No Violation of Law. No Consolidated Member is in violation of any law, statute, regulation, ordinance, judgment, order, or decree applicable to it which violation could reasonably be expected to have a Material Adverse Effect.

      Section 6.17 No Default. No default or event of default (howsoever defined), breach or noncompliance exists under or with respect to any of the Subordinated Debt Documents that would permit, or with the passage of time or the giving of notice, or both, would permit, any holder of any Debt thereunder, or any trustee for such holder, to accelerate the Debt thereunder to be immediately due and payable or exercise any other remedies thereunder. No Consolidated Member is in default with respect to any note, indenture, loan agreement, mortgage, lease, deed, or other agreement to which such Consolidated Member is a party or by which it is bound, which default could reasonably be expected to have a Material Adverse Effect.

      Section 6.18 ERISA Compliance; Foreign Plans. Except as described on
Schedule 6.18:

            (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code, and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Loan Parties, nothing has occurred which would cause the loss of such qualification. Each Loan Party and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

            (b) There are no pending or, to the best knowledge of any Loan Party, threatened claims, actions, or lawsuits, or action by any Governmental Authority, with respect to any Plan or Foreign Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan or Foreign Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

            (c) Except for instances, if any, which together do not give rise to liability in excess of $1,000,000 in the aggregate, (i) no ERISA Event has occurred or is reasonably expected to occur, (ii) no Pension Plan has any Unfunded Pension Liability, (iii) no Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA), (iv) no Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Title IV of ERISA, would result in such liability) under Title IV of ERISA with respect to a Multi-employer Plan (other than liabilities incurred in the ordinary course of operations of such Multi-employer Plan , including, but not limited to, liability under Sections 4201 and 4243 of ERISA), and (v) no Loan Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.


CREDIT AGREEMENT - Page 35

            (d) Each Foreign Plan is in compliance in all material respects with the laws and regulations applicable to such Foreign Plan and each Consolidated Member has satisfied all contribution obligations in all material respects with respect to such Foreign Plan (to the extent applicable). Each Foreign Plan and related funding arrangement that is intended to qualify for tax- favored status has been reviewed and approved for such status by the appropriate Governmental Authority (or has been submitted for such review and approval within the applicable time period), and nothing has occurred and no condition exists that is likely to cause the loss or denial of such tax-favored status. No Foreign Plan has any liabilities in any material respect in excess of the current value of such Foreign Plan's assets, determined in accordance with the assumptions used for funding such Foreign Plan pursuant to reasonable accounting standards in accordance with applicable law. No Consolidated Member has incurred or reasonably expects to incur any material liability as a result of the termination or other insolvency of any Foreign Plan or any material liability which is not otherwise funded or satisfied with readily available assets set aside with respect to such Foreign Plan.

      Section 6.19 Taxes. Except as listed in Schedule 6.19, each Obligated Party has filed all federal, provincial, state, and other tax returns and reports required to be filed (or appropriate extensions have been timely filed), and has paid all federal, provincial, state, and other taxes, assessments, fees, and other governmental charges levied or imposed upon it or its properties, income, or assets otherwise due and payable unless such unpaid taxes and assessments would constitute a Permitted Lien. Each Consolidated Member other than an Obligated Party has filed all federal, provincial, state, and other tax returns and reports required to be filed (or appropriate extensions have been timely filed), and has paid all federal, provincial, state, and other taxes, assessments, fees, and other governmental charges levied or imposed upon it or its properties, income, or assets otherwise due and payable unless the failure to pay any such unpaid taxes and assessments could reasonably be expected to have a Material Adverse Effect.

      Section 6.20 Regulated Entities. No Consolidated Member nor any Person controlling any Consolidated Member is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940. No Consolidated Member is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, or a regulated entity under the Federal Power Act, the Interstate Commerce Act, any state public utilities code or law, or any other federal or state statute or regulation limiting its ability to incur indebtedness.

      Section 6.21 Use of Proceeds; Margin Regulations. The proceeds of the Loans are to be used solely for the purposes specified in Section 7.24. No Consolidated Member is engaged in the business of buying or selling Margin Stock or extending credit for the purpose of buying or carrying Margin Stock.

      Section 6.22 No Material Adverse Change. No Material Adverse Effect has occurred since the latest date of the Financial Statements delivered to the Lenders referenced in Section 6.6. No


CREDIT AGREEMENT - Page 36
event or condition which has occurred on or prior to the Closing Date has had, or in the business judgment of the Loan Parties is expected or is reasonably likely to have, a Material Adverse Effect.

      Section 6.23 Full Disclosure. None of the representations or warranties made by any Obligated Party in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement, or certificate furnished by or on behalf of any Obligated Party in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of any Obligated Party to the Lenders prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

      Section 6.24 Material Agreements. As of the Closing Date, Schedule 6.24 sets forth all material agreements and contracts (other than the Loan Documents) of any Consolidated Member which are required to be publicly disclosed pursuant to any Requirement of Law since the date of the Parent's quarterly report for the fiscal quarter ended September 30, 2001.

      Section 6.25 Bank Accounts. As of the Closing Date, Schedule 6.25 contains a complete and accurate list of all bank accounts maintained by each Consolidated Member with any bank or other financial institution.

      Section 6.26 Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or other Person is necessary or required in connection with the execution, delivery, or performance by, or enforcement against, (a) any Loan Party of this Agreement or any other Loan Document to which such Loan Party is a party or (b) any Consolidated Member, excluding the Unrestricted Subsidiaries, of any Loan Document to which such Consolidated Member is a party, except for those which have been duly obtained by the Loan Parties or other Consolidated Members, as applicable, copies of which have been provided to the Agent, and for filing of financing statements and the Mortgages.

      Section 6.27 Investment Property.

            (a) Schedule 6.27 sets forth a correct and complete list of all Investment Property owned by each Obligated Party. Each Obligated Party is the legal and beneficial owner of such Investment Property, as so reflected, free and clear of any Lien (other than Permitted Liens), and has not sold, granted any option with respect to, assigned or transferred, or otherwise disposed of any of its rights or interest therein.

            (b) To the extent any Obligated Party is the owner of or becomes the issuer of any Investment Property that is Collateral (each such Person which issues any such Investment Property being referred to herein as an "Issuer"): (i) the owners of such Issuer's Capital Stock that are Consolidated Members and the ownership interest of each such Person are as set forth on Schedule 6.27 , and each such Person is the registered owner thereof on the books of the Issuer; (ii) the Issuer acknowledges the Agent's Lien; (iii) to the extent required to perfect the Agent's Liens, such security interest, collateral assignment, lien, and pledge in


CREDIT AGREEMENT - Page 37
      favor of the Agent has been registered on the books of the Issuer for such purpose as of the date hereof; and (iv) the Issuer is not aware of any liens, restrictions, or adverse claims which exist on any such Investment Property other than the Agent's Lien.

      Section 6.28 Common Enterprise. The successful operation and condition of each of the Consolidated Members is dependent on the continued successful performance of the functions of the group of Consolidated Members as a whole and the successful operation of each Consolidated Member is dependent on the successful performance and operation of each other Consolidated Member. Each of the Loan Parties expects to derive benefit (and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly and indirectly, from successful operations of the Parent and each of the other Consolidated Members. Each Loan Party expects to derive benefit (and the boards of directors or other governing body of each such Loan Party have determined that it may reasonably be expected to derive benefit), directly and indirectly, from the credit extended by the Lenders to the Borrowers hereunder, both in their separate capacities and as members of the group of companies. Each Loan Party has determined that execution, delivery, and performance of this Agreement and any other Loan Documents to be executed by such Loan Party is within its purpose, will be of direct and indirect benefit to such Loan Party, and is in its best interest.

      Section 6.29 Convertible Subordinated Debt Documents. The Parent has delivered to the Agent true and correct copies of the Convertible Subordinated Debt Documents. The issuance by the Parent of the Convertible Subordinated Notes was in compliance in all material respects with applicable federal and state securities laws. During the period December 7, 2001 through the Business Day preceding the Closing Date, the Parent received net cash proceeds of Subordinated Debt under the Convertible Subordinated Debt Documents in an amount not less than $97,010,416.67, which proceeds were applied by the Parent in reduction of the Original Loans.

                                    ARTICLE 7

                       AFFIRMATIVE AND NEGATIVE COVENANTS

      Each Loan Party covenants to the Agent and each Lender that so long as any of the Obligations remain outstanding or this Agreement is in effect each Loan Party will keep and perform, and shall cause each other Consolidated Member, as applicable, to keep and perform, each of the following covenants, unless agreed otherwise or waived in accordance with Section 11.1:

      Section 7.1 Taxes and Other Obligations. Except as otherwise permitted by the terms of this Agreement, each Consolidated Member shall (a) file when due all tax returns and other reports which it is required to file, (b) pay, or provide for the payment, when due, of all taxes, fees, assessments, and other governmental charges against it or upon its property, income, and franchises, make all required withholding and other tax deposits, and establish adequate reserves for the payment of all such items, and provide to the Agent and the Lenders, upon request, satisfactory evidence of its timely compliance with the foregoing, and (c) pay when due all Debt owed by it and all claims of materialmen, mechanics, carriers, warehousemen, landlords, processors, and other like Persons, and all other indebtedness owed by it and perform and discharge in a timely manner all


CREDIT AGREEMENT - Page 38
other obligations undertaken by it; provided, however, such Consolidated Member need not pay any tax, fee, assessment, or governmental charge (w) that it is contesting in good faith by appropriate proceedings diligently pursued, (x) for which it has established proper reserves as required under GAAP, (y) for which no Lien (other than a Permitted Lien) results from such non-payment, and (z) with respect to which any such tax, fee, assessment, or governmental charge in excess of $500,000, a Loan Party has notified the Agent in writing of any contest described in clause (w) preceding.

      Section 7.2 Legal Existence and Good Standing. Except as may be allowed otherwise by Section 7.9, each Consolidated Member shall maintain its legal existence and its qualification and good standing in all jurisdictions in which the failure to maintain such existence and qualification or good standing could reasonably be expected to have a Material Adverse Effect.

      Section 7.3 Compliance with Law and Agreements; Maintenance of Licenses. Each Consolidated Member shall comply in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act and all Environmental Laws). Each Consolidated Member shall obtain and maintain all material licenses, permits, franchises, and governmental authorizations necessary to own its property and to conduct its business as conducted on the Closing Date. No Consolidated Member shall modify, amend, or alter its certificate or articles of incorporation, bylaws, limited liability company operating agreement, limited partnership agreement, or other similar constituent documents other than in a manner which does not adversely affect the rights of the Lenders or the Agent.

      Section 7.4 Maintenance of Property; Inspection of Property; Appraisals.

            (a) Each Consolidated Member, excluding Unrestricted Subsidiaries, shall maintain all of its property necessary and useful in the conduct of its business, in good operating condition and repair, ordinary wear and tear excepted.

            (b) Each Consolidated Member, excluding Unrestricted Subsidiaries, shall permit representatives and independent contractors of the Agent (at the expense of the Loan Parties not to exceed four (4) times per year unless an Event of Default has occurred and is continuing) to visit and inspect any of its properties, to examine its corporate, financial, and operating records, and make copies thereof or abstracts therefrom and to discuss its affairs, finances, and accounts with its directors, officers, and independent public accountants, at such reasonable times during normal business hours and as soon as may be reasonably desired, upon reasonable advance notice to such Consolidated Member; provided, however, when an Event of Default exists, the Agent or any Lender may do any of the foregoing at the expense of the Loan Parties at any reasonable time and without advance notice. The costs of any such visits and inspections shall be paid by the Loan Parties as provided in Section 13.7.

            (c) At any time when a Default or Event of Default exists, and at such other times not more frequently than once per year as the Agent requests, the Borrowers shall, at their expense and upon the Agent's request, provide the Agent with appraisals or updates thereof


CREDIT AGREEMENT - Page 39
      of any or all Collateral consisting of Real Estate covered by any Mortgage or Equipment, from an appraiser, and prepared on a basis and in form, satisfactory to the Agent, such appraisals and updates to include, without limitation, information required by applicable law and regulations and by the internal policies of the Lenders.

      Section 7.5 Insurance.

            (a) Each Consolidated Member, excluding Unrestricted Subsidiaries, shall maintain with financially sound and reputable insurers having a rating of at least A+ or better by Best Rating Guide, insurance against:
      (i) loss or damage by fire with extended coverage; (ii) theft, burglary, pilferage, and loss in transit; (iii) public liability and third party property damage; (iv) larceny, embezzlement, or other criminal liability;
      (v) business interruption; and (vi) such other hazards or of such other types as is customary for Persons engaged in the same or similar business as such Consolidated Member, all such insurance to be reasonably consistent with prudent industry practice and as the Agent, in its reasonable discretion, or acting at the direction of the Majority Lenders, may specify, in amounts, and under policies acceptable to the Agent and the Majority Lenders. Without limiting the foregoing, in the event that any improved Real Estate located in the United States covered by a Mortgage is determined to be located within an area that has been identified by the Director of the Federal Emergency Management Agency as a Special Flood Hazard Area ("SFHA"), the Loan Parties shall purchase and maintain, or cause to be purchased and maintained, flood insurance on such Real Estate and any Equipment and Inventory located on such Real Estate. The amount of such flood insurance will be consistent with industry practice and shall, at a minimum, comply with applicable federal regulations as required by the Flood Disaster Protection Act of 1973, as amended. Each Obligated Party shall also maintain flood insurance for its Inventory and Equipment which is, at any time, located in a SFHA.

            (b) For each of the insurance policies issued as required by this
      Section 7.5, each Obligated Party shall cause the Agent, for the benefit of the Agent and the Lenders, to be named as secured party or mortgagee and sole loss payee or additional insured, in a manner acceptable to the Agent. Each policy of insurance shall contain a clause or endorsement requiring the insurer to give not less than thirty (30) days prior written notice to the Agent in the event of cancellation of such policy for any reason whatsoever and a clause or endorsement stating that the interest of the Agent shall not be impaired or invalidated by any act or neglect of the insured Person or the owner of any premises for purposes more hazardous than are permitted by such policy. All premiums for such insurance shall be paid when due, and certificates of insurance and, if requested by the Agent or any Lender, photocopies of the policies shall be delivered to the Agent, in each case, in sufficient quantity for distribution by the Agent to each of the Lenders. If any Obligated Party fails to procure (or cause to be procured) such insurance or to pay the premiums therefor when due, the Agent may, and at the direction of the Majority Lenders shall, do so from the proceeds of Revolving Loans.

      Section 7.6 Insurance and Condemnation Proceeds. Each Loan Party shall promptly notify the Agent and the Lenders of loss, damage, or destruction to the Collateral which exceeds


CREDIT AGREEMENT - Page 40

$5,000,000 in any Fiscal Year, whether or not covered by insurance. The Agent is hereby authorized to directly collect all insurance and condemnation proceeds in respect of Collateral of a Loan Party and to apply such proceeds to the reduction of the Obligations as follows:

            (a) With respect to insurance and condemnation proceeds relating to Collateral of a Loan Party other than Fixed Assets, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall apply such proceeds to the reduction of the Obligations in the manner provided for in Section 3.8.

            (b) With respect to insurance and condemnation proceeds relating to Collateral of a Loan Party consisting of Fixed Assets, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall permit or require the affected Loan Party to use such proceeds, or any part thereof, to replace, repair, restore, or rebuild the relevant Fixed Assets in a diligent and expeditious manner with materials and workmanship of substantially the same quality as existed before the loss, damage, or destruction so long as (i) no Default or Event of Default exists, (ii) the aggregate of any such proceeds in any Fiscal Year do not exceed $3,000,000, and (iii) such Loan Party first (A) provides the Agent and the Majority Lenders with plans and specifications for any such repair or restoration which shall be reasonably satisfactory to the Agent and the Majority Lenders and (B) demonstrates to the reasonable satisfaction of the Agent and the Majority Lenders that the funds available to it will be sufficient to complete such project in the manner provided therein. In all other circumstances, the Agent shall apply such insurance and condemnation proceeds, ratably, to the reduction of the Obligations in the manner provided for in Section 3.8).

Without limiting the foregoing, with respect to any such insurance or condemnation proceeds of any Canada Subsidiary, at the request of the Parent (but without obligation to do so) the Agent in its sole discretion may allow such proceeds to be held as cash Collateral, rather than immediately applied to the Obligations, on such terms as may be acceptable to the Agent.

      Section 7.7 Environmental Laws.

            (a) Each Obligated Party shall conduct its business in compliance with all Environmental Laws applicable to it, including those relating to the generation, handling, use, storage, and disposal of any Contaminant except where the failure to do so could reasonably be expected to give rise to or cause a liability of any Obligated Party in excess of $2,000,000. Each Obligated Party shall take prompt and appropriate action to respond to any non-compliance with Environmental Laws and shall regularly report to the Agent on such response. Each Loan Party shall cause each other Consolidated Member other than an Obligated Party to conduct its business in compliance with all Environmental Laws applicable to it, including those relating to the generation, handling, use, storage, and disposal of any Contaminant, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Each Loan Party shall cause each other Consolidated Member other than an Obligated Party to take prompt and appropriate action


CREDIT AGREEMENT - Page 41
      to respond to any non-compliance with Environmental Laws, and shall regularly report to the Agent on such response, except with respect to any such non-compliance which could reasonably be expected to have a Material Adverse Effect.

            (b) Without limiting the generality of the foregoing, the Loan Parties shall ,upon the Agent's request, submit to the Agent and the Lenders annually, commencing on the first Anniversary Date, and on each Anniversary Date thereafter, an update of the status of each environmental compliance or liability issue, if any, concerning any Real Estate at any time covered by any Mortgage. The Agent or any Lender may request, in which case the Loan Parties will promptly furnish or cause to be furnished to the Agent, copies of technical reports with respect to any such Real Estate prepared by or for any Consolidated Member and its communications with any Governmental Authority to determine whether any Consolidated Member is proceeding reasonably to correct, cure, or contest in good faith any alleged non-compliance or environmental liability. Each Loan Party shall, at the Agent's or the Majority Lenders' request and at such Loan Party's expense, (i) retain an independent environmental engineer acceptable to the Agent to evaluate any site located on any such Real Estate, including tests if appropriate, where the non- compliance or alleged non-compliance with Environmental Laws has occurred and prepare and deliver to the Agent, in sufficient quantity for distribution by the Agent to the Lenders, a report setting forth the results of such evaluation, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof and (ii) provide to the Agent, in sufficient quantity for distribution by the Agent to the Lenders, a supplemental report of such engineer whenever the scope of the environmental problems (if any), or the response thereto or the estimated costs thereof, shall increase in any material respect.

            (c) The Agent and its representatives shall have the right at any reasonable time to enter and visit any Real Estate at any time covered by any Mortgage for the purposes of observing the Real Estate, taking and removing soil or groundwater samples, and conducting tests on any part of the Real Estate. The Agent is under no duty, however, to visit or observe any Real Estate or to conduct tests, and any such acts by the Agent will be solely for the purposes of protecting the Agent's Liens and preserving the Agent and the Lenders' rights under the Loan Documents. No site visit, observation, or testing by the Agent and the Lenders will result in a waiver of any Default or Event of Default or impose any liability on the Agent or the Lenders. In no event will any site visit, observation, or testing by the Agent be a representation that hazardous substances are or are not present in, on or under any Real Estate, or that there has been or will be compliance with any Environmental Law. Neither any Consolidated Member nor any other party is entitled to rely on any site visit, observation, or testing by the Agent. The Agent and the Lenders owe no duty of care to protect the Consolidated Members or any other party against, or to inform the Consolidated Members or any other party of, any hazardous substances or any other adverse condition affecting any Real Estate. The Agent may in its discretion disclose to any Consolidated Member or to any other party if so required by law any report or findings made as a result of, or in connection with, any site visit, observation, or testing by the Agent. The Agent makes no warranty or representation to the Consolidated Members or any other party regarding the truth, accuracy, or completeness of any such report or findings that may be disclosed. The Loan Parties


CREDIT AGREEMENT - Page 42
      understand, and shall cause each other Consolidated Member to understand, that depending on the results of any site visit, observation, or testing by the Agent and disclosed to any Consolidated Member, a Consolidated Member may have a legal obligation to notify one or more environmental agencies of the results, that such reporting requirements are site-specific, and are to be evaluated by the Consolidated Members without advice or assistance from the Agent. In each instance, the Agent will give the Parent reasonable notice before entering any Real Estate or any other place the Agent is permitted to enter pursuant to this Section 7.7(c). The Agent will make reasonable efforts to avoid interfering with any Consolidated Member's use of any Real Estate or any other property in exercising any rights provided hereunder.

      Section 7.8 Compliance with ERISA and Similar Foreign Laws. Each Consolidated Member shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code, and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; (c) make all required contributions to any Plan subject to
Section 412 of the Code; (d) not engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan or Foreign Plan;
(e) not engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA; and (f) maintain each Foreign Plan in compliance in all material respects with Requirements of Law applicable to such Foreign Plan; (g) satisfy all contribution obligations in all material respects with respect to such Foreign Plan; and (h) cause each Foreign Plan and related funding arrangements that are intended to qualify for tax-favored status to maintain such tax-favored status.

      Section 7.9 Mergers, Consolidations, or Sales. No Consolidated Member, excluding the Unrestricted Subsidiaries, shall enter into any transaction of merger, amalgamation, reorganization, or consolidation, or transfer, sell, assign, lease, or otherwise dispose of all or any part of its property, or wind up, liquidate or dissolve, or agree to do any of the foregoing, except for sales of Inventory in the ordinary course of its business, sales or other dispositions (in each case subject to Sections 3.4 and 7.26) of Real Estate and Equipment in the ordinary course of its business and not otherwise prohibited by this Agreement that is obsolete or no longer useable by such Consolidated Member in its business, and assignments of Proprietary Rights between or among Consolidated Members; provided that, notwithstanding the foregoing or any other provision of this Agreement, as long as no Default or Event of Default exists or would result therefrom and provided the Parent gives the Agent and the Lenders prior written notice:

            (a) a Consolidated Member, other than the Parent, may wind-up, dissolve, or liquidate if (i) its property is transferred to the Parent or another Loan Party (provided, that the property of a Borrowing Base Party may only be transferred to another Borrowing Base Party) and (ii) the Person acquiring such property complies with its obligations under Section
      7.28 of this Agreement and Section 2.3 of the Security Agreement simultaneously with such acquisition (provided, that a Dormant Guarantor may dissolve without compliance with clauses (i) and (ii) preceding so long as such Dormant Guarantor owns no property);

            (b) a Consolidated Member, other than the Parent, may merge or consolidate with the Parent or another Loan Party (provided the Parent or such other Loan Party is the survivor


CREDIT AGREEMENT - Page 43
      of any such merger or consolidation to which it is a party, and provided further, that a Borrowing Base Party may merge or consolidate only with another Borrowing Base Party);

            (c) a Loan Party may make Permitted Acquisitions;

            (d) subject to Sections 3.4 and 7.26 a Consolidated Member, other than the Unrestricted Subsidiaries, may enter into sales or other dispositions (other than transactions subject to Section 7.19) of its property consisting of Equipment and Real Estate if (A) the Orderly Liquidation Value of such Equipment and the appraised fair market value of such Real Estate does not exceed $15,000,000 in the aggregate (net of the related sales costs, if any, of such Equipment and Real Estate) during the term of this Agreement for all of the Consolidated Members, other than the Unrestricted Subsidiaries, collectively, (B) the Agent shall have received written notice of any such sale or disposition involving Equipment with an Orderly Liquidation Value and Real Estate having an appraised fair market value in excess of $500,000, and (C) the cash consideration received by the applicable Consolidated Member at the time of any such sale or other disposition shall be not less than seventy-five percent (75.0%) of the total consideration received; and

            (e) Subject to Section 3.4, a Consolidated Member, other than the Unrestricted Subsidiaries, may enter into transactions permitted under
      Section 7.19.

The inclusion of proceeds in the definition of Collateral shall not be deemed to constitute the Agent's or any Lender's consent to any sale or other disposition of the Collateral except as expressly permitted herein.

      Section 7.10 Distributions; Capital Change; Restricted Investments. No Consolidated Member, excluding the Unrestricted Subsidiaries, shall (a) directly or indirectly declare or make, or incur any liability to make, any Distribution, except Distributions by a Consolidated Member to a Loan Party, (b) make any change in its capital structure which could have a Material Adverse Effect, or
(c) make any Restricted Investment. Notwithstanding any other provision of this Agreement, the Loan Parties shall not (i) permit the aggregate value of all Unrestricted Subsidiaries other than EGL Trade Services, Inc. to exceed $50,000 at any time and (ii) shall not permit the Consolidated Members to at any time own Margin Stock with an aggregate value in excess of $50,000.

      Section 7.11 Transactions Affecting Collateral or Obligations. No Consolidated Member shall enter into any transaction which could be reasonably expected to result in a Material Adverse Effect.

      Section 7.12 Guaranties. No Consolidated Member, excluding the Unrestricted Subsidiaries, shall make, issue, or become liable on any Guaranty, except Guaranties of the Debt of a Consolidated Member, excluding an Unrestricted Subsidiary, allowed under clauses (a) and (c) of Section 7.13, or clauses (b) or (d) of Section 7.13 to the extent any such Guaranty of any such Debt exists on the Closing Date.


CREDIT AGREEMENT - Page 44

      Section 7.13 Debt. No Consolidated Member, excluding the Unrestricted Subsidiaries, shall incur or maintain any Debt, other than: (a) the Obligations of the Loan Parties; (b) the Debt described on Schedule 6.8; (c) Capital Leases of Equipment and purchase money secured Debt incurred to purchase Equipment; provided that (i) the Liens securing such Capital Leases and purchase money secured Debt shall attach only to the Equipment acquired by the incurrence of such Capital Leases and purchase money secured Debt and shall not secure any other Debt and (ii) the aggregate amount of such Debt (including Capital Leases) outstanding does not exceed $25,000,000 at any time; (d) Debt evidencing a refunding, renewal, or extension of the Debt described on Schedule 6.8; provided that (i) the principal amount thereof is not increased, (ii) the Liens, if any, securing such refunded, renewed, or extended Debt do not attach to any assets in addition to those assets, if any, securing the Debt to be refunded, renewed, or extended, (iii) no Person that is not an obligor or guarantor of such Debt as of the Closing Date shall become an obligor or guarantor thereof (except pursuant to a transaction permitted by clause (b) of Section 7.9) and (iv) the terms of such refunding, renewal, or extension are, in the Agent's reasonable discretion, no less favorable to such Consolidated Member, the Agent, or the Lenders than the original Debt; (e) Debt owing by an Obligated Party to a Loan Party for intercompany loans and advances made by such Loan Party for working capital in the ordinary course of business; and (f) the Subordinated Debt evidenced by the Convertible Subordinated Notes and the Convertible Subordinated Debt Documents, in each case as existing on the Closing Date.

      Section 7.14 Prepayment. No Consolidated Member, excluding the Unrestricted Subsidiaries, shall voluntarily prepay any Debt except the Obligations.

      Section 7.15 Transactions with Affiliates. Except as set forth below, no Loan Party shall sell, transfer, distribute, or pay any money or property, including, but not limited to, any fees or expenses of any nature (including, but not limited to, any fees or expenses for management services), to any Affiliate that is not a Loan Party, or lend or advance money or property to any Affiliate that is not a Loan Party, or invest in (by capital contribution or otherwise) or purchase or repurchase any Capital Stock or indebtedness, or any property, of any Affiliate that is not a Loan Party, or become liable on any Guaranty of the indebtedness, dividends, or other obligations of any Affiliate that is not a Loan Party. Notwithstanding the foregoing, if no Default or Event of Default is in existence or would result therefrom, any Consolidated Member may engage in transactions with an Affiliate (including without limitation as described in Schedule 7.15) in the ordinary course of such Consolidated Member's business consistent with past practices and upon terms no less favorable to such Consolidated Member than would be obtained in a comparable arm's-length transaction with a third party who is not an Affiliate.

      Section 7.16 Investment Banking and Finder's Fees. No Consolidated Member shall pay or agree to pay, or reimburse any other party with respect to, any investment banking or similar or related fee, underwriter's fee, finder's fee, or broker's fee to any Person in connection with this Agreement other than pursuant to the Agent's Letter. The Loan Parties shall defend and indemnify the Agent and the Lenders against and hold them harmless from (a) all claims of any Person that any Borrower is obligated to pay any such fees and (b) all costs and expenses (including Attorneys Costs) incurred by the Agent and/or any Lender in connection therewith.


CREDIT AGREEMENT - Page 45

      Section 7.17 Business Conducted. The Consolidated Members shall not engage, directly or indirectly, in any line of business other than the businesses in which the Consolidated Members are engaged on the Closing Date and any business activities that are substantially similar, related, or incidental thereto.

      Section 7.18 Liens. No Consolidated Member, excluding the Unrestricted Subsidiaries, shall create, incur, assume, or permit to exist any Lien on any property (excluding Margin Stock) now owned or hereafter acquired by it, except Permitted Liens. Other than as set forth in this Agreement or in connection with the creation or incurrence of any Debt under Section 7.13(c) no Consolidated Member, excluding the Unrestricted Subsidiaries, will enter into or become subject to any Negative Pledge; provided that any Negative Pledge entered into in connection with the creation or incurrence of Debt under Section 7.13(c) shall be limited to the property subject to the purchase money Lien securing such Debt.

      Section 7.19 Sale and Leaseback Transactions. No Consolidated Member, excluding the Unrestricted Subsidiaries, shall, directly or indirectly, enter into any arrangement (a "sale and leaseback arrangement") with any Person providing for such Consolidated Member to lease or rent property that such Consolidated Member has sold or will sell or otherwise transfer to such Person if, after giving effect to such arrangement, the aggregate value (determined on a valuation basis acceptable to the Agent) of all property which has been made subject to a sale and leaseback arrangement under this Section (excluding sale and leaseback arrangements on the Parent's headquarters location in Houston, Texas and its facility in Denver, Colorado) would exceed $15,000,000.

      Section 7.20 New Subsidiaries. The Consolidated Members shall not, directly or indirectly, organize, create, acquire, or permit to exist any (a) Unrestricted Subsidiary other than Unrestricted Subsidiaries existing on the Closing Date or any other Subsidiary of the Parent which the Agent, in its sole discretion at the request of the Parent, designates as an Unrestricted Subsidiary, or (b) any other Subsidiary other than the Subsidiaries of the Parent in existence on the Closing Date except, in the case of this clause (b), as permitted by this Section 7.20. Not later than thirty (30) days prior to creation or acquisition of any Domestic Subsidiary of a Loan Party, such Loan Party shall notify the Agent that it intends to create or acquire such Domestic Subsidiary and propose to the Agent that such new Domestic Subsidiary become, and with the Agent's and the Majority Lenders' consent pursuant to Section 13.22 cause such new Domestic Subsidiary to become, a Loan Party as a Borrower, subject to the terms of this Agreement. Not later than thirty (30) days prior to creation or acquisition of any Eligible Foreign Subsidiary, the Parent shall notify the Agent that it, or one of its Subsidiaries, intends to create or acquire such Subsidiary and propose to the Agent that such new Subsidiary become, and with the Agent's and the Majority Lenders' consent pursuant to
Section 13.22 cause such new Subsidiary to become, a Loan Party as a Borrowing Base Party but not as a Borrower, subject to the terms of this Agreement. In connection with the forgoing, at the Agent's request the Loan Parties shall promptly execute and deliver or cause to be promptly executed and delivered to the Agent such guaranties, amendment agreements, consents, and other documents and agreements as the Agent requests so that such Subsidiary guarantees the Obligations (other than Existing Obligations in the case of any such documents executed by a Newly Obligated Borrower) and grants a Lien to secure such Guaranty and such Obligations on the same terms as the existing


CREDIT AGREEMENT - Page 46

Loan Parties (including the execution and delivery of a joinder agreement in form and substance satisfactory to the Agent or the execution of such new Loan Documents and consents as the Agent determines are necessary to have the same effect in different jurisdictions). In connection therewith and within fifteen
(15) days after the formation of any such new Subsidiary, the Parent shall deliver or cause to be delivered to the Agent the Capital Stock of such new Subsidiary (together with any other agreements, certificates, or documents required to evidence and perfect the Agent's Liens in such Capital Stock), provide organizational documents and if requested by the Agent, opinion letters reasonably satisfactory to the Agent reflecting the status of such new Subsidiary and the authorization, authority, noncontravention, and enforceability of such agreements. With respect to any such Subsidiary that becomes a Loan Party after the Closing Date, upon execution and delivery of such Loan Documents and other instruments, certificates, and agreements, such Subsidiary shall automatically become a Loan Party, and with the consent of the Agent and the Majority Lenders, a Borrower, and thereupon shall have all of the rights, benefits, duties, and obligations in such capacity under the Loan Documents.

      Section 7.21 Fiscal Year. The Loan Parties shall not change the last day of their Fiscal Year.

      Section 7.22 Capital Expenditures.

            (a) No Consolidated Member, excluding the Unrestricted Subsidiaries, shall make or incur any Capital Expenditure (other than from insurance proceeds to the extent permitted by Section 7.6(b)) if, after giving effect thereto, the aggregate amount of all Capital Expenditures by the Consolidated Members, excluding the Unrestricted Subsidiaries, on a consolidated basis (a) during the fiscal quarter ending December 31, 2001, would exceed $12,000,000, (b) during any of the first three (3) fiscal-quarter-to-date periods during any Fiscal Year beginning with the Fiscal Year ending December 31, 2002, would exceed (i) $12,000,000 for the first of such Fiscal Quarters, (ii) $24,000,000 in the aggregate for the first and second of such Fiscal Quarters or (iii) $36,000,000 in the aggregate for the first, second and third of such Fiscal Quarters, as applicable, or (c) during any Fiscal Year beginning with the Fiscal Year ending December 31, 2002, $48,000,000 (the respective dollar limitations specified in clauses (a) and (b) preceding each hereinafter being called a "Capex Limitation");

            (b) If, after giving effect to any proposed Capital Expenditures, the Availability Without Regard to Line Constraint is greater than $40,000,000, then, at the Borrowers' option, the Capex Limitation applicable with respect to such Capital Expenditure may be increased by the additional amount of $3,000,000, provided, that no more than one (1) such increase may be utilized during any fiscal quarter.

      Section 7.23 Minimum Adjusted Tangible Net Worth. Adjusted Tangible Net Worth, determined for the Parent and its Subsidiaries, excluding the Unrestricted Subsidiaries, as of the last day of the fiscal quarter ending December 31, 2001 and continuing as of the last day of each fiscal quarter ending thereafter, shall not be less than the Adjusted Tangible Net Worth Requirement.


CREDIT AGREEMENT - Page 47

      Section 7.24 Use of Proceeds. The Borrowers shall use the proceeds of the initial Loans to (a) pay and discharge all Original Loans of the Terminating Lenders, (b) renew and continue (but not extinguish) the Original Loan of the Bank and (c) pay costs, fees and expenses in connection with this Agreement. The Borrowers shall use the proceeds of all other Loans for business purposes not otherwise prohibited by this Agreement, and shall not use any portion of the Loan proceeds, directly or indirectly, (i) to buy or carry any Margin Stock, other than Permitted Stock Repurchases not otherwise prohibited by this Agreement, (ii) to repay or otherwise refinance indebtedness of the Borrowers or others incurred to buy or carry any Margin Stock, (iii) to extend credit for the purpose of buying or carrying any Margin Stock, (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act or (v) to make any payment under or in respect of any Subordinated Debt if any Default or Event of Default is in existence, or would exist after giving effect to such Loan.

      Section 7.25 Bank as Depository. Each Borrower shall maintain the Bank (or in the case of a Loan Party that is not a Borrower, the Bank or an Affiliate of the Bank) as its principal depository bank, including for the maintenance of operating, administrative, cash management, collection activity, and other deposit accounts for the conduct of its business.

      Section 7.26 Proceeds from Asset Dispositions by Consolidated Members other than Borrowers. Each Borrower shall cause each of its Subsidiaries that is not a Borrower, excluding the Unrestricted Subsidiaries, to cause all cash proceeds of any Asset Disposition by such Subsidiary (including without limitation proceeds of asset dispositions permitted by Sections 7.9(d) and 7.9(e)), to be transferred to such Borrower, by loan, Distribution, or other inter-company transfer if (i) such assets are not replaced by such Consolidated Member with assets of a similar nature which are usable in its business within six (6) months of the subject Asset Disposition and (ii) on the last day of such six (6) month period, Availability Without Regard to Line Constraint is less than $25,000,000.

      Section 7.27 Guaranties. Each Loan Party, including any Person which becomes a Loan Party after the Closing Date pursuant to the terms of this Agreement, shall guarantee payment and performance of the Obligations (other than Obligations owing by itself and excluding Existing Obligations in the case of any such guarantee by a Newly Obligated Borrower) pursuant to a Guaranty Agreement in form and substance satisfactory to the Agent, duly executed by each such Loan Party. Each such guaranteeing Loan Party that is a Borrower acknowledges and expressly agrees with the Agent and each Lender that the Guaranty by such Borrower is required solely as a condition to, and is given solely as inducement for and in consideration of, credit or accommodations extended or to be extended under the Loan Documents to any or all of the other Borrowers and is not required or given as a condition of extensions of credit to such Borrower.

      Section 7.28 Agent's Liens. Each Loan Party, including any Person which becomes a Loan Party after the Closing Date pursuant to the terms of this Agreement, as security for the Obligations (other than Existing Obligations in the case of a Newly Obligated Borrower) and its Guaranty granted pursuant to
Section 7.27, shall grant to the Agent, for the benefit of the Agent, the Lenders and the Issuer, pursuant to Loan Documents in form and substance satisfactory to the Agent, a continuing first priority and exclusive (other than Permitted Liens) Lien on (i) all assets (except as limited with respect to Real Estate as provided by clause (iii) following) now owned and hereafter


CREDIT AGREEMENT - Page 48
acquired by each such Loan Party, including without limitation, all existing and future acquired Accounts, Intercompany Accounts, contract rights, inventory, machinery and equipment, vehicles and rolling stock, chattel paper, documents, instruments, deposit accounts, investment property (except as limited pursuant to clause (ii) following), general intangibles (including, without limitation, payment intangibles, intercompany accounts, trademarks, tradenames, patents, copyrights and licenses), software, fixtures, commercial tort claims, supporting obligations, letter of credit rights and other goods now owned and hereafter acquired by each such Loan Party, (ii) (A) 100% of the Capital Stock of each Borrower other than the Parent, (B) sixty-five percent (65.0%) of the Capital Stock of EGL (UK) Holding Company Limited, (C) and the maximum amount which is less than 66 2/3% of all Capital Stock of each other direct Foreign Subsidiary of any Loan Party, as may be requested by the Agent in its sole discretion, and
(iii) the Real Estate and the improvements thereon owned by any Loan Party and located in Houston, Texas, San Francisco (to the extent not sold prior to the Closing Date), California, Denver, Colorado, and Boston, Massachusetts.

      Section 7.29 Further Assurances. Without limiting any other provision of this Agreement or the other Loan Documents, the Loan Parties shall, and shall cause each Obligated Party to, execute and deliver, or cause to be executed and delivered, to the Agent such documents and agreements, and shall take or cause to be taken such actions as the Agent may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents.

      Section 7.30 Proceeds from Surplus Cash Deposits. Any Borrowing Base Party, who is not a Borrower, that has on deposit in any bank account unapplied cash (being surplus cash not used for general working capital needs) exceeding $5,000,000, at any time when Availability Without Regard to Line Constraint is less than $25,000,000, shall, unless otherwise agreed by the Agent in its sole discretion, transfer such unapplied cash to the Parent by loan, Distribution, or other intercompany transfer.

      Section 7.31 Excess Collections, Investments, Etc. No Loan Party, other than a Borrower, shall have, in the aggregate, a sum exceeding the equivalent amount of $8,000,000 in the form of (a) a deposit of cash in any bank account,
(b) securities (other than Capital Stock of a Subsidiary of the Parent), or (c) property that is of the type described in clauses (d), (e), (f), (h), (l) or (m) of the definition of Restricted Investment, unless otherwise agreed by the Agent in its sole discretion.

      Section 7.32 Collections of Accounts. Collections of Accounts of the Borrowers shall be administered as provided by the Security Agreement. Unless otherwise agreed by the Agent in its discretion, collections of Accounts of the Loan Parties other than the Borrowers shall be transferred daily to a Payment Account maintained with the Agent, an Affiliate of the Agent or other financial institution acceptable to the Agent, subject to a Blocked Account Agreement satisfactory to the Agent, which shall provide for sweeps of Collateral proceeds to the Agent on terms satisfactory to the Agent.

      Section 7.33 Availability Without Regard to Line Constraint. Availability Without Regard to Line Constraint, shall equal or exceed (i) on each day after the Closing Date until all requirements, if any, of the Postclosing Agreement are satisfied to the Agent's satisfaction or waived in accordance with Section 11.1, $40,000,000, (ii) on each day on and after the date when clause (i) is no longer


CREDIT AGREEMENT - Page 49
applicable through the Availability Measurement Reduction Date, $25,000,000 and
(ii) provided that clause (i) is no longer applicable, on each day on and after the Availability Measurement Reduction Date, $15,000,000.

      Section 7.34 Subordinated Debt. No Subordinated Debt Document shall be amended or modified without the prior written consent of the Agent and the Majority Lenders.

      Section 7.35 Foreign Credit Debt. On or before the expiration of sixty
(60) days after the Closing Date the Parent will cause all Debt under the Foreign Credit Debt to be satisfied and discharged in full and the Foreign Credit Debt Documents to be terminated, subject to the terms thereof.

                                    ARTICLE 8

                              CONDITIONS OF LENDING

      Section 8.1 Conditions Precedent to Making of Loans on the Closing Date. The obligation of the Lenders to make the initial Loans on the Closing Date, and the obligation of the Agent to cause the Letter of Credit Issuer to issue any Letter of Credit or Credit Support on the Closing Date, are subject to the following conditions precedent having been satisfied in a manner satisfactory to the Agent and each Lender:

            (a) The Agent shall have received each of the following documents, all of which shall be satisfactory in form and substance to the Agent and the Lenders:

                  (i) a certificate of the corporate secretary, general partner or comparable authorized representative of each Loan Party, stating that the certified copies of the certificate of incorporation, certificate of limited partnership, or comparable organizational document of each such Obligated Party and the bylaws, regulations, operating agreement, or similar governing document of each such Loan Party (in each case with all amendments, if any), delivered to the Agent in connection with the Original Credit Agreement, in each case are true and correct and in effect on the Closing Date;

                  (ii) certificates of incumbency and specimen signatures with respect to each Person authorized to execute and deliver this Agreement and the other Loan Documents on behalf of each Loan Party and each other Person executing any document, certificate, or instrument to be delivered in connection with this Agreement and the other Loan Documents and, in the case of each Borrower, to request Borrowings and the issuance of Letters of Credit or Credit Support;

                  (iii) a certificate of the corporate secretary, general
            partner or comparable authorized representative of each Loan Party, stating that the certificates evidencing the existence of each such Loan Party, and the certificates evidencing the good standing of each such Loan Party, delivered to the Agent in connection with the


CREDIT AGREEMENT - Page 50

            Original Credit Agreement, in each case are true and correct and in effect on the Closing Date as if such certificates had been issued as of the Closing Date;

                  (iv) certified copies of all action taken by each Loan Party to authorize the execution, delivery, and performance of this Agreement, the other Loan Documents, and with respect to the Borrowers, the Borrowings and the issuance of Letters of Credit and/or Credit Support;

                  (v) a certificate of each Loan Party signed by a Responsible
            Officer:

                        (A) stating that all of the representations and
                  warranties made or deemed to be made under this Agreement are true and correct as of the Closing Date, after giving effect to the Loans to be made at such time and the application of the proceeds thereof and the issuance of any Letter(s) of Credit and/or Credit Support at such time,

                        (B) stating that no Default or Event of Default exists,

                        (C) specifying the account of the Borrowers which is the
                  Designated Account, and

                        (D) certifying as to (i) attachment of true an correct
                  copies of the Synthetic Lease Transaction Documents and the Convertible Subordinated Debt Documents and (ii) such other factual matters as may be reasonably requested by the Agent;

                  (vi) with respect to any Letter of Credit or Credit Support to be issued, all documentation required by Section 1.4, duly executed;

                  (vii) a Revolving Loan Note payable to the order of each
            Lender in the amount of its Commitment with respect thereto, duly executed and delivered by each Borrower, complying with the requirements of Section 1.2(b);

                  (viii) (A) UCC financing statements and/or amendments to
            existing UCC financing statements with respect to all Collateral as may be requested by the Agent, duly executed by the respective Obligated Parties, to the extent any such Liens may be perfected under the UCC and (B) with respect to any Loan Party that is an Eligible Foreign Subsidiary, all filings and recordations required by Requirements of Law in all jurisdictions that the Agent may deem necessary or desirable in order to perfect the Agent's Lien in Collateral owned by such Loan Party;

                  (ix) (A) duly executed UCC-3 termination statements or
            assignments with respect to the UCC and such other releases or instruments, in each case in form and substance satisfactory to the Agent, in each case as shall be necessary to terminate and satisfy all Liens, except Permitted Liens, on the property of the Loan Parties, and


CREDIT AGREEMENT - Page 51

            (B) releases, terminations, or other instruments under the Requirements of Law of each Eligible Foreign Jurisdiction (including, without limitation, under the PPSA and the CCQ), and such other releases or instruments, in each case in form and substance satisfactory to the Agent, as shall be necessary to terminate and satisfy all Liens, except Permitted Liens, on the Accounts and Deposit Accounts of any Loan Party;

                  (x) as may be required by the Agent in its discretion, any
            Copyright Security Agreement, Patent Security Agreement and/or Trademark Security Agreement, as applicable, with respect to any and all Proprietary Rights, if any, owned by any Loan Party which must be registered with any Governmental Authority to perfect the Agent's Liens in such Proprietary Rights, duly executed by each such Loan Party, as applicable;

                  (xi) each Guaranty Agreement, duly executed and delivered by each Loan Party required pursuant to Section 7.27;

                  (xii) the Security Agreement, duly executed by the Loan
            Parties, and all Canadian Security Documents (or amendments to Canadian Security Documents executed in connection with the Original Credit Agreement), duly executed by the Loan Parties that are Canadian Subsidiaries, as applicable, as required by the Agent;

                  (xiii) (A) except as previously delivered to the Agent in
            connection with the Original Credit Agreement, stock certificates and stock powers (duly executed in blank) for all Capital Stock referenced in clause (ii) of Section 7.28, in form and substance satisfactory to the Agent, (B) as may be required by the Agent in its reasonable discretion for any Investment Property, "control" agreements (pursuant to the UCC or the laws of any foreign jurisdiction), each duly executed, as the Agent may request with respect to any other Investment Property (other than Capital Stock of a Subsidiary of the Parent) listed in Schedule 6.27, and (C) such other notices, acknowledgments, and other documents as may be required in order to perfect the Agent's Lien in such Investment Property pursuant to applicable Requirements of Law;

                  (xiv) a Borrowing Base Certificate effective as of the
            Business Day preceding the day such initial Loans are to be funded or any such Letter of Credit or Credit Support is to be issued;

                  (xv) as requested by the Agent in its discretion, a landlord's or mortgagee's waiver and consent agreement, in form and substance reasonably acceptable to the Agent, duly executed on behalf of each landlord or mortgagee, as the case may be, of Real Estate on which any books and records in respect of the Collateral is located (provided that the Loan Parties may defer delivery of any such agreements for a period not to exceed ninety (90) days from the Closing Date; provided, further, that thereafter the Agent may, in its discretion, establish a reserve with respect to any such


CREDIT AGREEMENT - Page 52
            requested landlord's or mortgagee's waiver and consent agreement which has not been delivered to the Agent;

                  (xvi) each Blocked Account Agreement duly executed as required by the Security Agreement or the Foreign Security Documents or as otherwise required by the Agent, and the Agent shall have established all administrative requirements in respect of collections on Accounts of the Loan Parties in a manner satisfactory to the Agent;

                  (xvii) (A) the Agent shall have received satisfactory evidence that the Agent has a valid, exclusive (other than Permitted Liens) and perfected first priority Lien in all Collateral as required by
            Section 7.28, to the extent such Liens may be perfected under the UCC or the Requirements of Law of each applicable Eligible Foreign Jurisdiction (excluding any Liens on vehicles for which a certificate of title has been issued and Liens perfected solely by possession, but only to the extent the Agent has not requested perfection of its Liens in such vehicles or possession of such Collateral), and in connection therewith each Loan Party shall have executed and delivered to the Agent such Loan Documents as may be required by the Agent, in each case in form and substance satisfactory to the Agent;

                  (xviii) with respect to Real Estate referenced in clause (iii)
            of Section 7.28, the applicable Loan Party shall have executed and delivered to the Agent an amendment or modification of the Mortgage previously executed and delivered in connection with the Original Credit Agreement with respect to such Real Estate, in each case in proper form for recording in the jurisdiction in which such Real Estate is located, in form and substance reasonably satisfactory to the Agent, and true and complete copies of each of the following to the extent it exists and is in the possession or control of any Consolidated Member and has not already been delivered to the Agent in connection with the Original Credit Agreement, in each case with respect to such Real Estate: (1) any owner's or mortgagee's policy of title insurance, (2) any environmental site assessment, (3) any boundary survey, and (4) such other information, documentation, opinions, and certifications with respect to any such parcel of Real Estate as may be reasonably requested by the Agent;

                  (xix) signed opinions of counsel for the Loan Parties, opining as to such matters in connection with the transactions contemplated by this Agreement as the Agent may reasonably request, each such opinion to be in a form, scope, and substance satisfactory to the Agent, the Lenders, and their respective counsel;

                  (xx) the Agent shall have received evidence, in form, scope, and substance, reasonably satisfactory to the Agent, of all insurance coverage as required by this Agreement;

                  (xxi) the Agent shall have received true and complete copies of the Convertible Subordinated Debt Documents, with all exhibits and schedules thereto,


CREDIT AGREEMENT - Page 53
            together with all opinions and related agreements executed and/or delivered in connection therewith;

                  (xxii) the Agent shall have received true and complete copies of all Synthetic Lease Transaction Documents, with all exhibits and schedules thereto, together with all opinions and related agreements executed and/or delivered in connection therewith; and

                  (xxiii) such other documents and instruments as the Agent or any Lender may reasonably request.

            (b) On the Closing Date, after giving effect to the making of all Loans (including any Loans made to finance payment or reimbursement for fees, costs, and expenses then payable under or pursuant to this Agreement) and issuance of all Letters of Credit and Credit Support and with all of their obligations current to the Agent's satisfaction, the Availability Without Regard to Line Constraint shall be in an amount not less than $40,000,000.

            (c) All representations and warranties made hereunder and in the other Loan Documents shall be true and correct.

            (d) No Default or Event of Default shall exist or would exist after giving effect to the Loans to be made and the Letters of Credit and Credit Support to be issued.

            (e) The Loan Parties shall have paid all fees and expenses of the Agent and the Attorney Costs incurred in connection with any of the Loan Documents and the transactions contemplated thereby to the extent invoiced.

            (f) The Agent and the Lenders shall have had an opportunity to examine the books of account and other records and files of the Consolidated Members and to make copies thereof, and to conduct a pre-closing audit which shall include, without limitation, verification of Accounts and the Borrowing Base, and the results of such examination and audit shall have been satisfactory to the Agent and the Lenders in all respects.

            (g) All proceedings taken in connection with the execution of this Agreement, the other Loan Documents, and all documents and papers relating thereto shall be satisfactory in form, scope, and substance to the Agent and the Lenders.

            (h) Without limiting the generality of the items described above, the Obligated Parties and each Person guaranteeing or securing payment of the Obligations shall have delivered or caused to be delivered to the Agent (in form and substance reasonably satisfactory to the Agent), the financial statements, instruments, resolutions, documents, agreements, certificates, opinions and other items required by the Agent.

            (i) The Agent and the Lenders shall be satisfied that the Loan Parties are able to comply with Collateral and financial reporting requirements under the Loan Documents.


CREDIT AGREEMENT - Page 54

            (j) There shall exist no action, suit, investigation, litigation, or proceeding pending or threatened in any court or before any arbitrator or governmental authority that in the Agent's or any Lender's reasonable judgment (i) could reasonably be expected to have a Material Adverse Effect on the business, management, condition (financial or otherwise), operations, performance, properties, profits, or prospects of the Loan Parties or which could impair the Loan Parties' ability to perform satisfactorily under the Loan Documents or (ii) could materially and adversely affect the transactions contemplated by the Loan Documents.

The acceptance by the Borrowers of any Loans made or Letters of Credit or Credit Support issued on the Closing Date shall be deemed to be a representation and warranty made by the Loan Parties to the effect that all of the conditions precedent to the making of such Loans or issuance of such Letters of Credit or Credit Support have been satisfied, with the same effect as delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer of the Loan Parties, dated the Closing Date, to such effect. Execution and delivery to the Agent by a Lender of a counterpart of this Agreement shall be deemed confirmation by such Lender that (i) all conditions precedent in this Section
8.1 have been fulfilled or waived to the satisfaction of such Lender, (ii) the decision of such Lender to execute and deliver to the Agent an executed counterpart of this Agreement was made by such Lender independently and without reliance on the Agent or any other Lender as to the satisfaction of any condition precedent set forth in this Section 8.1, and (iii) all documents sent to such Lender for approval, consent, or satisfaction were acceptable to such Lender.

      Section 8.2 Conditions Precedent to Each Loan. The obligation of the Lenders to make each Loan, including the initial Loans on the Closing Date, and the obligation of the Agent to cause the Letter of Credit Issuer to issue any Letter of Credit or Credit Support shall be subject to the further conditions precedent that on and as of the date of any such extension of credit the following statements shall be true, and the acceptance by the Borrowers of any extension of credit shall be deemed to be a statement to the effect set forth in clause (a), clause (b), and clause (c) following with the same effect as the delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer of the Loan Parties, dated the date of such extension of credit, stating that:

            (a) the representations and warranties contained in this Agreement and the other Loan Documents are correct in all material respects on and as of the date of such extension of credit as though made on and as of such date, other than any such representation or warranty which relates to a specified prior date and except to the extent the Agent and the Lenders have been notified in writing by the Loan Parties that any representation or warranty is not correct and the Majority Lenders have explicitly waived in writing compliance with such representation or warranty;

            (b) no event has occurred and is continuing, or would result from such extension of credit, which constitutes a Default or an Event of Default; and

            (c) no event has occurred and is continuing, or would result from such extension of credit, which has had or would have a Material Adverse Effect, whether resulting in whole or in part from an event that occurred prior to, or occurs after, the Closing Date.


CREDIT AGREEMENT - Page 55

Except as provided by Section 11.1(a), no Borrowing or issuance of any Letter of Credit or Credit Support shall exceed the Availability, provided, however, that the foregoing conditions precedent are not conditions to the requirement for each Lender participating in or reimbursing the Bank or the Agent for such Lenders' Pro Rata Share of any Non-Ratable Loan or Agent Advance made in accordance with the provisions of Section 1.2(i) and Section 1.2(j).

                                    ARTICLE 9

                                DEFAULT; REMEDIES

      Section 9.1 Events of Default. It shall constitute an event of default ("Event of Default") if any one or more of the following shall occur for any reason:

            (a) any failure by the Borrowers to pay the principal of or interest or premium on any of the Obligations or any fee or other amount owing hereunder when due, whether upon demand or otherwise;

            (b) any representation or warranty made or deemed made by any Loan Party in this Agreement or by any Obligated Party in any other Loan Document, any Financial Statement, or any certificate furnished by any Obligated Party at any time to the Agent or any Lender shall prove to be untrue in any material respect as of the date on which made, deemed made, or furnished;

            (c) any default shall occur in

                  (i) the observance or performance of any of the covenants and agreements contained in Section 5.2(k), Section 7.2 (insofar as it requires the preservation of the existence of the Obligated Parties), or Sections 7.9 through 7.35 or Section 2.11 of the Security Agreement, or

                  (ii) observance or performance of any of the covenants and agreements contained in Section 5.2 (other than Section 5.2(k)) or
            Section 5.3 and such default shall continue for three (3) days or more, or

                  (iii) observance or performance of any of the other covenants or agreements contained in this Agreement other than as referenced in Section 9.1(a), Section 9.1(b), and clause (i) and clause (ii) preceding, any other Loan Document, or any other agreement entered into at any time to which any Obligated Party and the Agent or any Lender are party (including in respect of any Bank Products) and such default shall continue for more than fifteen (15) days, or if any such agreement or document shall terminate (other than in accordance with its terms or the terms hereof or with the written consent of the Agent and the Majority Lenders) or


CREDIT AGREEMENT - Page 56
      become void or unenforceable without the written consent of the Agent and the Majority Lenders;

            (d) any default shall occur with respect to any Debt (other than the Obligations) of the Loan Parties in an outstanding principal amount which exceeds $5,000,000, or under any agreement or instrument under or pursuant to which any such Debt may have been issued, created, assumed, or guaranteed by any Loan Party, and such default shall continue for more than the period of grace, if any, therein specified, if the effect thereof (with or without the giving of notice or further lapse of time or both) is to accelerate or to permit the holders of any such Debt to accelerate, the maturity of any such Debt, or any such Debt shall be declared due and payable or be required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof;

            (e) any Consolidated Member shall (i) file a voluntary petition in bankruptcy or file a voluntary petition or an answer or file any proposal or notice of intent to file a proposal or otherwise commence any action or proceeding seeking reorganization, arrangement, consolidation, or readjustment of its debts or which seeks to stay or has the effect of staying any creditor or for any other relief under the Bankruptcy Code or under any other bankruptcy, insolvency, liquidation, winding-up, corporate, or similar Requirement of Law, now or hereafter existing, or consent to, approve of, or acquiesce in, any such petition, proposal, action, or proceeding, (ii) apply for or acquiesce in the appointment of a receiver, assignee, liquidator, sequestrator, custodian, monitor, administrator, trustee, or similar officer for it or for all or any part of its property, (iii) make an assignment for the benefit of its creditors, or (iv) be unable generally to pay its debts as they become due;

            (f) an involuntary petition or proposal shall be filed or an action or proceeding otherwise commenced seeking reorganization, arrangement, consolidation, or readjustment of the debts of any Consolidated Member or for any other relief under the Bankruptcy Code or under any other bankruptcy, insolvency, liquidation, winding-up, corporate, or similar Requirement of Law, now or hereafter existing and such petition, proposal, or proceeding shall not be dismissed within sixty (60) days after the filing or commencement thereof or an order of relief (or comparable order under any other Requirement of Law) shall be entered with respect thereto;

            (g) a receiver, assignee, liquidator, sequestrator, custodian, monitor, administrator, trustee, or similar officer for any Consolidated Member or for all or any part of its property shall be appointed or a warrant of attachment, execution, writ of seizure or seizure and sale, or similar process shall be issued against any part of the property of any Consolidated Member or any distress or analogous process is levied upon all or any part of any Consolidated Member;

            (h) any Consolidated Member shall file a certificate of dissolution or like process under any Requirement of Law or shall be liquidated, dissolved, or wound-up (except in a transaction allowed under Section 7.9 or shall commence or have commenced against it any action or proceeding for dissolution, winding-up, or liquidation which is not vacated or set


CREDIT AGREEMENT - Page 57
      aside within thirty (30) days of the initiation or such action or proceeding, or shall take any corporate action in furtherance thereof;

            (i) all or any material part of the property of any Obligated Party shall be nationalized, expropriated, condemned, seized, or otherwise appropriated, or custody or control of such property or of any Obligated Party shall be assumed by any Governmental Authority or any court of competent jurisdiction at the instance of any Governmental Authority or any other Person, except where contested in good faith by proper proceedings diligently pursued where a stay of enforcement is in effect;

            (j) any Loan Document, including any Guaranty of the Obligations, shall be terminated, revoked, or declared void or invalid or unenforceable or challenged by any Consolidated Member or any Affiliate thereof or any other obligor or any Affiliate thereof;

            (k) one or more judgments, orders, decrees, or arbitration awards is entered against any Consolidated Member involving liability in the aggregate for all of the Consolidated Members (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related or unrelated series of transactions, incidents, or conditions, of $5,000,000 or more, and the same shall remain unsatisfied, unvacated, and unstayed pending appeal for a period of thirty (30) days after the entry thereof;

            (l) any loss, theft, damage, or destruction of any item or items of Collateral or other property of any Consolidated Member occurs which could reasonably be expected to cause a Material Adverse Effect and is not adequately covered by insurance;

            (m) there is filed against any Consolidated Member any action, suit, or proceeding under any federal or state racketeering statute (including the Racketeer Influenced and Corrupt Organization Act of 1970), which action, suit, or proceeding (i) is not dismissed within one hundred twenty
      (120) days and (ii) could reasonably be expected to result in the confiscation or forfeiture of any material portion of the Collateral;

            (n) for any reason other than the failure of the Agent to take any action available to it to maintain perfection of the Agent's Liens pursuant to the Loan Documents, any Loan Document ceases to be in full force and effect or any Lien with respect to any material portion of the Collateral intended to be secured thereby ceases to be, or is not, valid, perfected, and prior to all other Liens (other than Permitted Liens which are expressly permitted to have priority over the Agent's Liens) or is terminated, revoked, or declared void;

            (o) (i) an ERISA Event shall occur with respect to a Pension Plan or Multi-employer Plan which has resulted or could reasonably be expected to result in liability of any Consolidated Member under Title IV of ERISA to the Pension Plan, Multi-employer Plan, or the PBGC in an aggregate amount in excess of $1,000,000; (ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $1,000,000; (iii) any Consolidated Member or any ERISA Affiliate shall fail to pay when due, after the


CREDIT AGREEMENT - Page 58
      expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multi-employer Plan in an aggregate amount in excess of $1,000,000; or
      (iv) all of the Foreign Plans in the aggregate have liabilities in excess of assets (determined in accordance the assumptions under each such Foreign Plan and under Requirements of Law used for funding each Foreign Plan pursuant to reasonable accounting standards in accordance with Requirements of Law) in an amount in excess of $1,000,000;

            (p) there occurs a Change of Control;

            (q) any breach, noncompliance, default or event of default (howsoever defined) occurs under any of the Synthetic Lease Transaction Documents that would permit, or with the passage of time or the giving of notice, or both, would permit, any holder of Debt thereunder, or any trustee for such holder, to accelerate the Debt thereunder to be immediately due and payable or exercise any other remedies thereunder;

            (r) there occurs a Material Adverse Effect; or

            (s) any breach, noncompliance, default or event of default (howsoever defined) occurs under any Subordinated Debt Documents that would permit, or with the passage of time or the giving of notice, or both, would permit, any holder of any Debt thereunder, or any trustee for such holder, to accelerate the Debt thereunder to be immediately due and payable or exercise any other remedies thereunder.

      Section 9.2 Remedies.

            (a) If a Default or an Event of Default exists, the Agent may, in its discretion, and shall, at the direction of the Majority Lenders, do one or more of the following at any time or times and in any order, without notice to or demand on any Loan Party or any other Obligated
      Party: (i) reduce the Maximum Revolver Amount, or the advance rates against Eligible Accounts used in computing the Borrowing Base, or reduce or increase one or more of the other elements used in computing the Borrowing Base; (ii) restrict the amount of or refuse to make Revolving Loans; and (iii) restrict or refuse to provide Letters of Credit or Credit Support. If an Event of Default exists, the Agent shall, at the direction of the Majority Lenders, do one or more of the following, in addition to the actions described in the preceding sentence, at any time or times and in any order, without notice to or demand on any Loan Party or any other Obligated Party: (A) terminate the Commitments and this Agreement; (B) declare any or all Obligations to be immediately due and payable; provided, however, that upon the occurrence of any Event of Default with respect to a Loan Party described in Sections 9.1(e), 9.1(f), 9.1(g), or 9.1(h), the Commitments shall automatically and immediately expire and all Obligations shall automatically become immediately due and payable without notice or demand of any kind; (C) require the Loan Parties to cash collateralize all Obligations outstanding with respect to Letters of Credit and Credit Support; and (D) pursue its other rights and remedies under the Loan Documents and applicable law.


CREDIT AGREEMENT - Page 59

            (b) If an Event of Default has occurred and is continuing: (i) the Agent shall have, for the benefit of the Agent and the Lenders, in addition to all other rights of the Agent and the Lenders, the rights and remedies of a secured party under the Loan Documents and Requirements of Law (including, without limitation, under the UCC, PPSA, CCQ, the Mortgages Act of Ontario and any similar laws of any applicable foreign jurisdiction); (ii) the Agent may, at any time, take possession of the Collateral and keep it on any Loan Party's premises, at no cost to the Agent or any Lender, or remove any part of it to such other place or places as the Agent may desire, or any Loan Party shall, upon the Agent's demand, at such Loan Party's cost, assemble the Collateral and make it available to the Agent at a place reasonably convenient to the Agent; and
      (iii) the Agent may sell and deliver any Collateral at public or private sales, for cash, upon credit, or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion, and may, if the Agent deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Without in any way requiring notice to be given in the following manner, each Loan Party agrees that any notice by the Agent of sale, disposition, or other intended action hereunder or in connection herewith, whether required by the UCC, PPSA, CCQ, the Mortgages Act of Ontario or any similar laws of any applicable foreign jurisdiction) or otherwise, shall constitute reasonable notice to the Loan Parties if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least ten (10) Business Days prior to such action to the Loan Parties' address specified in or pursuant to Section 13.8. If any Collateral is sold on terms other than payment in full at the time of sale, no credit shall be given against the Obligations until the Agent or the Lenders receive payment, and if the buyer defaults in payment, the Agent may resell the Collateral without further notice to any Loan Party or any other Obligated Party. In the event the Agent seeks to take possession of all or any portion of the Collateral by judicial process, each Loan Party irrevocably waives: (A) the posting of any bond, surety, or security with respect thereto which might otherwise be required; (B) any demand for possession prior to the commencement of any suit or action to recover the Collateral; and (C) any requirement that the Agent retain possession and not dispose of any Collateral until after trial or final judgment. Each Loan Party agrees that the Agent has no obligation to preserve rights to the Collateral or marshal any Collateral for the benefit of any Person. The Agent is hereby granted a license or other right to use, without charge, each Loan Party's labels, patents, copyrights, name, trade secrets, trade names, trademarks, and advertising matter, or any similar property, in completing production of, advertising, or selling any Collateral, and each Loan Party's rights under all licenses and all franchise agreements shall inure to the Agent's benefit for such purpose. The proceeds of sale shall be applied first to all expenses of sale, including Attorney Costs, and then to the Obligations. The Agent will return any excess to the Loan Parties and the Loan Parties shall remain liable for any deficiency.

            (c) If an Event of Default occurs and is continuing, each Loan Party hereby waives all rights to notice and hearing prior to the exercise by the Agent of the Agent's rights to repossess the Collateral without judicial process or to replevy, attach, or levy upon the Collateral without notice or hearing.


CREDIT AGREEMENT - Page 60

                                   ARTICLE 10

                              TERM AND TERMINATION

      Section 10.1 Term and Termination. The term of this Agreement shall end on the Stated Termination Date unless sooner terminated in accordance with the terms hereof. The Agent upon direction from the Majority Lenders may terminate this Agreement, without notice to the Borrowers, during the existence of an Event of Default. Upon the effective date of termination of this Agreement for any reason whatsoever, all Obligations (including all unpaid principal, accrued and unpaid interest, and any early termination or prepayment fees or penalties but excluding indemnification obligations to the extent no claim with respect thereto has been asserted and remains unsatisfied) shall become immediately due and payable and the Loan Parties shall immediately arrange for the cancellation and return of all Letters of Credit and Credit Support then outstanding. Notwithstanding the termination of this Agreement, until all Obligations are indefeasibly paid and performed in full in cash, the Loan Parties shall remain bound by the terms of this Agreement and the other Loan Documents and shall not be relieved of any of their Obligations hereunder or under any other Loan Document, and the Agent and the Lenders shall retain all their rights and remedies hereunder and under the other Loan Documents (including, without limitation, the Agent's Liens in and all rights and remedies with respect to all then existing and after-arising Collateral).

                                   ARTICLE 11

          AMENDMENTS; WAIVERS; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS

      Section 11.1 Amendments and Waivers.

            (a) No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by any Loan Party therefrom, shall be effective unless the same shall be in writing and signed by the Majority Lenders (or by the Agent at the written request of the Majority Lenders) and the Loan Parties (which signature by the Loan Parties may be evidenced by the signature of the Parent pursuant to Section 13.21) and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Lenders and the Loan Parties (which signature by the Loan Parties may be evidenced by the signature of the Parent pursuant to Section 13.21) and acknowledged by the Agent, do any of the following:

                  (i) increase or extend the Commitment of any Lender;

                  (ii) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees, or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;


CREDIT AGREEMENT - Page 61

                  (iii) reduce the principal of, or the rate of interest
            specified herein on any Loan, or any fees or other amounts payable hereunder or under any other Loan Document;

                  (iv) change the percentage of the Commitments or of the
            aggregate unpaid principal amount of the Loans which is required for the Lenders or any of them to take any action hereunder;

                  (v) increase any of the percentages set forth in the
            definition of the Borrowing Base;

                  (vi) amend this Section 11.1 or any provision of this
            Agreement providing for consent or other action by all of the Lenders;

                  (vii) release Collateral other than as permitted by Section
            12.11;

                  (viii) change the definition of "Majority Lenders"; or

                  (ix) increase the Maximum Revolver Amount or the Letter of
            Credit Subfacility;

      provided, however, the Agent may, in its sole discretion and notwithstanding the limitations contained in clause (v) and clause (ix) preceding and any other terms of this Agreement, make Non-Ratable Loans in accordance with Section 1.2(i) and make Agent Advances in an amount not to exceed ten percent (10.0%) of the Maximum Revolver Amount in accordance with Section 1.2(j) and, provided, further, that no amendment, waiver, or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent under this Agreement or any other Loan Document and, provided, further, that Schedule A-1 ("Commitments") may be amended from time to time by the Agent alone to reflect assignments of Commitments in accordance herewith.

            (b) If any fees are paid to the Lenders as consideration for amendments, waivers, or consents with respect to this Agreement, at the Agent's election, such fees may be paid only to those Lenders that agree to such amendments, waivers, or consents within the time specified for submission thereof.

            (c) If, in connection with any proposed amendment, waiver, or consent (a "Proposed Change"):

                  (i) requiring the consent of all of the Lenders, the consent of the Majority Lenders is obtained, but the consent of the other Lenders is not obtained (any such Lender whose consent is not obtained as described in this clause (i) and in clause (ii) following being referred to as a "Non-Consenting Lender"), or


CREDIT AGREEMENT - Page 62

                  (ii) requiring the consent of the Majority Lenders, the
            consent of the Majority Lenders is obtained,

      then, so long as the Agent is not a Non-Consenting Lender, at the Borrowers' request the Agent (in its individual capacity as a Lender) or an Eligible Assignee (with the Agent's approval) shall have the right (but not the obligation) to purchase from each Non-Consenting Lender, and each Non-Consenting Lender agrees that it shall sell, such Non-Consenting Lender's Commitments for an amount equal to the principal balances thereof and all accrued interest and fees with respect thereto through the date of sale pursuant to an Assignment and Acceptance, without premium or discount.

      Section 11.2 Assignments; Participations.

            (a) Any Lender may, with the written consent of the Agent (which consent shall not be unreasonably withheld), assign and delegate to one or more Eligible Assignees (provided that no consent of the Agent shall be required in connection with any assignment and delegation by a Lender to an Affiliate of such Lender) (each an "Assignee") all, or any ratable part of all, of the Loans, the Commitments, and the other rights and obligations of such Lender hereunder, in a minimum amount of $10,000,000 (provided that, unless an assignor Lender has assigned and delegated all of its Loans and Commitments, no such assignment and/or delegation shall be permitted unless, after giving effect thereto, such assignor Lender retains a Commitment in a minimum amount of $10,000,000); provided, however, that the Loan Parties and the Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses, and related information with respect to the Assignee, shall have been given to the Loan Parties and the Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to the Loan Party and the Agent an Assignment and Acceptance in the form of Exhibit E (an "Assignment and Acceptance") together with any Note or Notes subject to such assignment, and (iii) the assignor Lender or Assignee has paid to the Agent a processing fee in the amount of $5,000 (provided that the Agent may waive such fee in its discretion in connection with the initial syndication of the Commitments). The Borrowers agree to promptly execute and deliver new or replacement Notes as reasonably requested by the Agent to evidence assignments of the Loans and Commitments in accordance herewith.

            (b) From and after the date that the Agent notifies the assignor Lender that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations, including, but not limited to, the obligation to participate in Letters of Credit and Credit Support have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of


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      an assigning Lender's rights and obligations under this Agreement, such
      Lender shall cease to be a party hereto).

            (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of this Agreement or any other Loan Document furnished pursuant hereto or the attachment, perfection, or priority of any Lien granted by any Obligated Party to the Agent or any Lender in the Collateral; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Consolidated Members, or any of them, or the performance or observance by any Loan Party of any of its obligations under this Agreement or of any Loan Party or any other Obligated Party under any other Loan Document furnished pursuant hereto; (iii) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such Assignee will, independently and without reliance upon the Agent, such assigning Lender, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof, together with such powers, including the discretionary rights and incidental power, as are reasonably incidental thereto; and (vi) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

            (d) Immediately upon satisfaction of the requirements of Section 11.2(a), this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

            (e) Any Lender may at any time sell to one or more Participants participating interests in any Loans, the Commitment of that Lender, and the other interests of that Lender (the "originating Lender") hereunder and under the other Loan Documents; provided, however, that (i) the originating Lender's obligations under this Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Loan Parties and the Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve


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      any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document except the matters set forth in Section 11.1(a)(i), Section 11.1(a)(ii), and Section 11.1(a)(iii), and (v) all amounts payable by the Loan Parties hereunder shall be determined as if such Lender had not sold such participation, except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent and subject to the same limitation as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

            (f) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Board or United States Treasury Regulation 31 CFR ss.203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

                                   ARTICLE 12

                                    THE AGENT

      Section 12.1 Appointment and Authorization. Each Lender hereby designates and appoints the Bank (acting in its capacity as the Agent) as its agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. The Agent agrees to act as such on the express conditions contained in this Article 12. The provisions of this Article 12 are solely for the benefit of the Agent and the Lenders, and the Consolidated Members shall have no rights as a third party beneficiary of any of the provisions contained herein other than as expressly provided in Section 12.10 and Section 12.11. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations, or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to, and shall not, connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Except as expressly otherwise provided in this Agreement, the Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which the Agent is expressly entitled to take or assert under this Agreement and the other Loan Documents, including (a) the


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determination of the applicability of ineligibility criteria with respect to the calculation of the Borrowing Base, (b) the making of Agent Advances pursuant to
Section 1.2(j), and (c) the exercise of remedies pursuant to Section 9.2, and any action so taken or not taken shall be deemed consented to by the Lenders.

      Section 12.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees, or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

      Section 12.3 Liability of the Agent. None of the Agent-Related Persons shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Lenders for any recital, statement, representation, or warranty made by any Loan Party or any other Obligated Party or Affiliate of any Loan Party or any other Obligated Party, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement, or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability, or sufficiency of this Agreement or any other Loan Document, or for any failure of any Loan Party or any other Obligated Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Loan Party's Affiliates.

      Section 12.4 Reliance by the Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex, or telephone message, statement, or other document or conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including, without limitation, counsel to any Obligated Party), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Lenders (or all Lenders if so required by Section 11.1) and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

      Section 12.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, unless the Agent shall have received


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written notice from a Lender or a Loan Party referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Agent will notify the Lenders of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Majority Lenders in accordance with
Article 9; provided, however, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

      Section 12.6 Credit Decision. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Consolidated Members and their Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition, and creditworthiness of the Borrowers and the other Consolidated Members, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals, and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition, and creditworthiness of the Borrowers and the other Consolidated Members. Except for notices, reports, and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition, or creditworthiness of any Borrower or any other Consolidated Member which may come into the possession of any of the Agent-Related Persons.

      Section 12.7 Indemnification. WHETHER OR NOT THE TRANSACTIONS CONTEMPLATED HEREBY ARE CONSUMMATED, THE LENDERS SHALL UPON DEMAND INDEMNIFY THE AGENT-RELATED PERSONS (TO THE EXTENT NOT REIMBURSED BY OR ON BEHALF OF THE LOAN PARTIES AND WITHOUT LIMITING THE OBLIGATION OF THE LOAN PARTIES TO DO SO), IN ACCORDANCE WITH THEIR PRO RATA SHARES, FROM AND AGAINST ANY AND ALL INDEMNIFIED LIABILITIES; PROVIDED, HOWEVER, THAT NO LENDER SHALL BE LIABLE FOR THE PAYMENT TO THE AGENT-RELATED PERSONS OF ANY PORTION OF SUCH INDEMNIFIED LIABILITIES (AS DEFINED HEREIN)RESULTING SOLELY FROM SUCH PERSON'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its Pro Rata Share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (whether through negotiations, legal proceedings, or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to


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the extent that the Agent is not reimbursed for such expenses by or on behalf of the Loan Parties. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

      Section 12.8 The Agent in Individual Capacity. The Bank and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in, and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with any Consolidated Member and its Affiliates as though the Bank were not the Agent hereunder and without notice to or consent of the Lenders. The Bank or its Affiliates may receive information regarding any Consolidated Member or its Affiliates and Account Debtors (including information that may be subject to confidentiality obligations in favor of any such Consolidated Member or Affiliate), and the Lenders acknowledge that the Agent and the Bank shall be under no obligation to provide such information to the Lenders. With respect to its Loans, the Bank as a Lender shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" include the Bank in its individual capacity.

      Section 12.9 Successor Agent. The Agent may resign as Agent upon at least thirty (30) days prior notice to the Lenders and the Loan Parties, such resignation to be effective upon the acceptance of a successor agent to its appointment as the Agent. In the event the Bank sells all of its Commitments and Loans as part of a sale, transfer, or other disposition by the Bank of substantially all of its loan portfolio, the Bank shall resign as the Agent and such purchaser or transferee shall become the successor Agent hereunder. Subject to the foregoing, if the Agent resigns (the "resigning Agent") under this Agreement, the Majority Lenders shall appoint from among the Lenders a successor agent for the Lenders (the "successor Agent"). If no successor Agent is appointed prior to the effective date of the resignation of the resigning Agent, the resigning Agent may appoint, after consulting with the Lenders and the Loan Parties, a successor Agent from among the Lenders. Upon the acceptance of its appointment as the successor Agent, the successor Agent shall succeed to all the rights, powers, and duties of the resigning Agent and the term "Agent" shall mean the successor Agent and the resigning Agent's appointment, powers, and duties as the Agent shall be terminated. After any resigning Agent's resignation hereunder as the Agent, the provisions of this Article 12 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement.

      Section 12.10 Withholding Tax.

            (a) If any Lender is a "foreign person" within the meaning of the Code and such Lender claims exemption from, or a reduction of, United States withholding tax under Sections 1441 or 1442 of the Code, such Lender agrees with and in favor of the Agent, to deliver to the Agent and the Parent:

                  (i) if such Lender claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, two (2) properly completed and executed copies of IRS Form W-8BEN before the payment of any interest in the first


CREDIT AGREEMENT - Page 68
            calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

                  (ii) if such Lender claims that interest paid under this
            Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two (2) properly completed and executed copies of IRS Form W-8ECI before the payment of any interest in the first calendar year and before the payment of any interest in each fourth (or more frequently if requested by the Agent) succeeding calendar year during which interest may be paid under this Agreement, and IRS Form W-9; and

                  (iii) such other form or forms as may be required under the
            Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

      Such Lender agrees to promptly notify the Agent and the Parent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

            (b) If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form W-8BEN and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations owing to such Lender, such Lender agrees to notify the Agent and the Parent of the percentage amount in which it is no longer the beneficial owner of Obligations owing to such Lender. To the extent of such percentage amount, the Agent and the Parent will treat such Lender's IRS Form W-8BEN as no longer valid.

            (c) If any Lender claiming exemption from United States withholding tax by filing IRS Form W-8ECI with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations owing to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

            (d) If any Lender is entitled to a reduction in the applicable withholding tax, the Agent or any Borrower may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by clause (a) preceding are not delivered to the Agent and the Parent, then the Agent or any Borrower may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

            (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent or any Loan Party did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Agent or any Loan Party of a change in circumstances which rendered the exemption from, or


CREDIT AGREEMENT - Page 69
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      reduction of, withholding tax ineffective, or for any other reason) such
      Lender shall indemnify the Agent or any Loan Party fully for all amounts paid, directly or indirectly, by the Agent or any such Loan Party as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this
      Section 12.10, together with all costs and expenses (including Attorney Costs). The obligation of the Lenders under this clause (e) shall survive the payment of all Obligations and the resignation or replacement of the Agent.

      Section 12.11 Collateral Matters.

            (a) The Lenders hereby irrevocably authorize the Agent, at its option and in its sole discretion, to release any Agent's Liens upon any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full of all Loans and reimbursement obligations in respect of Letters of Credit and Credit Support, and the termination of all outstanding Letters of Credit and Credit Support (whether or not any of such obligations are due) and all other Obligations (other than contingent indemnities which survive the termination of this Agreement); (ii) constituting property being sold or disposed of if the Obligated Party disposing of such property certifies to the Agent that the sale or disposition is made in compliance with Section 7.9 (and the Agent may rely conclusively on any such certificate, without further inquiry); (iii) constituting property in which no Obligated Party owned any interest at the time the Lien was granted or at any time thereafter; or (iv) constituting property leased to an Obligated Party under a lease which has expired or been terminated in a transaction permitted under this Agreement. Except as provided above, the Agent will not release any of the Agent's Liens without the prior written authorization of the Lenders; provided that the Agent may, in its discretion, release the Agent's Liens on Collateral valued in the aggregate not in excess of $3,000,000 during each Fiscal Year without the prior written authorization of the Lenders and the Agent may release the Agent's Liens on Collateral valued in the aggregate not in excess of $9,000,000 during each Fiscal Year with the prior written authorization of the Majority Lenders. Upon request by the Agent or an Obligated Party at any time, the Lenders will confirm in writing the Agent's authority to release any Agent's Liens upon particular types or items of Collateral pursuant to this Section 12.11.

            (b) Upon receipt by the Agent of any authorization required pursuant to Section 12.11(a) from the Lenders of the Agent's authority to release any Agent's Liens upon particular types or items of Collateral, and upon at least five (5) Business Days prior written request by an Obligated Party, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Agent's Liens upon such Collateral; provided, however, that
      (i) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Obligated Parties in respect of) all interests


CREDIT AGREEMENT - Page 70
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      retained by the Obligated Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

            (c) The Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by any Obligated Party or is cared for, protected, or insured or has been encumbered, or that the Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure, or fidelity, or to continue exercising, any of the rights, authorities, and powers granted or available to the Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion given the Agent's own interest in the Collateral in its capacity as one of the Lenders and that the Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing.

      Section 12.12 Restrictions on Actions by the Lenders; Sharing of Payments.

            (a) Each of the Lenders agrees that it shall not, without the express consent of all Lenders, and that it shall, to the extent it is lawfully entitled to do so, upon the request of all Lenders, setoff against the Obligations, or against any Debt owing to any such Lender by any other Obligated Party, any amounts owing by such Lender to any Obligated Party or any accounts of any Obligated Party now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so by the Agent, take or cause to be taken any action to enforce its rights under this Agreement or any other Loan Document or against any Obligated Party, including the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.

            (b) If at any time or times any Lender shall receive (i) by payment, foreclosure, setoff, or otherwise, any proceeds of Collateral or any payments with respect to the Obligations, or any Guaranty thereof by any Obligated Party, owing to such Lender arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from the Agent pursuant to the terms of this Agreement, or (ii) payments from the Agent in excess of such Lender's ratable portion of all such distributions by the Agent, such Lender shall promptly (1) turn the same over to the Agent, in kind, and with such endorsements as may be required to negotiate the same to the Agent, or in same day funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the


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      extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

      Section 12.13 Agency for Perfection. Each Lender hereby appoints each other Lender as agent for the purpose of perfecting the Lenders' security interest in assets which, in accordance with Article 9 of the UCC or any other Requirement of Law of the United States or any foreign jurisdiction can be perfected only by possession. Should any Lender (other than the Agent) obtain possession of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent's request therefor shall deliver such Collateral to the Agent or otherwise deal with such Collateral in accordance with the Agent's instructions.

      Section 12.14 Payments by the Agent to the Lenders. All payments to be made by the Agent to the Lenders shall be made by bank wire transfer or internal transfer of immediately available funds to each Lender pursuant to wire transfer instructions delivered in writing to the Agent on or prior to the Closing Date (or if such Lender is an Assignee, with or in the applicable Assignment and Acceptance), or pursuant to such other wire transfer instructions as each party may designate for itself by written notice to the Agent. Concurrently with each such payment, the Agent shall identify whether such payment (or any portion thereof) represents principal, premium, or interest on the Loans or otherwise. Unless the Agent receives notice from the Borrowers prior to the date on which any payment is due to the Lenders that the Borrowers will not make such payment in full as and when required, the Agent may assume that the Borrowers have made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrowers have not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

      Section 12.15 Settlement.

            (a) Each Lender's funded portion of the Revolving Loans is intended by the Lenders to be equal at all times to such Lender's Pro Rata Share of the outstanding Revolving Loans. Notwithstanding such agreement, the Agent, the Bank, and the other Lenders agree (which agreement shall not be for the benefit of or enforceable by the Loan Parties or any other Consolidated Member) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Revolving Loans, including the Non-Ratable Loans and the Agent Advances, shall take place on a periodic basis in accordance with the following provisions:

                  (i) The Agent shall request settlement (a "Settlement") with the Lenders on at least a weekly basis, or on a more frequent basis at the Agent's election, (A) on behalf of the Bank, with respect to each outstanding Non-Ratable Loan, (B) for itself, with respect to each Agent Advance, and (C) with respect to collections received, in each case, by notifying the Lenders of such requested Settlement by telecopy, telephone, or other similar form of transmission, of such requested Settlement, no


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            later than 12:00 noon (Dallas, Texas time) on the date of such requested Settlement (the "Settlement Date"). Each Lender (other than the Bank, in the case of Non-Ratable Loans and the Agent in the case of Agent Advances) shall transfer the amount of such Lender's Pro Rata Share of the outstanding principal amount of the Non-Ratable Loans and Agent Advances with respect to which Settlement is requested to the Agent, to such account of the Agent as the Agent may designate, not later than 2:00 p.m. (Dallas, Texas time), on the Settlement Date applicable thereto. Settlements may occur during the continuation of a Default or an Event of Default and whether or not the applicable conditions precedent set forth in
            Article 8 have then been satisfied. Such amounts transferred to the Agent shall be applied against the amounts of the applicable Non-Ratable Loan or Agent Advance and, together with the portion of such Non-Ratable Loan or Agent Advance representing the Bank's Pro Rata Share thereof, shall constitute Revolving Loans of such Lenders, respectively. If any such amount is not transferred to the Agent by any Lender on the Settlement Date applicable thereto, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after the Settlement Date and thereafter at the Interest Rate then applicable to the Base Rate Revolving Loans (Y) on behalf of the Bank, with respect to each outstanding Non- Ratable Loan, and (Z) for itself, with respect to each Agent Advance.

                  (ii) Notwithstanding the foregoing, not more than one (1)
            Business Day after demand is made by the Agent (whether before or after the occurrence of a Default or an Event of Default and regardless of whether the Agent has requested a Settlement with respect to a Non-Ratable Loan or Agent Advance), each other Lender
            (A) shall irrevocably and unconditionally purchase and receive from the Bank or the Agent, as applicable, without recourse or warranty, an undivided interest and participation in such Non-Ratable Loan or Agent Advance equal to such Lender's Pro Rata Share of such Non-Ratable Loan or Agent Advance and (B) if Settlement has not previously occurred with respect to such Non-Ratable Loans or Agent Advances, upon demand by the Bank or the Agent, as applicable, shall pay to the Bank or the Agent, as applicable, as the purchase price of such participation an amount equal to one-hundred percent (100%) of such Lender's Pro Rata Share of such Non-Ratable Loans or Agent Advances. If such amount is not in fact transferred to the Agent by any Lender, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after such demand and thereafter at the Interest Rate then applicable to Base Rate Revolving Loans.

                  (iii) From and after the date, if any, on which any Lender purchases an undivided interest and participation in any Non-Ratable Loan or Agent Advance pursuant to clause (ii) preceding, the Agent shall promptly distribute to such Lender, such Lender's Pro Rata Share of all payments of principal and interest and all proceeds of Collateral received by the Agent in respect of such Non-Ratable Loan or Agent Advance.


CREDIT AGREEMENT - Page 73

                  (iv) Between Settlement Dates, to the extent no Agent Advances are outstanding, the Agent may pay over to the Bank any payments received by the Agent, which in accordance with the terms of this Agreement would be applied to the reduction of the Revolving Loans, for application to the Bank's Revolving Loans including Non- Ratable Loans. If, as of any Settlement Date, collections received since the then immediately preceding Settlement Date have been applied to the Bank's Revolving Loans (other than to Non-Ratable Loans or Agent Advances in which a Lender has not yet funded its purchase of a participation pursuant to clause (ii) preceding), as provided for in the previous sentence, the Bank shall pay to the Agent for the accounts of the Lenders, to be applied to the outstanding Revolving Loans of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Revolving Loans. During the period between Settlement Dates, the Bank with respect to Non-Ratable Loans, the Agent with respect to Agent Advances, and each Lender with respect to the Revolving Loans other than Non-Ratable Loans and Agent Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the actual average daily amount of funds employed by the Bank, the Agent, and the other Lenders.

                  (v) Unless the Agent has received written notice from a Lender to the contrary, the Agent may assume that the applicable conditions precedent set forth in Article 8 have been satisfied and the requested Borrowing will not exceed Availability on any Funding Date for a Revolving Loan or Non-Ratable Loan.

            (b) The Lenders' Failure to Perform. All Revolving Loans (other than Non-Ratable Loans and Agent Advances) shall be made by the Lenders simultaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Revolving Loans hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligation to make any Revolving Loans hereunder, (ii) no failure by any Lender to perform its obligation to make any Revolving Loans hereunder shall excuse any other Lender from its obligation to make any Revolving Loans hereunder, and (iii) the obligations of each Lender hereunder shall be several, not joint and several.

            (c) Defaulting Lenders. Unless the Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one (1) Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Agent that Lender's Pro Rata Share of such Borrowing, the Agent may assume that each Lender has made such amount available to the Agent in immediately available funds on the Funding Date. Furthermore, the Agent may, in reliance upon such assumption, make available to the Borrowers on such date a corresponding amount. If any Lender has not transferred its full Pro Rata Share to the Agent in immediately available funds and if the Agent has transferred a corresponding amount to


CREDIT AGREEMENT - Page 74
      the Borrowers on the Business Day following such Funding Date the applicable Lender shall make such amount available to the Agent, together with interest at the Federal Funds Rate for that day. A notice by the Agent submitted to any Lender with respect to amounts owing shall be conclusive, absent manifest error. If each Lender's full Pro Rata Share is transferred to the Agent as required, the amount transferred to the Agent shall constitute such Lender's Revolving Loan for all purposes of this Agreement. If any such amount is not transferred to the Agent on the Business Day following the Funding Date, the Agent will notify the Borrowers of such failure to fund and, upon demand by the Agent, the Borrowers shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the Interest Rate applicable at the time to the Revolving Loans comprising that particular Borrowing. The failure of any Lender to make any Revolving Loan on any Funding Date (any such Lender, prior to the cure of such failure, being hereinafter referred to as a "Defaulting Lender") shall not relieve any other Lender of its obligation hereunder to make a Revolving Loan on such Funding Date. No Lender shall be responsible for any other Lender's failure to advance such other Lenders' Pro Rata Share of any Borrowing.

            (d) Retention of Defaulting Lender's Payments. The Agent shall not be obligated to transfer to a Defaulting Lender any payments made by any Borrower to the Agent for the Defaulting Lender's benefit, nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder. Amounts payable to a Defaulting Lender shall instead be paid to or retained by the Agent. In its discretion, the Agent may loan the Borrowers the amount of all such payments received or retained by it for the account of such Defaulting Lender. Any amounts so loaned to the Borrowers shall bear interest at the rate applicable to Base Rate Revolving Loans and for all other purposes of this Agreement shall be treated as if they were Revolving Loans, provided, however, that for purposes of voting or consenting to matters with respect to the Loan Documents and determining Pro Rata Shares, such Defaulting Lender shall be deemed not to be a "Lender". Until a Defaulting Lender cures its failure to fund its Pro Rata Share of any Borrowing (i) such Defaulting Lender shall not be entitled to any portion of the Unused Line Fee and (ii) the Unused Line Fee shall accrue in favor of the Lenders which have funded their respective Pro Rata Shares of such requested Borrowing and shall be allocated among such performing Lenders ratably based upon their relative Commitments. This Section shall remain effective with respect to such Lender until such time as the Defaulting Lender shall no longer be in default of any of its obligations under this Agreement. The terms of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, or relieve or excuse the performance by any Loan Party of its duties and obligations hereunder.

            (e) Removal of Defaulting Lender. At the Borrowers' request, the Agent or an Eligible Assignee reasonably acceptable to the Agent and the Borrowers shall have the right (but not the obligation) to purchase from any Defaulting Lender, and each Defaulting Lender shall, upon such request, sell and assign to the Agent or such Eligible Assignee, all of the Defaulting Lender's outstanding Commitments hereunder. Such sale shall be consummated promptly after the Agent has arranged for a purchase by the Agent or an Eligible Assignee pursuant to an Assignment and Acceptance, and at a price equal to the outstanding principal


CREDIT AGREEMENT - Page 75
      balance of the Defaulting Lender's Loans, plus accrued interest and fees, without premium or discount.

      Section 12.16 Letters of Credit; Intra-Lender Issues.

            (a) Notice of Letter of Credit Balance. On each Settlement Date, the Agent shall notify each Lender of the issuance of all Letters of Credit and Credit Support since the prior Settlement Date.

            (b) Participations in Letters of Credit.

                  (i) Purchase of Participations. Immediately upon issuance of any Letter of Credit or Credit Support in accordance with Section 1.4(d), each Lender shall be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, an undivided interest and participation equal to such Lender's Pro Rata Share of the face amount of such Letter of Credit or Credit Support in connection with the issuance of such Letter of Credit or Credit Support (including all obligations of the Borrower for whose account such Letter of Credit or Credit Support was issued, and any security therefor or guaranty pertaining thereto).

                  (ii) Sharing of Reimbursement Obligation Payments. Whenever
            the Agent receives a payment from a Borrower on account of reimbursement obligations in respect of a Letter of Credit or Credit Support as to which the Agent has previously received for the account of the Agent or the Letter of Credit Issuer payment from a Lender, the Agent shall promptly pay to such Lender such Lender's Pro Rata Share of such payment from such Borrower. Each such payment shall be made by the Agent on the next Settlement Date.

                  (iii) Documentation. Upon the request of any Lender, the Agent shall furnish to such Lender copies of any Letter of Credit, Credit Support, reimbursement agreements executed in connection therewith, applications for any Letter of Credit or Credit Support, and such other documentation as may reasonably be requested by such Lender.

                  (iv) Obligations Irrevocable. The obligation of each Lender to make payments to the Agent with respect to any Letter of Credit or Credit Support or with respect to their participation therein or with respect to the Revolving Loans made as a result of a drawing under a Letter of Credit or Credit Support and the obligation of the Borrowers to make payments to the Agent, for the account of the Lenders, with respect to any Letter of Credit or Credit Support shall be irrevocable and shall not be subject to any qualification or exception whatsoever, including any of the following circumstances:

                        (A) any lack of validity or enforceability of this
                  Agreement or any of the other Loan Documents;


CREDIT AGREEMENT - Page 76

                        (B) the existence of any claim, setoff, defense, or
                  other right which any Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender, the Agent, the Letter of Credit Issuer, or any other Person, whether in connection with this Agreement, any Letter of Credit or Credit Support, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between such Borrower or any Consolidated Member or any other Person and the beneficiary named in any Letter of Credit);

                        (C) any draft, certificate, or any other document
                  presented under any Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                        (D) the surrender or impairment of any security for the
                  performance or observance of any of the terms of any of the Loan Documents;

                        (E) the occurrence of any Default or Event of Default;
                  or

                        (F) the failure of the Loan Parties to satisfy the
                  applicable conditions precedent set forth in Article 8.

            (c) Recovery or Avoidance of Payments; Refund of Payments in Error. In the event any payment by or on behalf of any Borrower received by the Agent with respect to any Letter of Credit or Credit Support and distributed by the Agent to the Lenders on account of their respective participations therein is thereafter set aside, avoided, or recovered from the Agent in connection with any receivership, liquidation, or bankruptcy proceeding, the Lenders shall, upon demand by the Agent, pay to the Agent their respective Pro Rata Shares of such amount set aside, avoided, or recovered, together with interest at the rate required to be paid by the Agent upon the amount required to be repaid by it. Unless the Agent receives notice from the Borrowers prior to the date on which any payment is due to the Lenders that the Borrowers will not make such payment in full as and when required, the Agent may assume that the Borrowers have made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrowers have not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

            (d) Indemnification by the Lenders. To the extent not reimbursed by the Loan Parties and without limiting the obligations of the Loan Parties hereunder, the Lenders agree


CREDIT AGREEMENT - Page 77
      to indemnify the Letter of Credit Issuer ratably in accordance with their respective Pro Rata Shares, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees) or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Letter of Credit Issuer in any way relating to or arising out of any Letter of Credit or Credit Support or the transactions contemplated thereby or any action taken or omitted by the Letter of Credit Issuer under any Letter of Credit or Credit Support or any Loan Document in connection therewith; provided that no Lender shall be liable for any of the foregoing to the extent it arises from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse the Letter of Credit Issuer promptly upon demand for its Pro Rata Share of any costs or expenses payable by any Borrower to the Letter of Credit Issuer, to the extent that the Letter of Credit Issuer is not promptly reimbursed for such costs and expenses by a Borrower. The agreement contained in this Section shall survive payment in full of all other Obligations.

      Section 12.17 Concerning the Collateral and the Related Loan Documents. Each Lender authorizes and directs the Agent to enter into the other Loan Documents, for the ratable benefit and obligation of the Agent and the Lenders. Each Lender agrees that any action taken by the Agent or the Majority Lenders, as applicable, in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by the Agent or the Majority Lenders, as applicable, of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders. The Lenders acknowledge that the Revolving Loans, Agent Advances, Non-Ratable Loans, Hedge Agreements, Bank Products, and all interest, fees, and expenses hereunder constitute one Debt, secured pari passu by all of the Collateral.

      Section 12.18 Field Audit and Examination Reports; Disclaimer by the Lenders. By signing this Agreement, each Lender:

            (a) is deemed to have requested that the Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a "Report" and collectively, the "Reports") prepared by or on behalf of the Agent;

            (b) expressly agrees and acknowledges that neither the Bank nor the Agent (i) makes any representation or warranty as to the accuracy of any Report, or (ii) shall be liable for any information contained in any Report;

            (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agent, the Bank, or any other party performing any audit or examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties' books and records, as well as on representations of the Loan Parties' personnel;

            (d) agrees to keep all Reports confidential and strictly for its internal use, and not to distribute except to its participants, or use any Report in any other manner; and


CREDIT AGREEMENT - Page 78

            (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to the Borrowers, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of the Borrowers; and
      (ii) to pay and protect, and indemnify, defend, and hold the Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including Attorney Costs) incurred by the Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

      Section 12.19 Relation Among the Lenders. The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Agent) authorized to act for, any other Lender.

      Section 12.20 Rights of the Agent as UK Security Trustee. In its capacity as UK Security Trustee, the Agent shall have (a) the benefit of all of the provisions contained in this Article 12, (b) all the powers of an absolute owner of the security constituted by the UK Security Documents and (c) all the rights and powers granted to it and be subject to all the obligations and duties owed by it under the UK Security Documents.

                                   ARTICLE 13

                                  MISCELLANEOUS

      Section 13.1 No Waivers; Cumulative Remedies. No failure by the Agent or any Lender to exercise any right, remedy, or option under this Agreement or any present or future supplement hereto, or in any other agreement between or among any Obligated Party and the Agent and/or any Lender, or delay by the Agent or any Lender in exercising the same, will operate as a waiver thereof. Subject to
Section 11.1, no waiver by the Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by the Agent or the Lenders on any occasion shall affect or diminish the Agent's and each Lender's rights thereafter to require strict performance by the Loan Parties of any provision of this Agreement. The Agent and the Lenders may proceed directly to collect the Obligations without any prior recourse to the Collateral. The Agent's and each Lender's rights under this Agreement will be cumulative and not exclusive of any other right or remedy which the Agent or any Lender may have.

      Section 13.2 Severability. The illegality or unenforceability of any provision of this Agreement, any other Loan Document, or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement, any other Loan Document, or any instrument or agreement required hereunder.

      Section 13.3 Governing Law; Choice of Forum.


CREDIT AGREEMENT - Page 79

            (a) THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS, PROVIDED THAT PERFECTION ISSUES WITH RESPECT TO ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF TEXAS; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

            (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES LOCATED IN DALLAS COUNTY, TEXAS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE LOAN PARTIES, THE AGENT, AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON- EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE LOAN PARTIES, THE AGENT, AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING (i) THE AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY LOAN PARTY OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT OR THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (ii) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

            (c) TO THE MAXIMUM EXTENT ALLOWED BY ANY APPLICABLE REQUIREMENT OF LAW, EACH LOAN PARTY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO SUCH BORROWER AT ITS ADDRESS SET FORTH IN SECTION 13.8 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED TEN (10) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE UNITED STATES MAILS POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

      Section 13.4 Waiver of Jury Trial. EACH OF THE LOAN PARTIES, THE LENDERS, AND THE AGENT IRREVOCABLY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY


CREDIT AGREEMENT - Page 80

JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING, OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT, OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH OF THE LOAN PARTIES, THE LENDERS, AND THE AGENT AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM, OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

      Section 13.5 Survival of Representations and Warranties. All representations and warranties of the Loan Parties contained in this Agreement shall survive the execution, delivery, and acceptance thereof by the parties, notwithstanding any investigation by the Agent or the Lenders or their respective agents.

      Section 13.6 Other Security and Guaranties. The Agent may, without notice or demand and without affecting the Loan Parties' obligations hereunder, from time to time: (a) take from any Person and hold collateral (other than the Collateral) for the payment of all or any part of the Obligations and exchange, enforce, or release such collateral or any part thereof; and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Obligations and release or substitute any such endorser or guarantor, or any Person who has given any Lien in any other collateral as security for the payment of all or any part of the Obligations, or any other Person in any way obligated to pay all or any part of the Obligations.

      Section 13.7 Fees and Expenses. Each Loan Party agrees to pay to the Agent, for its benefit, on demand, all costs and expenses that the Agent pays or incurs in connection with the negotiation, preparation, syndication, consummation, administration, enforcement, and termination of this Agreement or any of the other Loan Documents, including: (a) Attorney Costs; (b) costs and expenses (including Attorney Costs) for any amendment, supplement, waiver, consent, or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby; (c) costs and expenses of lien and title searches, and environmental audits; (d) taxes, fees, and other charges for recording the Mortgages, filing financing statements and continuations, and other actions to perfect, protect, and continue the Agent's Liens (including costs and expenses paid or incurred by the Agent in connection with the consummation of this Agreement); (e) sums paid or incurred to pay any amount or take any action required of any Loan Party under the Loan Documents that such Loan Party fails to pay or take; (f) costs of appraisals, inspections, and verifications of the Collateral, including travel, lodging, and meals for field examinations and inspections of the Collateral and the Obligated Parties' operations by the Agent, plus the Agent's then customary charge for field


CREDIT AGREEMENT - Page 81
examinations and audits and the preparation of reports thereof (such charge is currently $750 per day (or portion thereof) for each Person retained or employed by the Agent with respect to each field examination or audit); and (g) costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining Payment Accounts and lock boxes, and costs and expenses of preserving and protecting the Collateral. In addition, the Loan Parties agree to pay costs and expenses incurred by the Agent (including Attorney Costs), for its benefit, on demand, all reasonable fees, expenses, and disbursements paid or incurred by the Agent and to pay to the Lenders, for their benefit, on demand, all reasonable fees, expenses, and disbursements paid or incurred by the Lenders during the existence of an Event of Default for one law firm retained by the Lenders separate from the Agent to obtain payment of the Obligations, enforce the Agent's Liens, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to defend any claims made or threatened against the Agent or any Lender arising out of the transactions contemplated hereby (including preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by the Loan Parties. All of the foregoing costs and expenses shall be charged to the Borrowers' Loan Account as Revolving Loans as described in
Section 3.7.

      Section 13.8 Notices. Except as otherwise provided herein, all notices, demands, and requests that any party is required or elects to give to any other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail or courier service, (b) four (4) days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:

      If to the Agent or to the Bank:

            Bank of America, N.A..
            901 Main Street, 6th Floor
            Dallas, TX  75202
            Attention: Business Credit: URGENT
            Telecopy No.: 214-209-3501

      If to the Loan Parties or any of them:

             EGL, Inc.
             15350 Vickery Drive
             Houston, Texas 77032
             Attention: Chief Financial Officer
             Telecopy No. 281-618-3429

or to such other address as each party may designate for itself by like notice. For purposes of providing any notice to a Lender, such notice shall be delivered to such Lender at the address for


CREDIT AGREEMENT - Page 82
notice of such Lender set forth on the signature pages of this Agreement or on the most recent Assignment and Acceptance to which such Lender is a party. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration, or other communication to the persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration, or other communication.

      Section 13.9 Waiver of Notices. Unless otherwise expressly provided herein, each Loan Party waives presentment, notice of demand or dishonor, protest as to any instrument, notice of intent to accelerate the Obligations, and notice of acceleration of the Obligations, as well as any and all other notices to which it might otherwise be entitled. No notice to or demand on any Loan Party which the Agent or any Lender may elect to give shall entitle any Loan Party to any or further notice or demand in the same, similar, or other circumstances.

      Section 13.10 Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein may be assigned by any Loan Party without the prior written consent of the Agent and each Lender. The rights and benefits of the Agent and the Lenders hereunder shall, if such Persons so agree, inure to any party acquiring any interest in the Obligations or any part thereof.

      Section 13.11 Indemnity of the Agent and the Lenders by the Loan Parties.

            (a) EACH LOAN PARTY AGREES TO DEFEND, INDEMNIFY, AND HOLD THE AGENT-RELATED PERSONS, AND EACH LENDER AND EACH OF ITS RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, COUNSEL, REPRESENTATIVES, AGENTS, AND ATTORNEYS-IN-FACT (EACH, AN "INDEMNIFIED PERSON") HARMLESS FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, CHARGES, EXPENSES, AND DISBURSEMENTS (INCLUDING ATTORNEY COSTS) OF ANY KIND OR NATURE WHATSOEVER WHICH MAY AT ANY TIME (INCLUDING AT ANY TIME FOLLOWING REPAYMENT OF THE LOANS AND THE TERMINATION, RESIGNATION, OR REPLACEMENT OF THE AGENT OR REPLACEMENT OF ANY LENDER) BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST ANY SUCH PERSON IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT CONTEMPLATED BY OR REFERRED TO HEREIN, OR THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY ACTION TAKEN OR OMITTED BY ANY SUCH PERSON UNDER OR IN CONNECTION WITH ANY OF THE FOREGOING, INCLUDING WITH RESPECT TO ANY INVESTIGATION, LITIGATION, OR PROCEEDING (INCLUDING ANY INSOLVENCY PROCEEDING OR APPELLATE PROCEEDING) RELATED TO OR ARISING OUT OF THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR THE LOANS OR THE USE OF THE PROCEEDS THEREOF, WHETHER OR NOT ANY INDEMNIFIED PERSON IS A PARTY THERETO (ALL THE FOREGOING, COLLECTIVELY, THE "INDEMNIFIED LIABILITIES"); PROVIDED THAT THE LOAN PARTIES SHALL HAVE NO


CREDIT AGREEMENT - Page 83

      OBLIGATION HEREUNDER TO ANY INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES TO THE EXTENT RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PERSON. THE AGREEMENTS IN THIS SECTION
      13.11 SHALL SURVIVE PAYMENT OF ALL OTHER OBLIGATIONS.

            (b) EACH LOAN PARTY AGREES TO INDEMNIFY, DEFEND, AND HOLD HARMLESS THE AGENT AND THE LENDERS FROM ANY LOSS OR LIABILITY DIRECTLY OR INDIRECTLY ARISING OUT OF THE USE, GENERATION, MANUFACTURE, PRODUCTION, STORAGE, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL, OR PRESENCE OF A HAZARDOUS SUBSTANCE RELATING TO ANY LOAN PARTIES' OPERATIONS, BUSINESS, OR PROPERTY. THIS INDEMNITY WILL APPLY WHETHER THE HAZARDOUS SUBSTANCE IS ON, UNDER, OR ABOUT ANY LOAN PARTY'S PROPERTY OR OPERATIONS OR PROPERTY LEASED TO ANY LOAN PARTY. THE INDEMNITY INCLUDES BUT IS NOT LIMITED TO ATTORNEY COSTS. THE INDEMNITY EXTENDS TO THE AGENT AND THE LENDERS, THEIR AFFILIATES, SUBSIDIARIES, AND ALL OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUCCESSORS, ATTORNEYS, AND ASSIGNS. AS USED IN THIS CLAUSE (B), "HAZARDOUS SUBSTANCES" MEANS ANY SUBSTANCE, MATERIAL, OR WASTE THAT IS OR BECOMES DESIGNATED OR REGULATED AS "TOXIC," "HAZARDOUS," "POLLUTANT," OR "CONTAMINANT" OR A SIMILAR DESIGNATION OR REGULATION UNDER ANY FEDERAL, STATE, OR LOCAL LAW (WHETHER UNDER COMMON LAW, STATUTE, REGULATION, OR OTHERWISE) OR JUDICIAL OR ADMINISTRATIVE INTERPRETATION OF SUCH, INCLUDING PETROLEUM OR NATURAL GAS. THIS INDEMNITY WILL SURVIVE REPAYMENT OF ALL OTHER OBLIGATIONS.

      Section 13.12 Limitation of Liability. NO CLAIM MAY BE MADE BY ANY LOAN PARTY, ANY LENDER, OR OTHER PERSON AGAINST THE AGENT, ANY LENDER, OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, COUNSEL, REPRESENTATIVES, AGENTS, OR ATTORNEYS-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH LOAN PARTY AND EACH LENDER HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

      Section 13.13 Final Agreement. This Agreement and the other Loan Documents are intended by the Loan Parties, the Agent, and the Lenders to be the final, complete, and exclusive expression of the agreement between them. This Agreement and the other Loan Documents supersede any and all prior oral or written agreements relating to the subject matter hereof and


CREDIT AGREEMENT - Page 84
thereof. No modification, rescission, waiver, release, or amendment of any provision of this Agreement or any other Loan Document shall be made, except by a written agreement signed by the Loan Parties and a duly authorized officer of each of the Agent and the Majority Lenders or all of the Lenders, as applicable.

      THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      Section 13.14 Counterparts. This Agreement and the other Loan Documents may be executed in any number of counterparts, and by the Agent, each Lender, and the Loan Parties in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document and a telecopy of any such executed signature page shall be valid as an original.

      Section 13.15 Captions. The captions contained in this Agreement and the other Loan Documents are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

      Section 13.16 Right of Setoff. In addition to any rights and remedies of the Lenders provided by law, if an Event of Default exists or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to the Loan Parties, any such notice being waived by the Loan Parties to the fullest extent permitted by law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender or any Affiliate of such Lender to or for the credit or the account of the Loan Parties, or any of them, against any and all Obligations, or any Guaranty thereof by any Obligated Party, owing to such Lender, now or hereafter existing, irrespective of whether or not the Agent or such Lender shall have made demand under this Agreement or any other Loan Document and although such Obligations or Guaranty may be contingent or unmatured. Each Lender agrees promptly to notify the Loan Parties and the Agent after any such setoff and application made by such Lender; provided, however, the failure to give such notice shall not affect the validity of such setoff and application. NOTWITHSTANDING THE FOREGOING, NO LENDER SHALL EXERCISE ANY RIGHT OF SETOFF, BANKER'S LIEN, OR THE LIKE AGAINST ANY DEPOSIT ACCOUNT OR PROPERTY OF ANY LOAN PARTY HELD OR MAINTAINED BY SUCH LENDER WITHOUT THE PRIOR WRITTEN UNANIMOUS CONSENT OF THE LENDERS.

      Section 13.17 Confidentiality.

            (a) Each Loan Party hereby consents that the Agent and each Lender may issue and disseminate to the public general information describing the credit accommodation entered into pursuant to this Agreement, including the name and address of the Loan Parties


CREDIT AGREEMENT - Page 85
      and a general description of the Loan Parties' business and may use each Loan Party's name in advertising and other promotional material.

            (b) Each Lender severally agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by any Loan Party and provided to the Agent or such Lender by or on behalf of any Loan Party, under this Agreement or any other Loan Document, except to the extent that such information (i) was or becomes generally available to the public other than as a result of disclosure by the Agent or such Lender, or (ii) was or becomes available on a nonconfidential basis from a source other than a Loan Party, provided that such source is not bound by a confidentiality agreement with a Loan Party known to the Agent or such Lender; provided, however, that the Agent and any Lender may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which the Agent or such Lender is subject or in connection with an examination of the Agent or such Lender by any such Governmental Authority; (B) pursuant to subpoena or other court process;
      (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (d) to the extent reasonably required in connection with any litigation or proceeding (including, but not limited to, any bankruptcy proceeding) to which the Agent, any Lender or their respective Affiliates may be party; (e) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (f) to the Agent's or such Lender's independent auditors, accountants, attorneys, and other professional advisors; (g) to any prospective Participant or Assignee, actual or potential, provided that such prospective Participant or Assignee agrees in writing to keep such information confidential to the same extent required of the Agent and the Lenders hereunder; (h) as expressly permitted under the terms of any other document or agreement regarding confidentiality to which any Borrower is party or is deemed party with the Agent or such Lender; and (i) to its Affiliates.

      Section 13.18 Conflicts with other Loan Documents. Unless otherwise expressly provided in this Agreement (or in another Loan Document by specific reference to the applicable provision contained in this Agreement), if any provision contained in this Agreement conflicts with any provision of any other Loan Document, the provision contained in this Agreement shall govern and control.

      Section 13.19 Joint and Several Liability. All Loans, upon funding, shall be deemed to be jointly funded to and received by the Borrowers. Each Borrower jointly and severally agrees to pay, and shall be jointly and severally liable under this Agreement for, all Obligations (excluding Existing Obligations in the case of a Newly Obligated Borrower), regardless of the manner or amount in which proceeds of Loans are used, allocated, shared, or disbursed by or among the Borrowers themselves, or the manner in which the Agent and/or any Lender accounts for such Loans or other extensions of credit on its books and records. Each Borrower shall be liable for all amounts due to the Agent and/or any Lender under this Agreement, regardless of which Borrower actually receives Loans or other extensions of credit hereunder or the amount of such Loans and extensions of credit received or the manner in which the Agent and/or such Lender accounts for such Loans or other extensions of credit on its books and records. Each Borrower's Obligations with respect to Loans


CREDIT AGREEMENT - Page 86
and other extensions of credit made to it, and such Borrower's Obligations arising as a result of the joint and several liability of such Borrower hereunder, with respect to Loans made to the other Borrowers hereunder, shall be separate and distinct obligations, but all such Obligations shall be primary obligations of such Borrower. The Borrowers acknowledge and expressly agree with the Agent and each Lender that the joint and several liability of each Borrower is required solely as a condition to, and is given solely as inducement for and in consideration of, credit or accommodations extended or to be extended under the Loan Documents to any or all of the other Borrowers and is not required or given as a condition of extensions of credit to such Borrower. Each Loan Party's obligations under this Agreement and as an obligor under a Guaranty Agreement shall be separate and distinct obligations. Each Loan Party's obligations under this Agreement shall, to the fullest extent permitted by law, be unconditional irrespective of (i) the validity or enforceability, avoidance, or subordination of the Obligations of any other Loan Party or of any promissory note or other document evidencing all or any part of the Obligations of any other Loan Party,
(ii) the absence of any attempt to collect the Obligations from any other Loan Party, any other Obligated Party, or any other security therefor, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance, or granting of any indulgence by the Agent and/or any Lender with respect to any provision of any instrument evidencing the Obligations of any other Loan Party or other Obligated Party, or any part thereof, or any other agreement now or hereafter executed by any other Loan Party or other Obligated Party and delivered to the Agent and/or any Lender, (iv) the failure by the Agent and/or any Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations of any other Loan Party or other Obligated Party, (v) the Agent's and/or any Lender's election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code or under any similar provision of the BIA, the Companies Creditors Arrangement Act (Canada), or any other applicable laws of any foreign jurisdiction, (vi) any borrowing or grant of a security interest by any other Loan Party or other Obligated Party, as debtor-in-possession under Section 364 of the Bankruptcy Code or under any similar provision of the BIA, the Companies Creditors Arrangement Act (Canada), or any other applicable laws of any foreign jurisdiction, (vii) the disallowance of all or any portion of the Agent's and/or any Lender's claim(s) for the repayment of the Obligations of any other Loan Party or other Obligated Party under Section 502 of the Bankruptcy Code or under any similar provision of the BIA, the Companies Creditors Arrangement Act (Canada), or any other applicable laws of any foreign jurisdiction, or (viii) any other circumstances which might constitute a legal or equitable discharge or defense of a guarantor or of any other Loan Party or other Obligated Party. With respect to any Borrower's Obligations arising as a result of the joint and several liability of the Borrowers hereunder with respect to Loans or other extensions of credit made to any of the other Borrowers hereunder, such Borrower waives, until the Obligations shall have been paid in full and this Agreement shall have been terminated, any right to enforce any right of subrogation or any remedy which the Agent and/or any Lender now has or may hereafter have against any other Borrower, any other Obligated Party, or any other endorser or any guarantor of all or any part of the Obligations, and any benefit of, and any right to participate in, any security or collateral given to the Agent and/or any Lender to secure payment of the Obligations or any other liability of any Loan Party or other Obligated Party to the Agent and/or any Lender. Upon any Event of Default, the Agent may proceed directly and at once, without notice, against any Loan Party or other Obligated Party to collect and recover the full amount, or any portion of the Obligations, without first proceeding against any other Loan Party or other Obligated Party or any other Person, or against any


CREDIT AGREEMENT - Page 87
security or collateral for the Obligations. Each Loan Party consents and agrees that the Agent shall be under no obligation to marshal any assets in favor of any Loan Party or against or in payment of any or all of the Obligations.

      Section 13.20 Contribution and Indemnification Among the Borrowers. Each Borrower is obligated to repay the Obligations as joint and several obligors under this Agreement. To the extent that any Borrower shall, under this Agreement as a joint and several obligor, repay any of the Obligations constituting Loans made to another Borrower hereunder or other Obligations incurred directly and primarily by any other Borrower (an "Accommodation Payment"), then the Borrower making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Borrowers in an amount, for each of such other Borrowers, equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Borrower's Allocable Amount and the denominator of which is the sum of the Allocable Amounts of all of the Borrowers. As of any date of determination, the "Allocable Amount" of each Borrower shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Borrower hereunder without (a) rendering such Borrower "insolvent" within the meaning of Section 101 (31) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act ("UFTA") or Section 2 of the Uniform Fraudulent Conveyance Act ("UFCA"), (b) leaving such Borrower with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code,
Section 4 of the UFTA, or Section 5 of the UFCA, or (c) leaving such Borrower unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA, or Section 5 of the UFCA. All rights and claims of contribution, indemnification, and reimbursement under this Section shall be subordinate in right of payment to the prior payment in full of the Obligations. The provisions of this Section shall, to the extent expressly inconsistent with any provision in any Loan Document, supersede such inconsistent provision.

      Section 13.21 Agency of the Parent for Each Other Loan Party. Each of the Loan Parties other than the Parent irrevocably appoints the Parent as its agent for all purposes relevant to this Agreement, including the giving and receipt of notices and execution and delivery of all documents, instruments, and certificates contemplated herein (including, without limitation, execution and delivery to the Agent of Borrowing Base Certificates, Notices of Borrowing, and Notices of Continuation/Conversion) and all modifications hereto. Any agreement, acknowledgment, consent, direction, certification, or other action which might otherwise be valid or effective only if given or taken by all or any of the Loan Parties or acting singly, shall be valid and effective if given or taken only by the Parent, whether or not any of the other Loan Parties joins therein, and the Agent and the Lenders shall have no duty or obligation to make further inquiry with respect to the authority of the Parent under this Section 13.21, provided that nothing in this Section 13.21 shall limit the effectiveness of, or the right of the Agent and the Lenders to rely upon, any notice (including without limitation a Notice of Borrowing or a Notice of Continuation/Conversion), document, instrument, certificate, acknowledgment, consent, direction, certification, or other action delivered by any Borrower or other Loan Party pursuant to this Agreement.

      Section 13.22 Additional Loan Parties. Addition of any Person as a party to this Agreement is subject to approval of the Agent and the Majority Lenders, and may be conditioned upon such


CREDIT AGREEMENT - Page 88
requirements as they may determine in their discretion, including, without limitation, (a) the furnishing of such financial and other information as the Agent or any such Lender may request; (b) approval by all appropriate approval authorities of the Agent and each of the Majority Lenders; (c) execution and delivery by the then existing Loan Parties, such Person, the Agent, and the Majority Lenders of such agreements and other documentation (including, without limitation, an amendment to this Agreement or any other Loan Document), and the furnishing by such Person or any of the Loan Parties of such certificates, opinions, and other documentation, as the Agent and any such of the Majority Lenders may request. Neither the Agent nor any Lender shall have any obligation to approve any such Person for addition as a party to this Agreement.

      Section 13.23 Express Waivers By Loan Parties In Respect of Cross Guaranties and Cross Collateralization. Each Loan Party agrees as follows:

            (a) Each Loan Party hereby waives: (i) notice of acceptance of this Agreement; (ii) notice of the making of any Loans, the issuance of any Letter of Credit or Credit Support, or any other financial accommodations made or extended under the Loan Documents or the creation or existence of any Obligations; (iii) notice of the amount of the Obligations, subject, however, to such Loan Party's right to make inquiry of the Agent to ascertain the amount of the Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of any other Obligated Party or of any other fact that might increase such Loan Party's risk with respect to such other Obligated Party under the Loan Documents;
      (v) notice of presentment for payment, demand, protest, and notice thereof as to any promissory notes or other instruments among the Loan Documents; and (vii) all other notices (except if such notice is specifically required to be given to such Loan Party hereunder or under any of the other Loan Documents to which such Loan Party is a party) and demands to which such Loan Party might otherwise be entitled;

            (b) Each Loan Party hereby waives the right by statute or otherwise to require the Agent or any Lender to institute suit against any other Obligated Party or to exhaust any rights and remedies which the Agent or any Lender has or may have against any other Obligated Party. Each Loan Party further waives any defense arising by reason of any disability or other defense of any other Obligated Party (other than the defense that the Obligations shall have been fully and finally performed and indefeasibly paid) or by reason of the cessation from any cause whatsoever of the liability of any such Obligated Party in respect thereof.

            (c) Each Loan Party hereby waives and agrees not to assert against the Agent, any Lender, or the Letter of Credit Issuer: (i) any defense (legal or equitable), setoff, counterclaim, or claim which such Loan Party may now or at any time hereafter have against any other Obligated Party or any other party liable under the Loan Documents; (ii) any defense, setoff, counterclaim, or claim of any kind or nature available to any other Obligated Party against the Agent, any Lender, the Bank, or the Letter of Credit Issuer, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Obligations or any security therefor; (iii) any right or defense arising by reason of any claim or defense based upon an election of remedies by the Agent, any Lender,


CREDIT AGREEMENT - Page 89

      +the Bank, or the Letter of Credit Issuer under any applicable law; (iv) the benefit of any statute of limitations affecting any other Loan Party's liability hereunder;

            (d) Each Loan Party consents and agrees that, without notice to or by such Loan Party and without affecting or impairing the obligations of such Loan Party hereunder, the Agent may (subject to any requirement for consent of any of the Lenders to the extent required by this Agreement), by action or inaction: (i) compromise, settle, extend the duration or the time for the payment of, or discharge the performance of, or may refuse to or otherwise not enforce the Loan Documents; (ii) release all or any one or more parties to any one or more of the Loan Documents or grant other indulgences to any other Obligated Party in respect thereof; (iii) amend or modify in any manner and at any time (or from time to time) any of the Loan Documents; or (iv) release or substitute any Person liable for payment of the Obligations, or enforce, exchange, release, or waive any security for the Obligations or any Guaranty of the Obligations;

Each Loan Party represents and warrants to the Agent and the Lenders that such Loan Party is currently informed of the financial condition of all other Consolidated Members and all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Loan Party further represents and warrants that such Loan Party has read and understands the terms and conditions of the Loan Documents. Each Loan Party agrees that neither the Agent, any Lender, the Bank, nor the Letter of Credit Issuer has any responsibility to inform any Loan Party of the financial condition of any other Obligated Party or of any other circumstances which bear upon the risk of nonpayment or nonperformance of the Obligations.

      Section 13.24 Payment Currency. Unless otherwise specified, all payments under this Agreement or any of the other Loan Documents, whether constituting payments of principal or interest on Loans, fees, costs or expenses, or other Obligations payable of any kind, shall be made in Dollars. To the extent any payments or proceeds of Collateral are received by or on behalf of the Agent in currency other than Dollars ("foreign currency"), for application to the Obligations, the amount to be applied and credited to the Obligations shall be equal (and limited) to the amount in Dollars which could be received on the Business Day following the Agent's receipt thereof in immediately available funds, in exchange for such foreign currency at the applicable exchange rate available to the Agent on the date of such exchange, less associated costs and expenses.

      Section 13.25 Judgment Currency. If, for the purpose of obtaining judgment in any court in any jurisdiction with respect to this Agreement or any other Loan Document or the Collateral, it becomes necessary to convert into the currency of such jurisdiction (herein called the "Judgment Currency") any amount due hereunder in any currency other than the Judgment Currency, then conversion shall be made at the rate of exchange prevailing on the Business Day before the day on which judgment is given. For this purpose, "rate of exchange" means the rate at which the Agent is able, on the relevant date, to sell the currency of the amount due hereunder in New York, New York against the Judgment Currency. In the event that there is a change in the rate of exchange prevailing between the Business Day before the day on which the judgment is given and the date of payment of the amount due, each Borrower agrees that it will, on the date of payment, pay such additional amounts (if any) as may be necessary to ensure that the amount paid on such date is the


CREDIT AGREEMENT - Page 90
amount in the Judgment Currency which, when converted at the rate of exchange prevailing on the date of payment, is the amount then due under this Agreement in Dollars. Any additional amount due under this Section 13.25 will be due as a separate indebtedness and shall not be affected by judgment being obtained for any other sums due under or in respect of this Agreement or any other Loan Document.

      Section 13.26 Amendment and Restatement. This Agreement shall constitute an amendment and restatement of the Original Credit Agreement. On the Closing Date, the Original Loan of the Bank shall be deemed to be renewed and continued, and not extinguished, and thereupon and thereafter shall constitute a Revolving Loan under this Agreement, and the Original Revolving Note of the Bank shall be deemed to be renewed and replaced, but not extinguished, by the Revolving Loan Note of the Bank under this Agreement. Upon funding of the initial Loans by the Bank as a Lender under this Agreement the proceeds thereof (in excess of the principal amount of the Original Loan of the Bank renewed and continued as referenced in the preceding sentence) shall be used to pay and discharge in full the Original Loans and Original Revolving Notes of each Terminating Lender and the Bank, as a Lender under this Agreement, shall be subrogated to all rights of the Terminating Lenders in respect thereof. On the Closing Date, the "Administrative Agent's Lien" as defined in and evidenced by the Original Credit Documents shall automatically be deemed to be renewed and continued (and not extinguished) by this Agreement and the other Loan Documents and thereupon and thereafter shall be the Agent's Lien under this Agreement and the other Loan Documents, which shall continue in full force and effect as security for all Obligations in accordance with the terms of this Agreement and the other Loan Documents. All Original Letters of Credit shall be deemed to be outstanding under this Agreement and all references to Letters of Credit in this Agreement and the other Loan Documents shall include the Original Letters of Credit. All references in the Original Credit Documents to the Original Credit Agreement shall be deemed to mean this Agreement, as an amendment and restatement of the Original Credit Agreement, all references in the Original Credit Documents to the "Administrative Agent" shall mean the Agent and all references in the Original Credit Documents to "Bank of America," "Bank of America, N.A.,"or "Bank of America, National Association" shall mean the Bank.

      Section 13.27 Designated Senior Debt. All Obligations existing from time to time, including any increases, renewals, extensions or modifications thereof, are hereby expressly designated as being "Designated Senior Indebtedness" for purposes of, and as defined by, the Convertible Subordinated Debt Documents.

                  [Remainder of page intentionally left blank]


CREDIT AGREEMENT - Page 91

      IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

                                       BORROWERS:

                                       EGL, INC.

                                       By: /s/ JAMES R. CRANE
                                          --------------------------------------
                                           James R. Crane, President

                                       By: /s/ J. BRADLEY GREEN
                                          --------------------------------------
                                           J. Bradley Green, Corporate Secretary


                                       ALROD INTERNATIONAL, INC.

                                       By: /s/ JAMES R. CRANE
                                          --------------------------------------
                                           James R. Crane, President


                                       CIRCLE AIRFREIGHT JAPAN, LTD.

                                       By: /s/ JAMES R. CRANE
                                          --------------------------------------
                                           James R. Crane, President


                                       CIRCLE OVERSEAS CORP.

                                       By: /s/ JAMES R. CRANE
                                          --------------------------------------
                                           James R. Crane, President


                                        CIRCLE INTERNATIONAL GROUP, INC.

                                        By: /s/ JAMES R. CRANE
                                           -------------------------------------
                                            James R. Crane, President


CREDIT AGREEMENT

                                        CIRCLE INTERNATIONAL HOLDINGS, INC.

                                        By: /s/ JAMES R. CRANE
                                           -------------------------------------
                                            James R. Crane, President


                                        CIRCLE INTERNATIONAL, INC.

                                        By: /s/ JAMES R. CRANE
                                           -------------------------------------
                                            James R. Crane, President


                                        DARRELL J. SEKIN & CO.

                                        By: /s/ JAMES R. CRANE
                                           -------------------------------------
                                            James R. Crane, President

                                        By: /s/ J. BRADLEY GREEN
                                           -------------------------------------
                                            J. Bradley Green, Secretary


                                        EAGLE MARITIME SERVICES, INC.

                                        By: /s/ DOUGLAS WICKLUND
                                           -------------------------------------
                                            Douglas Wicklund, President

                                        By: /s/ TERRY DERR
                                           -------------------------------------
                                            Terry Derr, Secretary


                                        EAGLE PARTNERS L.P.

                                        By: EUSA HOLDINGS, INC.,
                                            its General Partner

                                            By: /s/ J. BRADLEY GREEN
                                               ---------------------------------
                                                J. Bradley Green, President


CREDIT AGREEMENT

                                        EAGLE USA IMPORT BROKERS, INC.

                                        By:    /s/ J. BRADLEY GREEN
                                           ------------------------------------
                                           J. Bradley Green, President


                                        EGL (CANADA) HOLDING COMPANY, INC.

                                        By:    /s/ JAMES R. CRANE
                                           ------------------------------------
                                           James R. Crane, President


                                        EGL DELAWARE LIMITED LIABILITY COMPANY

                                        By:    /s/ JAMES R. CRANE
                                           ------------------------------------
                                           James R. Crane, Manager

                                        By:    /s/ E. JOSEPH BENTO
                                           ------------------------------------
                                           E. Joseph Bento, Manager


                                        EGL EAGLE GLOBAL LOGISTICS, LP

                                        By: EGL MANAGEMENT, LLC,
                                        its Sole General Partner

                                            By:    /s/ JAMES R. CRANE
                                               --------------------------------
                                               James R. Crane, President

                                            By:    /s/ J. BRADLEY GREEN
                                               --------------------------------
                                               J. Bradley Green, Secretary


CREDIT AGREEMENT

                                        EGL MANAGEMENT, LLC

                                        By:    /s/ JAMES R. CRANE
                                           ------------------------------------
                                           James R. Crane, President

                                        By:    /s/ J. BRADLEY GREEN
                                           ------------------------------------
                                           J. Bradley Green, Secretary


                                        EUSA HOLDINGS, INC.

                                        By:    /s/ J. BRADLEY GREEN
                                           ------------------------------------
                                           J. Bradley Green, President


                                        EUSA PARTNERS, INC.

                                        By:    /s/ J. BRADLEY GREEN
                                           ------------------------------------
                                           J. Bradley Green, President


                                        HARPER, ROBINSON & CO., INC.

                                        By:    /s/ JAMES R. CRANE
                                           ------------------------------------
                                           James R. Crane, President


                                        J.R. MICHELS, INCORPORATED

                                        By:    /s/ JAMES R. CRANE
                                           ------------------------------------
                                           James R. Crane, President


                                        MAX GRUENHUT INTERNATIONAL, INC.

                                        By:    /s/ JAMES R. CRANE
                                           ------------------------------------
                                           James R. Crane, President


CREDIT AGREEMENT

                                        AGENT:

                                        BANK OF AMERICA, N.A., as the Agent

                                        By: /s/ DAN LANE
                                           ----------------------------------
                                        Dan Lane, Senior Vice President


                                        LENDERS:

                                        BANK OF AMERICA, N.A.

                                        By: /s/ DAN LANE
                                           ----------------------------------
                                        Dan Lane, Senior Vice President

                                        Address for Notices:

                                        901 Main Street, 6th Floor
                                        Dallas, TX 75202
                                        Attention: Business Credit: URGENT
                                        Telecopy No.: 214-209-3501


CREDIT AGREEMENT

                                        LOAN PARTIES - GUARANTORS:

                                        EGL EAGLE GLOBAL LOGISTICS (CANADA)
                                        CORP.

                                        By: /s/ CHRISTOPHER RALPHS
                                           ----------------------------------
                                           Christopher Ralphs, President


CREDIT AGREEMENT

                                     ANNEX A
                                       to
                                Credit Agreement

           Definitions, Accounting Terms, and Interpretive Provisions

DEFINITIONS:

Capitalized terms wherever used in the Loan Documents shall have the following respective meanings (unless otherwise defined therein):

      "Account" and "Accounts" have the meanings specified in the Security Agreement.

      "Accommodation Payment" has the meaning specified in Section 13.20.

      "Account Debtor" means each Person obligated in any way on or in connection with an Account, Chattel Paper, or General Intangibles (including a payment intangible).

      "ACH Transactions" means any cash management or related services including, without limitation, the automated clearinghouse transfer of funds by the Bank for the account of any Consolidated Member pursuant to agreement or overdrafts.

      "Adjusted Net Earnings from Operations" means, with respect to any fiscal period of the Parent, the Consolidated Members' net income after provision for income taxes for such fiscal period, as determined in accordance with GAAP and reported on the Financial Statements for such period, excluding any and all of the following included in such net income: (a) gain or loss arising from the sale of any capital assets; (b) gain arising from any write-up in the book value of any asset; (c) earnings of any Person, substantially all the assets of which have been acquired by any Consolidated Member other than an Unrestricted Subsidiary in any manner, to the extent realized by such other Person prior to the date of acquisition; (d) earnings of any Person in which any Consolidated Member other than an Unrestricted Subsidiary has an ownership interest unless (and only to the extent) such earnings shall actually have been received by such Consolidated Member in the form of cash distributions; (e) earnings of any Person to which assets of any Consolidated Member other than an Unrestricted Subsidiary shall have been sold, transferred, or disposed of, or into which any Consolidated Member other than an Unrestricted Subsidiary shall have been merged, or which has been a party with any Consolidated Member other than an Unrestricted Subsidiary to any consolidation or other form of reorganization, prior to the date of such transaction; (f) gain arising from the acquisition of debt or equity securities of any Consolidated Member other than an Unrestricted Subsidiary or from cancellation or forgiveness of Debt; (g) gain or loss arising from extraordinary items, other than any such items arising with respect to an Unrestricted Subsidiary, as determined in accordance with GAAP, or from any other non-recurring transaction; and (h) any income or loss resulting from the operations of the Unrestricted Subsidiaries.


ANNEX A TO CREDIT AGREEMENT - Page 1

      "Adjusted Tangible Assets" means, as applied to any Person, all of such Person's assets except: (a) patents, copyrights, trademarks, trade names, franchises, goodwill, and other similar intangibles; (b) Restricted Investments;
(c) unamortized debt discount and expense; (d) assets constituting Intercompany Accounts; and (e) fixed assets to the extent of any write-up in the book value thereof resulting from a revaluation effective after the Closing Date.

      "Adjusted Tangible Net Worth" means, as applied to any Person, at any date and determined in accordance with GAAP (a) the book value (after deducting related depreciation, obsolescence, amortization, valuation, and other proper reserves) at which the Adjusted Tangible Assets would be shown on a balance sheet of such Person at such date, less (b) the amount at which such Person's liabilities would be shown on such balance sheet, including as liabilities all reserves for contingencies and other potential liabilities which would be required to be shown on such balance sheet.

      "Adjusted Tangible Net Worth Requirement" means, as of the end of each fiscal quarter of the Parent ending after the Closing Date, an amount equal to the amount specified corresponding to the applicable fiscal quarter end in the table below, respectively:

====================================================================================
Fiscal Quarter End                               Adjusted Tangible Net Worth
                                                            Requirement
====================================================================================
Fiscal quarter ending December 31, 2001                     $270,000,000
------------------------------------------------------------------------------------
Fiscal quarter ending March 31, 2002 and         $270,000,000 plus the cumulative
each fiscal quarter ending thereafter            amount of all Adjusted Tangible Net
                                                 Worth Requirement Increases
====================================================================================

      "Adjusted Tangible Net Worth Requirement Increase" means an amount, determined for the Parent and its Subsidiaries, excluding the Unrestricted Subsidiaries, on a consolidated basis as of the end of any fiscal quarter of the Parent, commencing with the fiscal quarter ending March 31, 2002, equal to the sum of (a) seventy-five percent (75.0%) of the amount (not less than zero) of Net Income for such fiscal quarter, plus (b) seventy-five percent (75.0%) of the net amount of all equity proceeds received during such fiscal quarter minus (c) the aggregate amount of all Permitted Stock Repurchases during such fiscal quarter; plus or minus, as the case may be, without duplication, adjustments (increases or decreases) to net worth made during such period pursuant to Statement of Financial Accounting Standards (SFAS) 142.

      "Affected Lender" has the meaning specified in Section 4.8.

      "Affiliate" means, as to any Person (the "subject Person"), including any Consolidated Member, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, the subject Person or which owns, directly or indirectly, five percent (5.0%) or more of the outstanding Capital Stock of the subject Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause


ANNEX A TO CREDIT AGREEMENT - Page 2
the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise.

      "Agent" means the Bank in its capacity as sole and exclusive administrative and/or collateral agent for the Lenders, and as lead arranger and book manager, and any successor to Bank of America by merger and any successor administrative and/or collateral agent.

      "Agent Advances" has the meaning specified in Section 1.2(j).

      "Agent's Letter" means that certain letter agreement, dated as of the Closing Date, among the Borrowers and the Agent as such letter agreement may be amended, restated, or otherwise modified.

      "Agent's Liens" means the Liens in the Collateral granted to the Agent (or to any other Person as agent, trustee, or otherwise for the benefit of the Agent), for the benefit of the Lenders, the Bank, and the Agent pursuant to this Agreement and the other Loan Documents.

      "Agent-Related Persons" means the Agent, together with its Affiliates, and the officers, directors, employees, counsel, representatives, agents, and attorneys-in-fact of the Agent and its Affiliates.

      "Aggregate Revolver Outstandings" means, at any time, the sum of (a) the unpaid balance of the Revolving Loans, (b) the aggregate amount of Pending Revolving Loans, (c) one hundred percent (100%) of the aggregate undrawn face amount of all outstanding Letters of Credit and Credit Support, and (d) the aggregate amount of any unpaid reimbursement obligations in respect of Letters of Credit and Credit Support.

      "Agreement" means the Credit Agreement to which this Annex A is attached, as amended, restated, or otherwise modified from time to time.

      "Anniversary Date" means an anniversary of the Closing Date.

      "Applicable Margin" means, as of the Closing Date,

            (a) with respect to Base Rate Revolving Loans and all other Obligations (other than LIBOR Rate Loans), 0.00%; and

            (b) with respect to LIBOR Rate Revolving Loans, 2.50%.

in each case subject to adjustment from time to time, after June 30, 2002, to the applicable percentage specified corresponding to the monthly average Availability Without Regard to Line Constraint (determined on a calendar month basis for each respective calendar month beginning June, 2002 and thereafter), as set forth below, respectively:


ANNEX A TO CREDIT AGREEMENT - Page 3

=========================================================================================================
Availability Without Regard to Line Constraint              Base Rate Loans            LIBOR Rate Loans
=========================================================================================================
Greater than or equal to $65,000,000                            0.00%                             2.00%
---------------------------------------------------------------------------------------------------------
Less than $65,000,000 but greater than or equal                 0.00%                             2.25%
to $45,000,000
---------------------------------------------------------------------------------------------------------
Less than $45,000,000 but greater than or equal                 0.00%                             2.50%
to $25,000,000
---------------------------------------------------------------------------------------------------------
Less than $25,000,000                                           0.25%                             2.75%
=========================================================================================================

For the purpose of determining any such adjustments to the Applicable Margin, the monthly average Availability Without Regard to Line Constraint, for any such calendar month, shall be determined by the Agent and any resulting adjustment, if any, shall become effective prospectively on the fifteenth (15th) day of the next calendar month. If a Default or Event of Default exists at the time any reduction in the Applicable Margin is to be implemented, such reduction shall not occur until the first day of the first calendar month, if any, following the date on which such Default or Event of Default is waived or cured.

      "Asset Disposition" means, with respect to any Person, the sale, lease or other disposition of any asset of such Person other than the sale of Inventory or the use of cash in the ordinary course of business.

      "Assignee" has the meaning specified in Section 11.2(a).

      "Assignment and Acceptance" has the meaning specified in Section 11.2(a).

      "Attorney Costs" means and includes all reasonable fees, expenses, and disbursements of any law firm or other counsel engaged by the Agent and the reasonably allocated costs and expenses of internal legal services of the Agent.

      "Availability" means, at any time (a) the lesser of (i) the Maximum Revolver Amount or (ii) the Borrowing Base, minus (b) Reserves other than Reserves deducted in the calculation of the Borrowing Base, minus (c) the Aggregate Revolver Outstandings.

      "Availability Measurement Reduction Date" means the date that is five (5) Business Days after the date of delivery of Financial Statements first demonstrating EBITDA for the Consolidated Members in an amount equal to or exceeding any of the following amounts for the specified periods: (i) $9,700,000 for the fiscal quarter ending December 31, 2001, (ii) $9,800,000 for the fiscal quarter ending March 31, 2001 or (iii) $13,200,000 for the fiscal quarter ending June 30, 2002.

      "Availability Without Regard to Line Constraint" means, at any time, the Borrowing Base minus Reserves other than Reserves deducted in the calculation of the Borrowing Base minus the Aggregate Revolver Outstandings minus the sum of the Borrowing Base Parties' accounts payable


ANNEX A TO CREDIT AGREEMENT - Page 4
which remain unpaid more than sixty (60) days from their respective invoice date or thirty (30) days from their respective due date (other than accounts contested in good faith), whichever time period is longer.

      "Bank" means Bank of America, National Association, a national banking association (also known as Bank of America, N.A.), or any successor entity thereto.

      "Bank Products" means any one or more of the following types of services or facilities extended to any Consolidated Member, excluding the Unrestricted Subsidiaries, by the Bank or any Affiliate of the Bank in reliance on the Bank's agreement to indemnify such Affiliate: (a) credit cards; (b) ACH Transactions;
(c) cash management, including, without limitation, controlled disbursement services; (d) Hedge Agreements and (e) the Foreign Credit Debt.

      "Bank Product Reserves" means all reserves which the Agent from time to time establishes in its reasonable discretion for the Bank Products then provided or outstanding.

      "Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C.ss. 101 et seq.).

      "Base Rate" means, for any day, the rate of interest in effect for such day as publicly announced from time to time by the Bank in Charlotte, North Carolina as its "prime rate" (the "prime rate" being a rate set by the Bank based upon various factors including the Bank's costs and desired return, general economic conditions, and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate). Any change in the prime rate announced by the Bank shall take effect at the opening of business on the day specified in the public announcement of such change. Each Interest Rate based upon the Base Rate shall be adjusted simultaneously with any change in the Base Rate.

      "Base Rate Loans" means, collectively, the Base Rate Revolving Loans.

      "Base Rate Revolving Loan" means a Revolving Loan during any period in which it bears interest based on the Base Rate.

      "BIA" means the Bankruptcy and Insolvency Act (Canada) and all regulations thereunder.

      "Blocked Account Agreement" means an agreement (including, without limitation, a collection account agreement) among one or more of the Loan Parties or other Obligated Parties, the Agent, and a Clearing Bank, in form and substance reasonably satisfactory to the Agent, concerning the collection of payments which represent the proceeds of Accounts or of any other Collateral.

      "Borrower" means, separately and individually, any of the Parent and the Domestic Subsidiaries, and any other Person who becomes a party to this Agreement as a "Borrower" pursuant to the terms hereof, jointly, severally, and collectively, and "Borrowers" means more than one or all of the foregoing Persons, jointly, severally, and collectively, as the context requires.


ANNEX A TO CREDIT AGREEMENT - Page 5

      "Borrowing" means a borrowing hereunder consisting of Revolving Loans xmade on the same day by the Lenders to the Borrowers, or any of them, or by the Bank (in the case of a Borrowing funded by Non-Ratable Loans) or by the Agent (in the case of a Borrowing consisting of an Agent Advance), or the issuance of a Letter of Credit or Credit Support hereunder.

      "Borrowing Base" means, at any time, an amount equal to (a) the sum of (i) up to eighty-five percent (85.0%) of the Net Amount of billed and posted Eligible Accounts generated and owned by the Borrowing Base Parties plus (ii) up to eighty-five percent (85.0%) of the Net Amount of billed and unposted Eligible Accounts generated and owned by the Borrowers and owing by Account Debtors located in the United States (subject to a maximum aggregate availability cap in the case of Eligible Accounts under this clause (ii) of $10,000,000) plus (iii) up to fifty percent (50%) of the Net Amount of unbilled (fully earned) and unposted Eligible Accounts generated and owned by the Borrowers and owing by Account Debtors located in the United States (subject to a maximum aggregate availability cap in the case of Eligible Accounts under this clause (iii) of $10,000,000) minus (b) Reserves from time to time established by the Agent in its reasonable credit judgment.

      "Borrowing Base Certificate" means a certificate by a Responsible Officer of the Borrowers, or the Parent on behalf of the Borrowers, substantially in the form of Exhibit B (or another form acceptable to the Agent) setting forth the calculation of the Borrowing Base, including a calculation of each component thereof (including to the extent a Borrower has received notice of any Reserve from the Agent, any of the Reserves included in such calculation pursuant to clause (b) of the definition of Borrowing Base), all in such detail as shall be reasonably satisfactory to the Agent. All calculations of the Borrowing Base in connection with the preparation of any Borrowing Base Certificate shall originally be made by the Borrowers, or the Parent on behalf of the Borrowers, and certified to the Agent; provided that the Agent shall have the right to review and adjust, in the exercise of its reasonable credit judgment, any such calculation (a) to reflect its reasonable estimate of declines in value of any of the Collateral described therein, and (b) to the extent that such calculation is not in accordance with this Agreement.

      "Borrowing Base Party" means the Parent, a Domestic Subsidiary or an Eligible Foreign Subsidiary, and "Borrowing Base Parties" means any two or more, or all, of such Persons.

      "Business Day" means (a) any day that is not a Saturday, Sunday, or a day on which banks in Dallas, Texas or Charlotte, North Carolina are required or permitted to be closed, and (b) with respect to all notices, determinations, fundings, and payments in connection with the LIBOR Rate or LIBOR Rate Loans, any day that is a Business Day pursuant to clause (a) preceding and that is also a day on which trading in Dollars is carried on by and between banks in the London interbank market.

      "Canadian Security Document" means each of that certain Guarantee, General Security Agreement, Security Agreement (Trademark), and Collection Account Agreement executed and delivered to the Agent by Eagle Canada, and any other agreements, certificates, documents, or instruments delivered in connection therewith, and "Canadian Security Documents" means all of such documents collectively. "Canadian Security Document" includes, without limitation, each "Canadian Security Document" as defined in, and executed and delivered pursuant to, the Original


ANNEX A TO CREDIT AGREEMENT - Page 6

Credit Agreement, as any such Canadian Security Document has been, or may be, renewed, modified, amended or restated from time to time.

      "Canada Subsidiary" each Subsidiary of the Parent that is organized under the laws of Canada, or any province thereof, and has its chief executive office and principal place of business in Canada, including, without limitation, each such Subsidiary of the Parent so identified in Schedule A-5, and "Canada Subsidiaries" means all such Subsidiaries, provided, however, that in any event "Canada Subsidiary" and "Canada Subsidiaries" specifically excludes any Unrestricted Subsidiary.

      "Capital Adequacy Regulation" means any guideline, request, or directive of any central bank or other Governmental Authority, or any other law, rule, or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

      "Capital Expenditures" means all payments due (whether or not paid during any fiscal period) in respect of the cost of any fixed asset or improvement, or replacement, substitution, or addition thereto, which has a useful life of more than one year, including, without limitation, those costs arising in connection with the direct or indirect acquisition of such asset by way of increased product or service charges or in connection with a Capital Lease.

      "Capital Lease" means any lease of property by a Consolidated Member which, in accordance with GAAP, should be reflected as a capital lease on the consolidated balance sheet of the Parent.

      "Capital Stock" has the meaning specified for such term by the Security Agreement.

      "CCQ" means the Civil Code of Quebec, and all regulations thereunder, as amended from time to time, and any successor statutes.

      "Change of Control" means the occurrence of any of the following: (a) except as allowed by Section 7.9, the adoption of a plan relating to the liquidation or dissolution of the Parent or any other Loan Party; (b) the acquisition by any Person or group (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of a direct or indirect majority in interest (more than fifty percent (50.0%)) of the voting power of the voting stock of the Parent by way of merger or consolidation or otherwise;
(c) during any period of twelve (12) consecutive calendar months, individuals
(i) who were members of the Management Group of the Parent on the first day of such period, or (ii) whose election or nomination for election to the Management Group of the Parent was recommended or approved by at least a majority of the Management Group then still in office who were members of the Management Group of the Parent on the first day of such period, or whose election or nomination for election was so approved, shall cease to constitute a majority of the Management Group of the Parent; (d) except as allowed by Section 7.9, any Loan Party (other than the Parent) shall cease to be a Wholly-Owned Subsidiary of the Parent; or (e) any "Change in Control" as defined by the Convertible Subordinated Debt Documents.

      "Chattel Paper" has the meaning specified in the Security Agreement.


ANNEX A TO CREDIT AGREEMENT - Page 7

      "Clearing Bank" means the Bank or any other banking institution with whom a Payment Account has been established pursuant to a Blocked Account Agreement.

      "Closing Date" means the date of this Agreement as specified in the introductory paragraph.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time and any successor statute and the regulations promulgated thereunder.

      "Collateral" means (a) all of the "Collateral," as such term is defined in the Security Agreement, including without limitation all property now owned or hereafter acquired by each Loan Party as described in clauses (i), (ii) and
(iii) of Section 7.28, (b) all other personal property at any time subject to the Agent's Liens, including, without limitation, any property now owned or hereafter acquired by a Loan Party in which a Lien is granted to the Agent or otherwise for the benefit of the Agent and the Lenders pursuant to any Foreign Security Documents and (c) all accessions to, substitutions for, and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing.

      "Commitment" means, at any time with respect to a Lender, the principal amount set forth beside such Lender's name under the heading "Commitment" on Schedule A-1 or on the signature page of the most recent Assignment and Acceptance to which such Lender is a party, as such Commitment may be adjusted from time to time in accordance with the provisions of Section 11.2, and "Commitments" means, collectively, the aggregate amount of the Commitments of all of the Lenders.

      "Compliance Certificate' has the meaning specified in Section 5.2(d).

      "Consolidated Members" means the Parent and its Subsidiaries and "Consolidated Member" means any of the foregoing.

      "Contaminant" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos in any form or condition, polychlorinated biphenyls ("PCBs"), or any constituent of any such substance or waste as defined in any Environmental Law.

      "Continuation/Conversion Date" means the effective date of (a) any conversion of LIBOR Rate Loans to Base Rate Loans or of Base Rate Loans to LIBOR Rate Loans or (b) any continuation of LIBOR Rate Loans as LIBOR Rate Loans.

      "Convertible Subordinated Debt Documents" means (i) the certain Indenture dated as of December 7, 2001, between the Parent and JPMorgan Chase Bank, as Trustee and (ii) the certain First Supplemental Indenture dated December 7, 2001, between the Parent and JPMorgan Chase Bank, as Trustee.


ANNEX A TO CREDIT AGREEMENT - Page 8

      "Convertible Subordinated Notes" means the certain 5% Convertible Subordinated Notes due December 15, 2006, executed and delivered by the Parent in the original aggregate principal amount of $100,000,000 pursuant to the terms of the Convertible Subordinated Debt Documents.

      "Copyright Security Agreement" means any Copyright Security Agreement, dated as of the Closing Date or any subsequent date, executed and delivered by an Obligated Party to the Agent, for the benefit of the Agent and the Lenders, to evidence and perfect the Agent's security interest in such Obligated Parties' present and future copyrights and related licenses and rights, as such agreement may be amended, restated, or otherwise modified from time to time.

      "Credit Support" has the meaning specified in Section 1.4(a).

      "Debt" means, without duplication, with respect to any Person (the "subject Person") all liabilities, obligations, and indebtedness of the subject Person to any other Person, of any kind or nature, now or hereafter owing, arising, due, or payable, howsoever evidenced, created, incurred, acquired, or owing, whether primary, secondary, direct, contingent, fixed, or otherwise, consisting of indebtedness for borrowed money or the deferred purchase price of property, excluding trade payables, but including, without in any way limiting the generality of the foregoing: (a) in the case of the Loan Parties, the Obligations; (b) all indebtedness, liabilities, and obligations of any Person secured by any Lien on the subject Person's property, even if the subject Person shall not have assumed or become liable for the payment thereof; provided, however, that all such indebtedness, liabilities, and obligations which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of the subject Person prepared in accordance with GAAP; (c) all indebtedness, liabilities, and obligations created or arising under any Capital Lease or conditional sale or other title retention agreement with respect to property used or acquired by the subject Person, even if the rights and remedies of the lessor, seller, or lender thereunder are limited to repossession of such property; provided, however, that all such indebtedness, liabilities, and obligations which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of the subject Person prepared in accordance with GAAP; (d) all indebtedness, liabilities, and obligations under Guaranties; and (e) the present value (discounted at the Base Rate) of lease payments due under synthetic leases.

      "Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured, waived, or otherwise remedied during such time) constitute an Event of Default.

      "Default Rate" means a fluctuating per annum interest rate at all times equal to the sum of (a) the otherwise applicable Interest Rate, plus (b) two percent (2.0%) per annum. Each Default Rate shall be adjusted simultaneously with any change in the applicable Interest Rate. In addition, with respect to Letters of Credit and Credit Support, the Default Rate shall mean the Letter of Credit Fee Percentage, plus two percent (2.0%) per annum.

      "Defaulting Lender" has the meaning specified in Section 12.15(c).


ANNEX A TO CREDIT AGREEMENT - Page 9

      "Deposit Accounts" has the meaning specified in the Security Agreement.

      "Designated Account" has the meaning specified in Section 1.2(d).

      "Distribution" means, with respect to any Person (other than a natural person): (a) the payment or making of any dividend or other distribution of property in respect of such Person's Capital Stock (or any options or warrants for, or other rights with respect to, such Capital Stock) of such Person, other than distributions solely in such Person's Capital Stock (or any options or warrants for, or other rights with respect to, such Capital Stock) of the same class; or (b) the redemption or other acquisition by such Person of any Capital Stock (or any options or warrants for, or other rights with respect to, such Capital Stock) of such Person.

      "DOL" means the United States Department of Labor or any successor department or agency.

      "Dollar" and "$" means dollars in the lawful currency of the United
States.

      "Domestic Subsidiary" means each Subsidiary of the Parent that is organized under the laws of the United States or any State thereof, and has its chief executive office and principal place of business in the United States, including, without limitation, each Subsidiary of the Parent listed in Schedule A-4, and "Domestic Subsidiaries" means all such Subsidiaries, provided, however, that in any event "Domestic Subsidiary" and "Domestic Subsidiaries" specifically excludes any Unrestricted Subsidiary.

      "Dormant Guarantor" means each of the Loan Parties listed in Schedule A-6.

      "EBITDA" means, with respect to any fiscal period of the Parent, Adjusted Net Earnings from Operations, plus, to the extent deducted in the determination of Adjusted Net Earnings from Operations for such fiscal period, Interest Expense, plus Federal, state, local, and foreign income taxes, plus depreciation and amortization.

      "Eligible Accounts" means the Accounts of a Borrowing Base Party which the Agent in the exercise of its reasonable commercial discretion determines to be Eligible Accounts. Without limiting the discretion of the Agent to establish other criteria of ineligibility, Eligible Accounts shall not, unless the Agent in its reasonable discretion elects, include any Account:

            (a) with respect to which more than one hundred twenty (120) days have elapsed since the date of the original invoice therefor;

            (b) with respect to which any of the representations, warranties, covenants, and agreements contained in the Security Agreement are incorrect or have been breached;

            (c) with respect to which Account (or any other Account due from the applicable Account Debtor), in whole or in part, a check, promissory note, draft, trade acceptance, or other instrument for the payment of money has been received, presented for payment, and returned uncollected for any reason;


ANNEX A TO CREDIT AGREEMENT - Page 10

            (d) which represents a progress billing (as hereinafter defined) or as to which the applicable Borrowing Base Party has extended the time for payment without the consent of the Agent (for the purposes hereof, "progress billing" means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the Account Debtor's obligation to pay such invoice is conditioned upon such Borrowing Base Party's completion of any further performance under such contract or agreement);

            (e) with respect to which any one or more of the following events has occurred to the Account Debtor on such Account: (i) death or judicial declaration of incompetency of such Account Debtor who is a natural person; (ii) the filing by or against such Account Debtor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the Bankruptcy Code, the BIA, or other similar Requirements of Law of any jurisdiction or any other bankruptcy, insolvency, or similar laws of the United States, any state or territory thereof, or any foreign jurisdiction, now or hereafter in effect; (iii) the making of any general assignment by such Account Debtor for the benefit of creditors; (iv) the appointment of a receiver or trustee for such Account Debtor or for any of the assets of the Account Debtor, including, without limitation, the appointment of or taking possession by a "custodian," as defined in the Bankruptcy Code; (v) the institution by or against such Account Debtor of any other type of insolvency proceeding (under the Bankruptcy Code, the BIA, or other similar Requirements of Law of any jurisdiction or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, such Account Debtor; (vi) the sale, assignment, or transfer of all or any material part of the assets of such Account Debtor; (vii) the nonpayment generally by such Account Debtor of its debts as they become due; or
      (viii) the cessation of the business of such Account Debtor as a going concern;

            (f) if fifty percent (50.0%) or more of the aggregate Dollar amount of outstanding Accounts owed at such time by the Account Debtor thereon is classified as ineligible pursuant to the other provisions of this definition;

            (g) owed by an Account Debtor which (i) does not maintain its chief executive office and a billing address in the United States or Canada,
      (ii) is not organized under the laws of the United States or Canada or any political subdivision, state, or province thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, except to the extent that such Account is secured or payable by a letter of credit satisfactory to the Agent in its discretion;

            (h) owed by an Account Debtor which is an Affiliate or employee of such Borrowing Base Party or Affiliate;

            (i) with respect to Accounts of a Borrower, except as provided in clause (k) following, with respect to which either the perfection, enforceability, or validity of the Agent's Liens in such Account, or the Agent's right or ability to obtain direct payment to the


ANNEX A TO CREDIT AGREEMENT - Page 11

      Agent of the proceeds of such Account, is governed by any federal, state, or local statutory requirements other than those of the UCC or Requirements of Law of Canada;

            (j) owed by an Account Debtor to which a Consolidated Member or any Affiliate thereof is indebted in any way, or which is subject to any right of setoff or recoupment by the Account Debtor, unless the Account Debtor has entered into an agreement acceptable to the Agent to waive setoff rights, or if the Account Debtor thereon has disputed liability or made any claim with respect to any other Account due from such Account Debtor, but in each such case only to the extent of such indebtedness, setoff, recoupment, dispute, or claim;

            (k) owed by the government of the United States or any Eligible Foreign Jurisdiction, or any department, agency, public corporation, or other instrumentality thereof, unless, in the case of the United States, the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. ss. 3727 et seq.), and any other steps necessary to perfect the Agent's Liens therein, have been complied with to the Agent's satisfaction with respect to such Account;

            (l) owed by any state, province, municipality, or other political subdivision of the United States or any other government, country or jurisdiction, or any department, agency, public corporation, or other instrumentality thereof (including, without limitation, of any Eligible Foreign Jurisdiction) and as to which the Agent determines that its Lien therein is not or cannot be perfected;

            (m) which represents a sale on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis;

            (n) which is evidenced by a promissory note or other instrument or by chattel paper;

            (o) with respect to which the Agent believes, in the exercise of its reasonable judgment, that the prospect of collection of such Account is impaired or that such Account may not be paid by reason of the Account Debtor's financial inability to pay;

            (p) with respect to which the Account Debtor is located in any state requiring the filing of a Notice of Business Activities Report or similar report in order to permit such Borrowing Base Party to seek judicial enforcement in such state of payment of such Account, unless such Borrowing Base Party has qualified to do business in such state or has filed a Notice of Business Activities Report or equivalent report for the then current year;

            (q) which arises out of a sale not made in the ordinary course of such Loan Party's business;

            (r) with respect to which the goods giving rise to such Account have not been shipped and delivered to and accepted by, or have been rejected or objected to by, the Account Debtor or the services giving rise to such Account have not been fully performed


ANNEX A TO CREDIT AGREEMENT - Page 12
      by such Borrowing Base Party, and, if applicable, accepted by the Account Debtor, or the Account Debtor revokes its acceptance of such goods or services;

            (s) owed by an Account Debtor or group of affiliated Account Debtors which is obligated to the Borrowing Base Parties, or any of them, respecting Accounts the aggregate unpaid balance of which exceeds twenty five percent (25.0%) of the aggregate unpaid balance of all Accounts owed to the Borrowing Base Parties at such time by all of the Borrowing Base Parties' Account Debtors, but only to the extent of such excess;

            (t) which is not subject to a first priority and perfected security interest in favor of the Agent, for the benefit of the Agent and the Lenders;

            (u) with respect to which collections administration has not been established in a manner satisfactory to the Agent;

            (v) with respect to which such Borrowing Base Party or the Agent has deemed such Account as uncollectible or has any reason to believe that such Account is uncollectible; and

            (w) which the Agent determines in its reasonable discretion is ineligible for any other reason.

If any Account at any time ceases to be an Eligible Account, then such Account shall promptly be excluded from the calculation of the Borrowing Base.

      "Eligible Assignee" means (a) a commercial bank, commercial finance company, or other asset based lender having total assets in excess of $1,000,000,000, (b) any Lender listed on the signature pages of this Agreement,
(c) any Affiliate of any Lender, and (d) if an Event of Default has occurred and is continuing, any Person reasonably acceptable to the Agent.

      "Eligible Foreign Jurisdiction" means Canada.

      "Eligible Foreign Subsidiary" means the Canada Subsidiaries.

      "Environmental Claims" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for a Release or injury to the environment.

      "Environmental Compliance Reserve" means any reserve which the Agent establishes from time to time in its reasonable discretion after prior written notice to the Borrowers for amounts that are reasonably likely to be expended by a Loan Party in order for such Loan Party and its operations and property (a) to comply with any notice from a Governmental Authority asserting material non-compliance with Environmental Laws or (b) to correct any such material non-compliance identified in a report delivered to the Agent and the Lenders pursuant to Section 7.7.


ANNEX A TO CREDIT AGREEMENT - Page 13

      "Environmental Laws" means all federal, state, provincial, or local laws, statutes, common law duties, rules, regulations, ordinances, and codes, together with all administrative orders, directed duties, licenses, authorizations, and permits of, and agreements with, any Governmental Authority, in each case relating to environmental, health and safety.

      "Environmental Lien" means a Lien in favor of any Governmental Authority or any other Person for (a) any liability under Environmental Laws or (b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

      "Equipment" has the meaning specified in the Security Agreement.

      "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

      "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with a Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

      "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan,
(b) a withdrawal by a Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA, (c) a complete or partial withdrawal by a Borrower or any ERISA Affiliate from a Multi-employer Plan or notification that a Multi-employer Plan is in reorganization or insolvent, (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or the termination, insolvency, or reorganization of a Multi-employer Plan,
(e) the occurrence of an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multi-employer Plan, or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon a Borrower or any ERISA Affiliate.

      "Event of Default" has the meaning specified in Section 9.1.

      "Exchange Act" means the Securities Exchange Act of 1934, and regulations promulgated thereunder.

      "Existing Obligations" means, with respect to a Newly Obligated Borrower, any Obligations which are outstanding and unpaid as of the time such Newly Obligated Borrower becomes a Borrower.

      "FDIC" means the Federal Deposit Insurance Corporation, and any Governmental Authority succeeding to any of its principal functions.


ANNEX A TO CREDIT AGREEMENT - Page 14

      "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1.00%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Bank on such day on such transactions as determined by the Agent.

      "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

      "Financial Statements" means, according to the context in which used, the financial statements referred to in Section 5.2 and Section 6.6 or any other financial statements required to be given to the Agent or the Lenders pursuant to this Agreement.

      "Fiscal Year" means, with respect to the Parent and the other Consolidated Members, their fiscal year for financial accounting purposes. The current Fiscal Year of the Parent and the other Consolidated Members will end on December 31, 2001.

      "Fixed Assets" means, with respect to a Person, the Equipment and Real Estate of such Person.

      "Fixed Charge Coverage Ratio" means, as of the end of any fiscal quarter, determined for the Parent and its Subsidiaries, excluding the Unrestricted Subsidiaries, for the preceding four (4) fiscal quarters on a consolidated basis in accordance with GAAP (other than the exclusion from such determination of any of the following items used in such determination to the extent that it arises with respect to an Unrestricted Subsidiary or a Subsidiary of the Parent prior to the date such Person becomes a Subsidiary of, or is consolidated with, the Parent), the ratio of (a) EBITDA for such period, minus (i) the cash amount of income or franchise taxes paid during such period, minus (ii) the amount of Net Capital Expenditures during such period, minus (iii) the cash amount of Distributions paid by the Parent during such period minus (iv) the aggregate amount of Permitted Stock Repurchases during such period, if any, to (b) the sum of (i) the aggregate amount of all principal payments made with respect to Debt during such period (excluding repayments on the Revolving Loans prior to the Stated Termination Date), plus (ii) the cash amount of Interest Expense paid during such period.

      "Foreign Credit Debt" means the $10,000,000 multi-currency line of credit as evidenced by the certain Foreign Credit Debt Documents.

      "Foreign Credit Debt Documents" means the certain Foreign Credit Reimbursement Agreement dated June 28, 2001 between the Bank and the Parent, as may heretofore or hereafter be renewed, extended, modified, amended or restated from time to time.


ANNEX A TO CREDIT AGREEMENT - Page 15

      "Foreign Plan" means any benefit plan established or maintained outside of the United States which a Consolidated Member maintains, sponsors, or to which such Person has any obligation or liability and which provides or otherwise makes available retirement or deferred benefits of any kind whatsoever to employees.

      "Foreign Security Document" means the Canadian Security Documents, the UK Security Documents and any other Guaranty, pledge, Mortgage, personal property mortgage, security agreement, assignment, security instrument, hypothecation, charge or other agreement or document by which any Foreign Subsidiary grants or otherwise conveys to the Agent or any Affiliate of the Agent for the benefit of the Agent, or any other Person for or on behalf of the Agent or any such Affiliate, any Guaranty, pledge, lien, security interest, mortgage, charge, collateral assignment or similar interest in property of such Foreign Subsidiary as security for the Obligations or any portion thereof, and any and all renewals, extensions, modifications, amendments or restatements thereof.

      "Foreign Subsidiary" means any Subsidiary of the Parent other than the Domestic Subsidiaries and the Unrestricted Subsidiaries.

      "Funding Date" means the date on which a Borrowing occurs.

      "GAAP" means generally accepted accounting principles and practices set forth from time to time in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the United States accounting profession), which are applicable to the circumstances as of the Closing Date.

      "General Intangibles" has the meaning specified in the Security Agreement.

      "Governmental Authority" means any nation or government, any state, province, municipality, or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government, any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing, and any department, agency, board, commission, tribunal, committee, or instrumentality of any of the foregoing.

      "Guaranty" means, with respect to any Person, all obligations of such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend, or other obligations of any other Person (the "guaranteed obligations"), or assure or in effect assure the holder of the guaranteed obligations against loss in respect thereof, including any such obligations incurred through an agreement, contingent or otherwise: (a) to purchase the guaranteed obligations or any property constituting security therefor; (b) to advance or supply funds for the purchase or payment of the guaranteed obligations or to maintain a working capital or other balance sheet condition; or (c) to lease property or to purchase any debt or equity securities or other property or services.


ANNEX A TO CREDIT AGREEMENT - Page 16

      "Guaranty Agreement" means the Parent Guaranty or a Subsidiary Guaranty, as the case may be.

      "Hedge Agreement" means any and all transactions, agreements, or documents now existing or hereafter entered into, which provide for an interest rate, credit, commodity, or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging a Person's exposure to fluctuations in interest or exchange rates, loan, credit exchange, security, or currency valuations, or commodity prices.

      "Indemnified Liabilities" has the meaning specified in Section 13.11(a).

      "Indemnified Person" has the meaning specified in Section 13.11(a).

      "Intercompany Accounts" has the meaning specified in the Security
Agreement.

      "Interest Expense" means, with respect to any Person for any period, the interest expense of such Person for such period, determined in accordance with GAAP.

      "Interest Period" means, with respect to any LIBOR Rate Loan, the period commencing on the Funding Date of such Loan or on the Continuation/Conversion Date on which such Loan is continued as or converted into a LIBOR Rate Loan, and ending on the date one, two, or three months thereafter as selected by a Borrower in its Notice of Borrowing or Notice of Continuation/Conversion, provided that:

            (a) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

            (b) any Interest Period pertaining to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

            (c) no Interest Period shall extend beyond the Stated Termination Date.

      "Interest Rate" means each or any of the interest rates, including the Default Rate, set forth in Section 2.1.

      "Inventory" has the meaning specified in the Security Agreement.

      "Investment Property" has the meaning specified in the Security Agreement.


ANNEX A TO CREDIT AGREEMENT - Page 17

      "IRS" means the Internal Revenue Service and any Governmental Authority succeeding to any of its principal functions under the Code.

      "Issuer" has the meaning prescribed for such term in Section 6.27(b).

      "Latest Projections" means (a) on the Closing Date and thereafter until the Agent receives new projections pursuant to Section 5.2(e), (i) the projections of the Consolidated Members' financial condition, results of operations, and cash flows and Availability and (ii) the income statement forecast separately stated on a stand-alone basis for the Foreign Subsidiaries, in each case on a monthly basis and including monthly detail for the period commencing on November 1, 2001 and ending on December 31, 2001 and on a quarterly basis and including quarterly detail for the period commencing on January 1, 2002 and ending on December 31, 2002 and on an annual basis and including annual detail for the period commencing January 1, 2003 and ending on December 31, 2004, in each case delivered to the Agent prior to the Closing Date and (b) thereafter, the projections most recently received by the Agent pursuant to Section 5.2(e).

      "Lender" and "Lenders" have the meanings specified in the introductory paragraph hereof and shall include the Agent to the extent of any Agent Advance outstanding and the Bank to the extent of any Non- Ratable Loan outstanding; provided that no such Agent Advance or Non-Ratable Loan shall be taken into account in determining any Lender's Pro Rata Share.

      "Letter of Credit" has the meaning specified in Section 1.4(a).

      "Letter of Credit Fee" has the meaning specified in Section 2.6.

      "Letter of Credit Fee Percentage" means with respect to any Letter of Credit or any Credit Support issued hereunder, on any date of determination, a per annum percentage equal to the Applicable Margin for LIBOR Rate Revolving Loans.

      "Letter of Credit Issuer" means the Bank, any Affiliate of the Bank, or any other financial institution that issues any Letter of Credit or Credit Support pursuant to this Agreement.

      "Letter of Credit Subfacility" means $50,000,000.

      "LIBOR Rate" means, for any Interest Period, with respect to LIBOR Rate Loans, the rate of interest per annum determined pursuant to the following formula:

            LIBOR Rate =          Offshore Base Rate
                         ------------------------------------
                         1.00 - Eurodollar Reserve Percentage
Where,


ANNEX A TO CREDIT AGREEMENT - Page 18

            "Eurodollar Reserve Percentage" means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1.00%) in effect on such day applicable to member banks under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental, or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"). The LIBOR Rate for each outstanding LIBOR Rate Loan shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

            "Offshore Base Rate" means the rate per annum appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the Offshore Base Rate shall be, for any Interest Period, the rate per annum appearing on Reuters Screen LIBOR Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBOR Page, the applicable rate shall be the arithmetic mean of all such rates. If for any reason none of the foregoing rates is available, the Offshore Base Rate shall be, for any Interest Period, the rate per annum determined by the Agent as the rate of interest at which Dollar deposits in the approximate amount of the LIBOR Rate Loan comprising part of such Borrowing would be offered by the Bank's London Branch to major banks in the offshore Dollar market at their request at or about 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period.

      "LIBOR Rate Loans" means, collectively, the LIBOR Rate Revolving Loans.

      "LIBOR Rate Revolving Loan" means a Revolving Loan during any period in which it bears interest based on the LIBOR Rate.

      "Lien" means (a) any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including a security interest, hypothec, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, charge, conditional sale or trust receipt or a lease, consignment, or bailment for security purposes, (b) to the extent not included under clause (a) preceding, (i) any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease, or other title exception or encumbrance affecting property and (ii) any other lien, charge, privilege, secured claim, title retention, garnishment right, deemed trust, encumbrance, or other right affecting property, choate or inchoate, whether or not crystallized or fixed whether or not for amounts due or coming due, arising by any statute, act of law of any jurisdiction, at common law, in equity, or by any agreement, and (c) any contingent or other agreement to provide any of the foregoing or any


ANNEX A TO CREDIT AGREEMENT - Page 19
other arrangement the intention or result of which is to confer security upon or prefer the beneficiary thereof.

      "Loan Account" means the loan account of the Borrowers, which account shall be maintained by the Agent.

      "Loan Documents" means, collectively, this Agreement, the Revolving Loan Notes, the Security Agreement, the Mortgages, each Copyright Security Agreement (if any), each Patent Security Agreement (if any), each Trademark Security Agreement, the Parent Guaranty, the Subsidiary Guaranty, the Foreign Security Documents, the Postclosing Agreement, any and all Hedge Agreements in favor of any Lender or Affiliate of any Lender and any other agreements, instruments, and documents heretofore, now or hereafter evidencing, securing, guaranteeing, or otherwise relating to the Obligations, the Collateral, or any other aspect of the transactions contemplated by this Agreement, in each case including any and all renewals, extensions, modifications, amendments or restatements thereof. "Loan Documents" includes, without limitation, all "Credit Documents" as defined in, and executed and delivered pursuant to, the Original Credit Agreement, as any such "Credit Document" has been, or may be, renewed, modified, amended or restated from time to time.

      "Loan Party" means each of the Borrowers and EGL Eagle Global Logistics (Canada) Corp., and any Subsidiary that becomes a Loan Party after the Closing Date pursuant to Section 7.20.

      "Loans" means, collectively, all loans and advances provided for in
Article 1.

      "Majority Lenders" means, at any time, Lenders whose Pro Rata Shares aggregate more than fifty percent (50.0%) of the Commitments.

      "Management Group" means, as of any date of determination, the board of directors, board of managers, or similar constituency having management authority in respect of an entity under any Requirement of Law.

      "Margin Stock" means "margin stock" as such term is defined in Regulation T, U, or X of the Federal Reserve Board.

      "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, performance, business, properties, condition (financial or otherwise), or prospects of the Loan Parties, or any of them, or of the Consolidated Members taken as a whole, or the Collateral (including without limitation any material deterioration or adverse effect on the commercial markets in which the Consolidated Parties, or any of them, operate, whether resulting in whole or in part from an event that occurred prior to, or occurs after, the Closing Date), (b) a material impairment of the ability of any Loan Party to perform under any Loan Document to which it is a party, or
(c) a material adverse effect upon the legality, validity, binding effect, or enforceability against any Loan Party of any Loan Document to which it is a party.


ANNEX A TO CREDIT AGREEMENT - Page 20

      "Maximum Rate" means, at any time, the maximum rate of interest the Lenders may lawfully contract for, charge, or receive in respect of the Obligations as allowed by any Requirement of Law. For purposes of determining the Maximum Rate under the Requirements of Law of the State of Texas, the applicable rate ceiling shall be (a) the "weekly ceiling" described in and computed in accordance with the provisions of Section 303.003 of the Texas Finance Code, as amended or (b) if the parties subsequently contract as allowed by any Requirement of Law, the "quarterly ceiling" or the "annualized ceiling" computed pursuant to Section 303.008 of the Texas Finance Code, as amended; provided, however, that at any time the "weekly ceiling", the "quarterly ceiling", or the "annualized ceiling" shall be less than eighteen percent (18.0%) per annum or more than twenty-four percent (24.0%) per annum, the provisions of Section 303.009(a) and Section 303.009(b) of the Texas Finance Code, as amended, shall control for purposes of such determination, as applicable.

      "Maximum Revolver Amount" means (i) on any day prior to the Syndication Completion Date, $75,000,000 and (ii) at all times on and after the Syndication Completion Date, $100,000,000.

      "Mortgage" means and includes any mortgage, deed of trust, charge/mortgage of land, deed to secure debt, assignment, or other instrument executed and delivered by any Obligated Party to or for the benefit of the Agent by which the Agent, for the benefit of the Agent and the Lenders, acquires a Lien on any Real Estate or a collateral assignment of such Obligated Party's interest under a lease of Real Estate, and any amendment, modification, or supplement thereto. "Mortgage" includes, without limitation, each "Mortgage" as defined in, and executed and delivered pursuant to, the Original Credit Agreement, as any such Mortgage has been, or may be, renewed, modified, amended or restated from time to time.

      "Multi-employer Plan" means a "multi-employer plan" as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current calendar year or the immediately preceding six (6) calendar years contributed to by a Borrower or any ERISA Affiliate.

      "Negative Pledge" means any agreement, contract, or other arrangement whereby any Consolidated Member, excluding the Unrestricted Subsidiaries, is prohibited from, or would otherwise be in default as a result of, creating, assuming, incurring, or suffering to exist, directly or indirectly, any Lien on any of its assets in favor of the Agent under the Loan Documents.

      "Net Amount" means, with respect to Eligible Accounts, at any time, the gross amount of Eligible Accounts less sales, excise, or similar taxes, and less returns, discounts, claims, credits, allowances, accrued rebates, offsets, deductions, counterclaims, disputes, and other defenses of any nature at any time issued, owing, granted, outstanding, available, or claimed, in each case calculated and determined in Dollars.

      "Net Capital Expenditures" means, for any period, the aggregate amount of Capital Expenditures during such period, minus net proceeds of sale of fixed assets or improvement, minus the aggregate amount of such Capital Expenditures which were financed during such period with Debt other than the Revolving Loans.


ANNEX A TO CREDIT AGREEMENT - Page 21

      "Net Proceeds" means, in respect of an Asset Disposition of by a Person, all proceeds received by and/or payable to such Person in consideration thereof, net of (a) commissions and other reasonable and customary transaction costs, fees and expenses properly attributable to such transaction and payable by such Person in connection therewith (in each case, paid to non-Affiliates), (b) transfer taxes, (c) amounts payable to holders of senior Liens (to the extent such Liens constitute Permitted Liens), if any, and (d) an appropriate reserve for income taxes in accordance with GAAP in connection therewith.

      "Newly Obligated Borrower" means each Person, if any, who becomes party to this Agreement as a Borrower effective as of any date after the Closing Date.

      "Non-Ratable Loan" and "Non-Ratable Loans" have the respective meanings specified in Section 1.2(i).

      "Notes" means the Revolving Loan Notes.

      "Notice of Borrowing" has the meaning specified in Section 1.2(c).

      "Notice of Continuation/Conversion" has the meaning specified in Section 2.2(b).

      "Obligated Parties" means (a) the Loan Parties and (b) any other Consolidated Member, excluding the Unrestricted Subsidiaries, that executes and delivers to the Agent any Foreign Security Document, and "Obligated Party" means any of the foregoing.

      "Obligations" means all present and future loans, advances, liabilities, obligations, covenants, duties, and debts owing by the Borrowers, or any of them, or any of the other Loan Parties, or any of them, to the Agent and/or any Lender, arising under or pursuant to this Agreement or any of the other Loan Documents, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification, or otherwise, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including all principal, interest, charges, expenses, fees, attorneys' fees, filing fees, and any other sums chargeable to any Borrower or other Loan Party hereunder or under any of the other Loan Documents. "Obligations" includes, without limitation, (a) all debts, liabilities, and obligations now or hereafter arising from or in connection with the Letters of Credit and Credit Support and (b) all debts, liabilities, and obligations to the Agent and/or any Lender, or any Affiliate thereof, respectively, now or hereafter arising from or in connection with Bank Products; provided, however, that notwithstanding the foregoing, in the case of and with regard to or in connection with any Newly Obligated Borrower, the term "Obligations," wherever in any manner used in the Loan Documents, excludes Existing Obligations.

      "Orderly Liquidation Value" means, with respect to Equipment, the orderly liquidation value thereof as determined in a manner acceptable to the Agent by an experienced and reputable appraiser acceptable to the Agent, net of all costs of liquidation thereof.


ANNEX A TO CREDIT AGREEMENT - Page 22

      "Original Credit Agreement" means the certain Amended and Restated Credit Agreement, dated as of November 9, 2001, among EGL, Inc., the "Banks" (as defined therein) party thereto, SouthTrust Bank and the Bank of Mitsubishi, Ltd., acting as "Co-Agents" as provided therein, and Bank of America, N.A., acting as "Administrative Agent" as defined therein.

      "Original Letter of Credit" means any "Letter of Credit" as defined by the Original Credit Agreement and "Original Letters of Credit" means more than one, or all, of each such Original Letter of Credit, collectively.

      "Original Loan" means a "Revolving Loan" as defined by the Original Credit Agreement.

      "Original Revolving Note" means a "Revolving Loan Note" as defined by the Original Credit Agreement.

      "Other Taxes" means any present or future stamp or documentary taxes or any other excise or property taxes, charges, or similar levies (excluding, in the case of each Lender and the Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Lender's or the Agent's net income) which arise from any payment made hereunder or from the execution, delivery, or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

      "Parent" means EGL, Inc., a Texas corporation.

      "Parent Guaranty" means an agreement of Guaranty executed by the Parent pursuant to which the Parent guarantees the Obligations or any portion thereof.

      "Participant" means any commercial bank, financial institution, or other Person not an Affiliate of the Loan Parties who shall have been granted the right by any Lender to participate in the financing provided by such Lender under this Agreement, and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

      "Patent Security Agreement" means the Patent Security Agreement, dated as of the Closing Date or any subsequent date, executed and delivered by an Obligated Party to the Agent, for the benefit of the Agent and the Lenders, to evidence and perfect the Agent's security interest in such Obligated Party's present and future patents and related licenses and rights, as such agreement may be amended, restated, or otherwise modified from time to time.

      "Payment Account" has the meaning specified in the Security Agreement.

      "PBGC" means the Pension Benefit Guaranty Corporation or any Governmental Authority succeeding to the functions thereof.

      "Pending Revolving Loans" means, at any time, the aggregate principal amount of all Revolving Loans requested in any Notice of Borrowing received by the Agent which have not yet been advanced.


ANNEX A TO CREDIT AGREEMENT - Page 23

      "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which any Borrower or any ERISA Affiliate sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a Multi-employer Plan has made contributions at any time during the immediately preceding five (5) plan years.

      "Permitted Acquisition" means any acquisition of the Capital Stock of a Person or any acquisition of property which constitutes a significant or material portion of an existing business of a Person, in each case, in a transaction that satisfies each of the following requirements:

            (a) both before and after giving effect to such acquisition and the Revolving Loans (if any) requested to be made in connection therewith, no Default or Event of Default exists or will exist or would result therefrom;

            (b) as soon as available, but not less than thirty (30) Business Days prior to such acquisition, the Parent has provided to the Lenders a copy of the information provided to the board of directors of the Parent or other Borrower making such acquisition;

            (c) the Cash Purchase Consideration paid in connection with such acquisition does not exceed $10,000,000, and the Cash Purchase Consideration paid in connection with all acquisitions during the term of this Agreement does not exceed $25,000,000;

            (d) if such acquisition is an acquisition of the Capital Stock of a Person, the acquisition is structured so that the acquired Person is added as an Obligated Party pursuant to the terms of this Agreement, and if such acquisition is an acquisition of assets, the acquisition is structured so that an Obligated Party shall acquire such assets;

            (e) no Loan Party shall, as a result of or in connection with any such acquisition, assume or incur any direct or contingent liabilities (whether relating to environmental, tax, litigation, or other matters) that could reasonably be expected, as of the date of such acquisition, to result in the existence or occurrence of a Material Adverse Effect;

            (f) the Fixed Charge Coverage Ratio, without giving effect to such acquisition, shall be greater than or equal to 1.20 to 1.00 for the most recently completed period of four (4) Fiscal Quarters;

            (g) the Pro Forma Fixed Charge Coverage Ratio, after giving effect to such acquisition, for the following period of four (4) Fiscal Quarters shall be greater than or equal to 1.20 to 1.00; and

            (h) the Loan Party making such acquisition shall certify (and provide the Agent with a pro forma calculation in form and substance reasonably satisfactory to the Agent) to the Agent and the Lenders that, after giving effect to completion of such acquisition, the Availability Without Regard to Line Constraint is not less than $40,000,000 on a pro forma basis which includes all consideration given in connection with such acquisition, other than


ANNEX A TO CREDIT AGREEMENT - Page 24

      Capital Stock of the Parent delivered to the seller(s) in such acquisition, as having been paid in cash at the time of making such acquisition.

      "Permitted Liens" means:

            (a) the Agent's Liens;

            (b) Liens, if any, which are described on Schedule A-2 ("Permitted Liens") on the Closing Date and Liens resulting from the refinancing of the related Debt, provided that such refinancing is on the same or substantially similar terms, the Debt secured thereby shall not be increased, and the Liens shall not cover any additional property;

            (c) Liens for taxes, fees, assessments, or other charges of a Governmental Authority which are not delinquent or statutory Liens for taxes, fees, assessments, or other charges of a Governmental Authority in an amount not to exceed $1,000,000; provided that the payment of such taxes which are due and payable is being contested in good faith and by appropriate proceedings diligently pursued and as to which adequate financial reserves have been established in accordance with GAAP on the applicable Loan Party's books and records and a stay of enforcement of any such Lien is in effect;

            (d) Liens consisting of deposits made in the ordinary course of business in connection with, or to secure payment of, obligations under worker's compensation, unemployment insurance, social security, and other similar laws, or to secure the performance of bids, tenders, or contracts (other than for the repayment of Debt) or to secure indemnity, performance, or other similar bonds for the performance of bids, tenders, or contracts (other than for the repayment of Debt) or to secure statutory obligations (other than liens arising under ERISA or Environmental Liens) or surety or appeal bonds, or to secure indemnity, performance, or other similar bonds;

            (e) Liens securing the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords, and other similar Persons, provided that if any such Lien arises from the nonpayment of such claims or demands when due, such claims or demands do not exceed $1,000,000 in the aggregate;

            (f) Liens constituting encumbrances in the nature of reservations, exceptions, encroachments, easements, rights of way, covenants running with the land, and other similar title exceptions or encumbrances affecting any Real Estate, provided that any such Liens do not in the aggregate materially detract from the value of such Real Estate or materially interfere with its use in the ordinary conduct of a Borrower's business;

            (g) Liens which constitute purchase money Liens and secure Debt permitted under clause (c) of Section 7.13;

            (h) Liens arising from judgments and attachments or pre-judgment attachments in connection with court proceedings, provided that the attachment or enforcement of such


ANNEX A TO CREDIT AGREEMENT - Page 25

      Liens would not result in an Event of Default hereunder and such Liens are being contested in good faith by appropriate proceedings, adequate financial reserves have been established on the applicable Loan Party's books and records in accordance with GAAP, no material property is subject to a material risk of loss or forfeiture, the claims in respect of such Liens are fully covered by insurance (subject to ordinary and customary deductibles), and a stay of execution pending appeal or proceeding for review is in effect; and

            (i) Liens in favor of ABN Amro Bank NV (i) on Cash and or Cash Equivalents of Eagle Global Logistics (Holland) B.V. not in excess of 1,500,000 Eurodollars to secure Eagle Global Logistics (Holland) B.V.'s existing facility with ABN Amro Bank NV used for customs charges, duties, and similar fees and expenses in the ordinary course of business of Eagle Global Logistics (Holland) B.V., or any replacement Lien on the real property of Eagle Global Logistics (Holland) B.V. located in the Netherlands, (ii) on fixtures and equipment on the real estate owned by Eagle Global Logistics (Holland) B.V. in the Netherlands to the extent included in the Lien in favor of ABN Amro Bank NV described in Schedule A-2 and (iii) without limiting the requirements for Eligible Receivables, on any deposit account owned and maintained by Eagle Global Logistics (Holland) B.V. at ABN Amro Bank NV;

provided that none of such Liens listed in clause (b) through clause (h) preceding may attach to any Accounts of a Borrowing Base Party.

      "Permitted Stock Repurchase" means a purchase by the Parent of Capital Stock of the Parent; provided that at the time of making such purchase and after giving effect thereto (a) no Default or Event of Default exists, (b) Availability Without Regard to Line Constraint exceeds $50,000,000, (c) the Parent has reported positive net income (as determined in accordance with GAAP) for the two immediately preceding months, and (d) all such Capital Stock repurchased shall be immediately canceled by the Parent.

      "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, Governmental Authority, or any other entity.

      "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which any Borrower sponsors or maintains or to which any Borrower makes, is making, or is obligated to make contributions and includes any Pension Plan.

      "Postclosing Agreement" means the certain Postclosing Agreement dated as of the Closing Date among the Agent, the Loan Parties and the Lenders.

      "PPSA" means the Personal Property Security Act of Ontario, and all regulations thereunder, as amended from time to time, and any successor statutes.

      "Pro Forma Fixed Charge Coverage Ratio" means the ratio, for any period, determined according to the definition of Fixed Charge Coverage Ratio, provided, that each item thereof shall


ANNEX A TO CREDIT AGREEMENT - Page 26
be calculated as of the end of such period on a pro forma basis for the next succeeding (rather than the immediately preceding) four (4) fiscal quarters.

      "Pro Rata Share" means, with respect to a Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender's Commitment and the denominator of which is the sum of the amounts of all of the Lenders' Commitments, or if no Commitments are outstanding, a fraction (expressed as a percentage), the numerator of which is the amount of Obligations owed to such Lender and the denominator of which is the aggregate amount of the Obligations owed to the Lenders, in each case giving effect to a Lender's participation in Non-Ratable Loans and Agent Advances.

      "Proprietary Rights" has the meaning specified in the Security Agreement.

      "Real Estate" means, with respect to any Person, all of such Person's now or hereafter owned or leased estates in real property, including, without limitation, all fees, leaseholds, and future interests, together with all of such Person's now or hereafter owned or leased interests in the improvements thereon, the fixtures attached thereto, and the easements appurtenant thereto.

      "Release" means a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching, or migration of a Contaminant into the indoor or outdoor environment or into or out of any Real Estate or other property, including the movement of Contaminants through or in the air, soil, surface water, groundwater, or Real Estate or other property.

      "Replacement Lender" has the meaning specified in Section 4.8.

      "Report" has the meaning specified in Section 12.18(a).

      "Reportable Event" means, any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

      "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule, or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

      "Reserves" means reserves that limit the availability of credit hereunder, consisting of reserves against Availability or Eligible Accounts, established by the Agent from time to time in the Agent's reasonable credit judgment. Without limiting the generality of the foregoing, the following reserves shall be deemed to be a reasonable exercise of the Agent's credit judgment: (a) Bank Product Reserves; (b) a reserve for accrued and unpaid interest on the Obligations; (c) reserves for rent at leased locations subject to statutory or contractual landlord liens; (d) Environmental Compliance Reserves; (e) reserves for customs charges, dilution, and warehousemen's or bailees' charges; (f) reserves which may be applicable to any Borrowing Base Party for preferential claims against Collateral; (g) reserves with respect to unpaid accounts payable of a Borrowing Base Party;


ANNEX A TO CREDIT AGREEMENT - Page 27

(h) reserves in respect of potential taxes, withholding requirements, duties, or other similar obligations and (i) reserves with respect to potential liability of the Borrower under its Interest Hedge Agreement with The Bank of Tokyo-Mitsubishi, Ltd. to the extent it exists on and after the Closing Date.

      "Responsible Officer" means, with respect to any Loan Party, the chief executive officer or the president, or any other officer having substantially the same authority and responsibility, and, with respect to compliance with financial covenants and the preparation of Borrowing Base Certificates, the chief financial officer, chief accounting officer, or treasurer of the Parent or any other Borrower, or any other officer having substantially the same authority and responsibility.

      "Restricted Investment" means, with respect to any Consolidated Member, any investment or acquisition of property by such Consolidated Member in exchange for cash or other property, whether in the form of an investment in or acquisition of Capital Stock, debt, or other indebtedness or obligation, or the purchase or acquisition of any other property, or a loan, advance, capital contribution, or subscription, except the following: (a) acquisitions of Equipment to be used in the business of such Consolidated Member so long as the acquisition costs thereof constitute Capital Expenditures permitted hereunder;
(b) acquisitions of Inventory in the ordinary course of business of such Consolidated Member; (c) acquisitions of other current assets acquired in the ordinary course of business of such Consolidated Member; (d) direct obligations of the United States, or any agency thereof, or obligations guaranteed by the United States, provided that such obligations mature within one year from the date of acquisition thereof; (e) acquisitions of certificates of deposit maturing within one year from the date of acquisition, bankers' acceptances, Eurodollar bank deposits, or overnight bank deposits, in each case issued by, created by, or with a bank or trust company organized under the laws of the United States or any state thereof having capital and surplus aggregating at least $100,000,000; (f) acquisitions of commercial paper given a rating of "A2" or better by Standard & Poor's Corporation or "P2" or better by Moody's Investors Service, Inc. and maturing not more than ninety (90) days from the date of creation thereof; (g) Hedge Agreements entered into for the purpose of hedging interest payable under this Agreement; (h) investments in mutual funds substantially all of the assets of which are comprised of securities of the types described in clause (d), clause (e), and clause (f) preceding; (i) Permitted Stock Repurchases; (j) Permitted Acquisitions; (k) investments consisting of intercompany loans between a Loan Party and a Loan Party or investments in the Capital Stock of a Loan Party by a Loan Party; (l) investments consisting of intercompany loans, not exceeding the aggregate unpaid amount of $15,000,000 at any time, from a Loan Party to a Consolidated Member other than a Loan Party, (m) existing investments listed on the attached Schedule A-3; and (n) subject to Section 7.10, other investments not listed in clause (a) through clause (l) preceding in an aggregate amount at any time not exceeding $5,000,000;

      "Revolving Loans" has the meaning specified in Section 1.2 and includes each Agent Advance and Non-Ratable Loan.

      "Revolving Loan Note" and "Revolving Loan Notes" have the meanings specified in Section 1.2(b).


ANNEX A TO CREDIT AGREEMENT - Page 28

      "Security Agreement" means the Security Agreement dated concurrently herewith among the Loan Parties and the Agent, for the benefit of the Agent and the Lenders, as such agreement may be amended, restated, or otherwise modified from time to time.

      "Settlement" and "Settlement Date" have the meanings specified in Section 12.15(a)(i).

      "Shares Mortgage" means the "Shares Mortgage" as defined by the Original Credit Agreement, as such agreement may be amended, restated, or otherwise modified from time to time.

      "Solvent" means, when used with respect to any Person, that at the time of determination:

            (a) the assets of such Person, at a fair valuation, are in excess of the total amount of its debts (including contingent liabilities);

            (b) the present fair saleable value of its assets is greater than its probable liability on its existing debts as such debts become absolute and matured;

            (c) it is then able and expects to be able to pay its debts (including contingent debts and other commitments) as they mature; and

            (d) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

For purposes of determining whether a Person is Solvent, the amount of any contingent liability shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

      "Stated Termination Date" means December 20, 2004.

      "Subordinated Debt" means all indebtedness, liabilities, and obligations owing by the Parent or any other Consolidated Member pursuant to any Subordinated Debt Documents

      "Subordinated Debt Documents" means collectively, (a) the Convertible Subordinated Debt Documents, the Convertible Subordinated Notes and all other agreements, certificates, documents, and instruments executed or delivered by the parties thereto in connection therewith, respectively, and (b) all other agreements, certificates, documents, and instruments executed or delivered by the Parent or any other Consolidated Member evidencing unsecured Debt of the Parent or any such Consolidated Member which has maturities and terms, and which is subordinated to payment of the Obligations in a manner approved in writing by the Agent and the Majority Lenders, and in each such case described in clauses
(a) and (b) preceding, any renewals, modifications, or amendments thereof which are approved in writing by the Agent and the Majority Lenders.

      "Subsidiary" means, with respect to any Person (the "subject Person"), any corporation, association, partnership, limited liability company, joint venture, or other business entity of which


ANNEX A TO CREDIT AGREEMENT - Page 29
more than fifty percent (50.0%) of the voting Capital Stock or other Capital Stock, is owned or controlled directly or indirectly by the subject Person, or one or more of the Subsidiaries of the subject Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Parent.

      "Subsidiary Guaranty" means an agreement of Guaranty executed by any Subsidiary of the Parent pursuant to which such Subsidiary guarantees the Obligations or any portion thereof.

      "Supporting Letter of Credit" has the meaning specified in Section 1.4(g).

      "Syndication Completion Date" means the date on which (i) the Commitment of the Bank has been reduced to an amount equal to or less than $35,000,000 and
(ii) the sum of the Commitments of all Lenders other than the Bank equals or exceeds $65,000,000.

      "Synthetic Lease Transaction Documents" means the Synthetic Lease Transaction (1997) Documents, the Synthetic Lease Transaction (1998) Documents and the Synthetic Lease Transaction (Lawrence, NY) Documents.

      "Synthetic Lease Transaction (1997) Documents" means the Lease and Development Agreement dated as of January 10, 1997 between Asset XI Holdings Company, L.L.C., as lessor ("1997 Lessor") and Eagle USA Airfreight, Inc. (now known as EGL, Inc.), as lessee ("Lessee"), Loan Agreement dated as of January 10, 1997 between 1997 Lessor, as borrower and Bank One, Texas, N.A. (now known as Bank One, NA), as lender ("Bank One"), Participation Agreement dated as of January 10, 1997 among Lessor, Lessee, and Bank One, and all agreements, instruments, and documents executed in connection therewith (as each of the same was, from time to time, amended, modified, and supplemented, including, without limitation, the First Amendment to Participation Agreement, Lease and Development Agreement and Loan Agreement dated as of May 15, 1998 among 1997 Lessor, Lessee, and Bank One).

      "Synthetic Lease Transaction (1998) Documents" means the Master Lease and Development Agreement dated as of April 3, 1998 between Asset XVI Holdings Company, L.L.C., as lessor ("1998 Lessor") and Eagle USA Airfreight, Inc. (now known as EGL, Inc.), as lessee ("Lessee"), Loan Agreement dated as of April 3, 1998 between 1998 Lessor, as borrower, and Bank One, Texas, N.A. (now known as Bank One, NA), as lender ("Bank One"), Master Participation Agreement dated as of April 3, 1998 among 1998 Lessor, Lessee, and Bank One, and all agreements, instruments, and documents executed in connection therewith (as each of the same was, from time to time, amended, modified, and supplemented, including, without limitation, the Amendment to Master Participation Agreement dated as of April 1, 1999 among 1998 Lessor, Lessee, and Bank One, and Second Amendment to Participation Agreement, Lease Agreement and Loan Agreement dated as of October 20, 2000 among 1998 Lessor, Lessee, and Bank One).

      "Synthetic Lease Transaction (Lawrence, NY) Documents" means each of the agreements among Circle International, Inc., Wilmington Trust Company and others in respect of the master operating lease arrangement for a ten (10) year $12,885,000 master operating lease entered into on


ANNEX A TO CREDIT AGREEMENT - Page 30
or about January 1, 1998, to finance the construction of a terminal and warehouse facilities at John F. Kennedy Airport in New York, New York.

      "Taxes" means any and all present or future taxes, levies, imposts, deductions, charges, or withholdings, and all liabilities with respect thereto, excluding, in the case of the Agent and each Lender, such taxes (including income taxes or franchise taxes) as are imposed on or measured by the Agent's or such Lender's net income in the jurisdiction (whether federal, state, or local and including any political subdivision thereof) under the laws of which the Agent or such Lender, as the case may be, is organized or maintains a lending office.

      "Terminating Lenders" means the "Lenders" under the Original Credit Agreement other than the Bank.

      "Termination Date" means the earliest to occur of (a) the Stated Termination Date, (b) the date the Total Facility is terminated either by the Borrowers pursuant to Section 3.2 or by the Majority Lenders pursuant to Section 9.2, and (c) the date this Agreement is otherwise terminated for any reason whatsoever pursuant to the terms of this Agreement.

      "Total Facility" has the meaning specified in Section 1.1.

      "Trademark Security Agreement" means the Trademark Security Agreement, dated as of the Closing Date or any subsequent date, executed and delivered by an Obligated Party to the Agent, for the benefit of the Agent and the Lenders, to evidence and perfect the Agent's security interest in such Obligated Party's present and future trademarks and related licenses and rights, as such agreement may be amended, restated, or otherwise modified from time to time. "Trademark Security Agreement" includes, without limitation, each "Trademark Security Agreement" as defined in, and executed and delivered pursuant to, the Original Credit Agreement, as any such Trademark Security Agreement has been, or may be, renewed, modified, amended or restated from time to time.

      "UCC" means the Uniform Commercial Code (or any successor statute), as in effect from time to time, of the State of Texas or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests; provided that to the extent that the UCC is used to define any term herein or in any other documents and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

      "UK Security Documents" means the Shares Mortgage.

      "UK Security Trustee" means the Bank, acting through its London branch at Bank of America House, 1 Alie Street, London E1 8DE, in its capacity as security trustee under the UK Security Documents, and includes any successor entity thereto.

      "Unfunded Pension Liability" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with


ANNEX A TO CREDIT AGREEMENT - Page 31
the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

      "United States" means the United States of America.

      "Unrestricted Subsidiary" means each of Jet Urban Renewal Corporation and EGL Trade Services, Inc., respectively, and any other Subsidiary of the Parent which the Agent, in its sole discretion, at the request of the Parent, designates as an "Unrestricted Subsidiary", and "Unrestricted Subsidiaries" means more than one of the foregoing.

      "Unused Letter of Credit Subfacility" means an amount equal to the Letter of Credit Subfacility minus the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit and Credit Support, plus, without duplication, (b) the aggregate unpaid reimbursement obligations with respect to all Letters of Credit and Credit Support.

      "Unused Line Fee" has the meaning specified in Section 2.5.

      "Unused Line Fee Percentage" means, as of the Closing Date, one-half of one percent (.50%), subject to adjustment from time to time after June 30, 2002, to the applicable percentage specified corresponding to the monthly average Availability Without Regard to Line Constraint (determined on a calendar month basis for each respective calendar month beginning June, 2002 and thereafter), as set forth below, respectively:

======================================================================================
Availability Without Regard to Line Constraint              Unused Line Fee Percentage
======================================================================================
Greater than or equal to $65,000,000                                   0.25%
--------------------------------------------------------------------------------------
Less than $65,000,000 but greater than or equal                       0.375%
to $45,000,000
--------------------------------------------------------------------------------------
Less than $45,000,000 but greater than or equal                        0.50%
to $25,000,000
--------------------------------------------------------------------------------------
Less than $25,000,000                                                  0.50%
======================================================================================

For the purpose of determining any such adjustments to the Unused Line Fee Percentage, the monthly average Availability Without Regard to Line Constraint, for any such calendar month, shall be determined by the Agent and any resulting adjustment, if any, shall become effective prospectively on the fifteenth (15th) day of the next calendar month. If a Default or Event of Default exists at the time any reduction in the Applicable Margin is to be implemented, such reduction shall not occur until the first day of the first calendar month, if any, following the date on which such Default or Event of Default is waived or cured.

      "Wholly-Owned Subsidiary" when used to determine the relationship of a Subsidiary to a Person, means a Subsidiary all of the issued and outstanding Capital Stock (other than directors'


ANNEX A TO CREDIT AGREEMENT - Page 32
qualifying shares) of which shall at the time be owned by such Person or one or more of such Person's Wholly-Owned Subsidiaries or by such Person and one or more of such Person's Wholly-Owned Subsidiaries.

ACCOUNTING TERMS:

      Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given to such term in accordance with GAAP, and all financial computations in this Agreement shall be computed, unless otherwise specifically provided herein, in accordance with GAAP as consistently applied and using the same method for inventory valuation as used in the preparation of the Financial Statements.

INTERPRETIVE PROVISIONS:

      Wherever used in this Agreement,

            (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. Terms used herein that are defined in the UCC and are not otherwise defined herein shall have the meanings specified therefor in the UCC.

            (b) Unless otherwise defined in this Agreement, terms defined in any other Loan Document, if and where used in this Agreement, shall have the same meanings in this Agreement as are prescribed by such Loan Document.

            (b) The words "hereof," "herein," "hereunder," and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, Schedule, and Exhibit references are to this Agreement unless otherwise specified. The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices, and other writings, however evidenced. The term "including" is not limiting and means "including, without limitation." In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including." The word "or" is not exclusive. The words "hereof," "herein," "hereunder" and similar words refer to the Agreement as a whole and not to any particular provision of the Agreement; and Subsection, Section, Schedule and Exhibit references are to the Agreement unless otherwise specified. "Knowledge" means, with respect to knowledge of any Consolidated Member, knowledge of any officer (or comparable capacity) of such Consolidated Member, including without limitation its chief executive officer, president, chief financial officer, treasurer or controller (or any Person serving in any comparable capacity).

            (c) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, and other modifications thereto, but only to the extent such amendments, restatements, and other modifications are not prohibited by the terms of


ANNEX A TO CREDIT AGREEMENT - Page 33
      any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing, or interpreting the statute or regulation.

            (d) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

            (e) This Agreement and the other Loan Documents may use several different limitations, tests, or measurements to regulate the same or similar matters. All such limitations, tests, and measurements are cumulative and shall each be performed in accordance with their terms.

            (f) For purposes of Section 9.1, a breach of a financial covenant contained in Section 7.22 and Section 7.23 shall be deemed to have occurred as of any date of determination thereof by the Agent or as of the last day of any specified measuring period, regardless of when the Financial Statements reflecting such breach are delivered to the Agent and the Lenders.

            (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, each Lender, and the Loan Parties and are the products of all parties. Accordingly, this Agreement and the other Loan Documents shall not be construed against the Agent, the Lender, or the Loan Parties merely because of their respective involvement in their preparation.


ANNEX A TO CREDIT AGREEMENT - Page 34

                                    EXHIBIT A

                           FORM OF REVOLVING LOAN NOTE

                               REVOLVING LOAN NOTE

$_____________                                                  __________, ____

      EACH OF THE UNDERSIGNED (collectively, the "Borrowers"), for value received, jointly and severally, hereby promises to pay to the order of _____________________, a _______________________ with an office located at
__________________________ (the "Payee"), the principal amount of
_______________________________DOLLARS ($__________) or such lesser amount as may from time to time be advanced and remain unpaid and outstanding hereunder, together with accrued interest thereon as provided hereinbelow.

      This Revolving Loan Note ("Note") is executed and delivered by the Borrowers pursuant to that certain Credit Agreement, dated as of December 20, 2001 (as such agreement may be amended, restated, or otherwise modified from time to time, the "Credit Agreement") among the Borrowers, certain Affiliates of the Borrowers, each of the financial institutions from time to time party thereto (the "Lenders"), and Bank of America, National Association, in its capacity as administrative agent for the Lenders (the "Agent"), and is a "Revolving Loan Note" as defined therein. All terms defined in the Credit Agreement, wherever used herein, unless otherwise defined herein, shall have the same meanings herein as are prescribed by the Credit Agreement.

      All Revolving Loans from time to time requested by any Borrower, and from time to time made and outstanding hereunder, are subject in all respects to the terms and provisions of the Credit Agreement. Reference hereby is made to the Credit Agreement for a statement of the obligations of the Borrowers and the rights of the Payee in relation thereto, provided that nothing shall impair the absolute and unconditional, joint and several, obligation of the Borrowers to pay the outstanding principal and unpaid accrued interest on this Note when due. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and for prepayments of the Revolving Loans prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement.

      The unpaid principal from day to day outstanding under this Note shall bear interest at the applicable rate prescribed for the Revolving Loans as provided by the Credit Agreement. The Agent's and the Payee's books and records shall be prima facie evidence of Revolving Loans, interest accruals, and payments hereunder, absent manifest error.

      The Borrowers unconditionally, jointly and severally, promise to pay all principal of and accrued interest on the Revolving Loans from time to time outstanding under this Note as prescribed by the Credit Agreement. This Note shall automatically mature and become due and payable in full on the Termination Date.

      All rights and remedies of the Payee, and of the Agent for the benefit of the Payee, with respect to the Revolving Loans evidenced by this Note (including, without limitation, the right upon the occurrence of an Event of Default to accelerate the entire unpaid principal balance and unpaid accrued interest hereunder to be immediately due and payable) as provided by the Credit Agreement are incorporated herein by reference. All obligations and indebtedness from time to


REVOLVING NOTE - Page 2
time evidenced by this Note are secured by the Agent's Liens as provided by the Credit Agreement and the other Loan Documents.

      No delay or omission by the Agent or the Payee in exercising any power, right, or remedy hereunder or under any of the other Loan Documents shall operate as a waiver or impair any such powers, rights, or remedies. Except as specifically provided in the Credit Agreement, each of the Borrowers and each other party ever liable hereunder severally hereby expressly waives presentment, demand, notice of intention to accelerate, notice of acceleration, protest, notice of protest, and any other notice of any kind, and agrees that its joint and several liability hereunder shall not be affected by any renewals, extensions, or modifications, from time to time, of the time or manner of payment hereof, or by any release or modification of any Collateral or other Person liable for the Obligations.

      The Borrowers hereby, jointly and severally, promise to pay to the Agent, for the benefit of the Agent and the Payee, all fees, costs, and expenses incurred by the Agent or the Payee in enforcement and collection of any amounts under this Note, including, without limitation, Attorney Costs.

      The Agent, the Payee, and each Borrower acknowledges, agrees, and declares that it is its intention to expressly comply with all Requirements of Law in respect of limitations on the amount or rate of interest that can legally be contracted for, charged, or received under or in connection with the Loan Documents. Notwithstanding anything to the contrary contained in any Loan Document (even if any such provision expressly declares that it controls all other provisions of the Loan Documents), in no contingency or event whatsoever shall the amount of interest (including the aggregate of all charges, fees, benefits, or other compensation which constitutes interest under any Requirement of Law) under the Loan Documents paid by any Borrower, received by the Agent or the Payee, agreed to be paid by any Borrower, or requested or demanded to be paid by the Agent or the Payee, exceed the Maximum Rate, and all provisions of the Loan Documents in respect of the contracting for, charging, or receiving compensation for the use, forbearance, or detention of money shall be limited as provided by Section 2.3 of the Credit Agreement and herein. In the event any such interest is paid to the Agent or the Payee by the Borrowers, or any of them, in an amount or at a rate which would exceed the Maximum Rate, the Agent or the Payee, as the case may be, shall automatically apply such excess to any unpaid amount of the Obligations other than interest, in inverse order of maturity, or if the amount of such excess exceeds said unpaid amount, such excess shall be paid to the paying Borrowers or Borrower, as applicable. All interest paid, or agreed to be paid, by any Borrower, or taken, reserved, or received by the Agent or the Payee, shall be amortized, prorated, spread, and allocated in respect of the Obligations throughout the full term of this Note and the Credit Agreement. Notwithstanding any provision contained in any of the Loan Documents, or in any other related documents executed pursuant to the Credit Agreement, neither the Agent nor the Payee shall ever be entitled to charge, receive, take, reserve, collect, or apply as interest any amount which, together with all other interest under the Loan Documents would result in a rate of interest under the Loan Documents in excess of the Maximum Rate and, in the event the Agent or the Payee ever charges, receives, takes, reserves, collects, or applies any amount in respect of the Borrowers, or any of them, that otherwise would, together with all other interest under the Loan Documents, be in excess of the Maximum Rate, such amount shall automatically


REVOLVING NOTE - Page 3
be deemed to be applied in reduction of the unpaid principal balance of the Obligations and, if such principal balance is paid in full, any remaining excess shall forthwith be paid to the applicable Borrowers or Borrower. The Borrowers, the Agent and the Payee shall, to the maximum extent permitted under any Requirement of Law, (a) characterize any non-principal payment as a standby fee, commitment fee, prepayment charge, delinquency charge, expense, or reimbursement for a third-party expense rather than as interest and (b) exclude prepayments, acceleration, and the effects thereof. Nothing in any Loan Document shall be construed or so operate as to require or obligate the Borrowers, or any of them, to pay any interest, fees, costs, or charges greater than is permitted by any Requirement of Law. Subject to the foregoing, the Borrowers hereby agree that the actual effective rate of interest from time to time existing under the Loan Documents in respect of this Note, including all amounts agreed to by the Borrowers or charged or received by the Agent or the Payee pursuant to and in accordance with the Loan Documents, which may be deemed to be interest under any Requirement of Law, shall be deemed to be a rate which is agreed to and stipulated by the Borrowers and the Payee in accordance with Requirements of Law.

      This Note may not be amended, restated, or otherwise modified except in writing executed by the Payee and the Borrowers in the manner prescribed by the Credit Agreement.

      THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS, PROVIDED THAT TO THE EXTENT FEDERAL LAW WOULD ALLOW A HIGHER RATE OF INTEREST THAN WOULD BE ALLOWED BY THE LAWS OF THE STATE OF TEXAS, THEN WITH RESPECT TO THE PROVISIONS OF ANY LAW WHICH PURPORTS TO LIMIT THE AMOUNT OF INTEREST THAT MAY BE CONTRACTED FOR, CHARGED, OR RECEIVED IN CONNECTION WITH THIS NOTE, SUCH FEDERAL LAW SHALL APPLY.

      This Note shall be binding upon the Borrowers and the Borrowers' successors and assigns.

            THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      All obligations and indebtedness of the Parent evidenced by this Note, now and hereafter existing, including any increases, renewals, extensions, modifications or amendments hereof, are hereby expressly designated as being "Designated Senior Indebtedness" for purposes of, and as defined by, the certain Indenture dated as of December 7, 2001, between the Parent and JPMorgan Chase Bank, as Trustee as supplemented by the certain First Supplemental Indenture dated December 7, 2001, between the Parent and JPMorgan Chase Bank, as Trustee, as may be modified or amended from time to time.

      This Note is in renewal and replacement of (but not extinguishment of) the indebtedness evidenced by the certain Revolving Loan Note dated January 5, 2001, previously executed and


REVOLVING NOTE - Page 4
delivered by EGL, Inc. payable to the order of Bank of America, N.A., in the principal amount of $25,000,000, and the indebtedness evidenced by this Note shall hereafter be governed by and payable in accordance with the terms hereof.

                  [Remainder of page intentionally left blank]


REVOLVING NOTE - Page 5

      Executed as of the date set forth above.

                                        BORROWERS:

                                        EGL, INC.

                                        By:_____________________________________
                                              James R. Crane, President

                                        By:_____________________________________
                                              J. Bradley Green, Corporate
                                              Secretary


                                        ALROD INTERNATIONAL, INC.

                                        By:_____________________________________
                                              James R. Crane, President


                                        CIRCLE AIRFREIGHT JAPAN, LTD.

                                        By:_____________________________________
                                              James R. Crane, President


                                        CIRCLE OVERSEAS CORP.

                                        By:_____________________________________
                                              James R. Crane, President


                                        CIRCLE INTERNATIONAL GROUP, INC.

                                        By:_____________________________________
                                              James R. Crane, President


REVOLVING NOTE - Page 6

                                        CIRCLE INTERNATIONAL HOLDINGS, INC.

                                        By:_____________________________________
                                              James R. Crane, President


                                        CIRCLE INTERNATIONAL, INC.

                                        By:_____________________________________
                                              James R. Crane, President


                                        DARRELL J. SEKIN & CO.

                                        By:_____________________________________
                                              James R. Crane, President

                                        By:_____________________________________
                                              J. Bradley Green, Secretary


                                        EAGLE MARITIME SERVICES, INC.

                                        By:_____________________________________
                                              Douglas Wicklund, President

                                        By:_____________________________________
                                              Terry Derr, Secretary


                                        EAGLE PARTNERS L.P.

                                        By:   EUSA HOLDINGS, INC.,
                                              its General Partner

                                              By: ______________________________
                                                    J. Bradley Green, President


REVOLVING NOTE - Page 7

                                        EAGLE USA IMPORT BROKERS, INC.

                                        By:   __________________________________
                                              J. Bradley Green, President


                                        EGL (CANADA) HOLDING COMPANY, INC.

                                        By:   __________________________________
                                              James R. Crane, President


                                        EGL DELAWARE LIMITED LIABILITY COMPANY

                                        By:   __________________________________
                                              James R. Crane, Manager

                                        By:   __________________________________
                                              E. Joseph Bento, Manager


                                        EGL EAGLE GLOBAL LOGISTICS, LP

                                        By:   EGL MANAGEMENT, LLC,
                                              its Sole General Partner

                                              By:_______________________________
                                                    James R. Crane, President

                                              By:_______________________________
                                                    J. Bradley Green, Secretary


REVOLVING NOTE - Page 8

                                        EGL MANAGEMENT, LLC

                                        By:   __________________________________
                                              James R. Crane, President

                                        By:   __________________________________
                                              J. Bradley Green, Secretary


                                        EUSA HOLDINGS, INC.

                                        By:   __________________________________
                                              J. Bradley Green, President


                                        EUSA PARTNERS, INC.

                                        By:   __________________________________
                                              J. Bradley Green, President


                                        HARPER, ROBINSON & CO., INC.

                                        By:   __________________________________
                                              James R. Crane, President


                                        J.R. MICHELS, INCORPORATED

                                        By:   __________________________________
                                              James R. Crane, President


                                        MAX GRUENHUT INTERNATIONAL, INC.

                                        By:   __________________________________
                                              James R. Crane, President


REVOLVING NOTE - Page 9

                                    EXHIBIT C

                           FORM OF NOTICE OF BORROWING


EXHIBIT C - Cover Page

                                                          Date: __________, 20__

To: Bank of America, N. A., as Agent for the Lenders who are parties to the Credit Agreement dated as of December 20, 2001 (as amended, restated, or otherwise modified from time to time, the "Credit Agreement") among EGL, Inc. and certain of its Subsidiaries, the Lenders party thereto, and Bank of America, National Association, as administrative agent for the Lenders

Ladies and Gentlemen:

      The undersigned refers to the Credit Agreement, the terms defined therein being used herein as therein defined and, subject to the terms of the Credit Agreement, hereby gives you notice irrevocably of the Borrowing specified below:

      1. The Business Day of the proposed Borrowing is _____________, 20__.

      2. The aggregate amount of the proposed Borrowing is $__________.

      3. The proposed Borrowing is to be comprised of $__________ of Base Rate Revolving Loans and $__________ of LIBOR Rate Revolving Loans.

      4. The duration of the Interest Period for the LIBOR Rate Revolving Loans, if any, included in the proposed Borrowing shall be _____ months.

      5. The proceeds of the Borrowing are to be deposited to the [Designated Account] [insert wire transfer instructions].

      The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

      (a) The representations and warranties of each of the Loan Parties contained in the Credit Agreement are true and correct as though made on and as of such date (except to the extent that any of such representations or warranties are expressly by their terms made only as of the Closing Date or another specific date);

      (b) No Default or Event of Default has occurred and is continuing, or would result from the proposed Borrowing; and

      (c) The proposed Borrowing will not cause the aggregate principal amount of all outstanding Revolving Loans plus the aggregate amount available for drawing under all outstanding Letters of Credit and Credit Support, to exceed the lesser of the Borrowing Base or the Maximum Revolver Amount.


NOTICE OF BORROWING - Page 1

                                        PARENT:

                                        EGL, INC.,
                                        As agent for itself and the other
                                        Borrowers


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                                           OR

                                        [SIGNATURE BLOCK FOR ANY OTHER BORROWER]

                                        BORROWER:

                                        [NAME OF BORROWER]


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


NOTICE OF BORROWING - Page 2

                                    EXHIBIT D

                    FORM OF NOTICE OF CONTINUATION/CONVERSION


EXHIBIT D - Cover Page

                                                      Date: ______________, 20__

To: Bank of America, N. A., as Agent for the Lenders who are parties to the Credit Agreement dated as of December 20, 2001 (as amended, restated, or otherwise modified from time to time, the "Credit Agreement") among EGL, Inc. and certain of its Subsidiaries, the Lenders party thereto, and Bank of America, National Association, as administrative agent for the Lenders

Ladies and Gentlemen:

      The undersigned refers to the Credit Agreement, the terms defined therein being used herein as therein defined and, subject to the terms of the Credit Agreement, hereby gives you notice irrevocably of the [conversion] [continuation] of the Revolving Loans specified herein, that:

      1. The Continuation/Conversion Date is ___________, 20__.

      2. The aggregate amount of the Revolving Loans to be [converted] [continued] is $_________.

      3. The Revolving Loans are to be [converted into] [continued as] [LIBOR Rate] [Base Rate] Revolving Loans.

      4. The duration of the Interest Period for the LIBOR Rate Revolving Loans included in the [conversion] [continuation] shall be _________ months.

      The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed Continuation/Conversion Date, before and after giving effect thereto and to the application of the proceeds therefrom:

      (a) The representations and warranties of the Loan Parties contained in the Credit Agreement are true and correct as though made on and as of such date (except to the extent that any of such representations or warranties are expressly by their terms made only as of the Closing Date or another specific date);

      (b) Default or Event of Default has occurred and is continuing, or would result from the proposed [conversion] [continuation]; and

      (c) The proposed [conversion] [continuation] will not cause the aggregate principal amount of all outstanding Revolving Loans plus the aggregate amount available for drawing under all outstanding Letters of Credit and Credit Support to exceed the lesser of the Borrowing Base or the Maximum Revolver Amount.


NOTICE OF CONTINUATION/CONVERSION - Page 1

                                        PARENT:

                                        EGL, INC.,
                                        As agent for itself and the other
                                        Borrowers


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                                           OR

                                        [SIGNATURE BLOCK FOR ANY OTHER BORROWER]

                                        BORROWER:

                                        [NAME OF BORROWER]


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


NOTICE OF CONTINUATION/CONVERSION - Page 2

                                    EXHIBIT E

                        FORM OF ASSIGNMENT AND ACCEPTANCE


EXHIBIT E - Cover Page

                       ASSIGNMENT AND ACCEPTANCE AGREEMENT

      This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "Assignment and Acceptance") dated as of [________, 20__] is made between [________________________] (the "Assignor") and __________________________ (the
"Assignee").

                                    RECITALS:

      A. The Assignor is party to that certain Credit Agreement dated as of December 20, 2001 (as amended, restated, or otherwise modified from time to time, the "Credit Agreement") among EGL, Inc., a Texas corporation and certain of its Subsidiaries party thereto (collectively, the "Loan Parties"), the several financial institutions from time to time party thereto (including the Assignor, the "Lenders"), and Bank of America, National Association, as administrative agent for the Lenders (the "Agent"). Any terms defined in the Credit Agreement and not defined in this Assignment and Acceptance shall have the respective meanings herein as in the Credit Agreement.

      B. As provided under the Credit Agreement, the Assignor has committed to making Loans (the "Committed Loans") to the Borrowers in an aggregate amount not to exceed $[__________] (the "Commitment").

      C. As of the date hereof, Committed Loans owing to the Assignor from the Borrowers equal an aggregate principal amount of $[__________];

      D. [The Assignor has acquired a participation in its pro rata share of the Lenders' liabilities under Letters of Credit and Credit Support in an aggregate principal amount of $[__________] (the "L/C Obligations")] [no Letters of Credit are outstanding under the Credit Agreement].

      E. The Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of its Commitment, together with a corresponding portion of its outstanding Committed Loans [and L/C Obligations], in an amount equal to $[__________] (the "Assigned Amount") on the terms and subject to the conditions set forth herein, and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions.

      NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

      1. Assignment and Acceptance.

            (a) Subject to the terms and conditions of this Assignment and Acceptance, (i) the Assignor hereby sells, transfers, and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes, and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance) ___________percent (__%) (the "Assignee's Percentage Share") of (A) the Commitment


ASSIGNMENT AND ACCEPTANCE AGREEMENT - Page 1
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      [and][,] the Committed Loans [and the L/C Obligations] of the Assignor and
      (B) all related rights, benefits, obligations, liabilities, and indemnities of the Assignor under and in connection with the Credit Agreement and the Loan Documents.

            (b) On and after the Effective Date (as defined in paragraph 5 hereof), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Commitment in an amount equal to the Assigned Amount. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; provided, however, the Assignor shall not relinquish its rights under Section 3.9 and Section
      13.11 of the Credit Agreement (or any other provision of the Loan Documents to the extent such provision, by its terms, survives termination of the Credit Agreement) to the extent such rights relate to the time prior to the Effective Date.

            (c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee's Commitment will be $[__________].

            (d) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignor's Commitment will be $[__________].

      2. Payments.

            (a) As consideration for the sale, assignment and transfer contemplated in paragraph 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $[__________], representing the Assignee's Pro Rata Share of the principal amount of all Committed Loans.

            (b) The Assignee further agrees to pay to the Agent a processing fee in the amount specified in Section 11.2(a) of the Credit Agreement.

      3. Reallocation of Payments. Any interest, fees, and other payments accrued to the Effective Date with respect to the Commitment[,][and] Committed Loans[, and L/C Obligations] shall be for the account of the Assignor. Any interest, fees, and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees, and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.


ASSIGNMENT AND ACCEPTANCE AGREEMENT - Page 2
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      4. Independent Credit Decision. The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Annex, Schedules, and Exhibits thereto, together with copies of the most recent financial statements of the Loan Parties, and such other documents and information in respect of the Loan Parties and the other Consolidated Members, or otherwise, as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

      5. Effective Date; Notices.

            (a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be __________, 20__ (the "Effective Date"); provided that the following conditions precedent have been satisfied on or before the Effective Date:

                  (i) this Assignment and Acceptance shall be executed and
            delivered by the Assignor and the Assignee;

                  (ii) the consent of the Agent required for an effective
            assignment of the Assigned Amount by the Assignor to the Assignee shall have been duly obtained and shall be in full force and effect as of the Effective Date;

                  (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance;

                  (iv) the Assignee shall have complied with Section 11.2 of the
            Credit Agreement (if applicable);

                  (v) the processing fee referred to in Section 2(b) hereof and in Section 11.2(a) of the Credit Agreement shall have been paid to the Agent; and

            (b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Borrowers and the Agent for acknowledgment by the Agent, a Notice of Assignment in the form attached hereto as Schedule 1.

      6. [Agent. [INCLUDE ONLY IF THE ASSIGNOR IS THE AGENT]

            (a) The Assignee hereby appoints and authorizes the Assignor to take such action as administrative agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the Lenders pursuant to the terms of the Credit Agreement.

            (b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Credit Agreement.]


ASSIGNMENT AND ACCEPTANCE AGREEMENT - Page 3
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      7. Withholding Tax. The Assignee (a) represents and warrants to the Agent and the Borrowers that under applicable law and treaties no tax will be required to be withheld by the Borrowers with respect to any payments to be made to the Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Agent and the Borrowers prior to the time that the Agent is or the Borrowers are required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form W-8ECI or U.S. Internal Revenue Service Form W-8BEN (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms W-8ECI or W-8BEN upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

      8. Representations and Warranties.

            (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim,
      (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder, (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery, and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery, or performance, and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid, and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization, and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

            (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition, or statements of the Loan Parties, or the performance or observance by the Loan Parties, of any of their respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

            (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and


ASSIGNMENT AND ACCEPTANCE AGREEMENT - Page 4 deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder, (ii) no notices to, or consents, authorizations, or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery, and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of the Assignee for such execution, delivery, or performance, (iii) this Assignment and Acceptance has been duly executed and delivered by the Assignee and constitutes the legal, valid, and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization, and other laws of general application relating to or affecting creditors' rights and to general equitable principles, and (iv) it is an Eligible Assignee.

      9. Further Assurances. The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Loan Parties or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

      10. Miscellaneous.

            (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power, or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

            (b) All payments made hereunder shall be made without any set-off or counterclaim.

            (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution, and performance of this Assignment and Acceptance.

            (d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

            (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF TEXAS. The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in Texas over any suit, action, or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Texas State or


ASSIGNMENT AND ACCEPTANCE AGREEMENT - Page 5
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      Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

            (f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

      IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

                                        ASSIGNOR:

                                        [_________________]

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                        ASSIGNEE:

                                        [_________________]

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


ASSIGNMENT AND ACCEPTANCE AGREEMENT - Page 6

                                   SCHEDULE 1
                                       to
                            ASSIGNMENT AND ACCEPTANCE

                       NOTICE OF ASSIGNMENT AND ACCEPTANCE

                                                           _______________, 20__

Bank of America, N.A.
901 Main Street, 6th Floor
Dallas, TX 75202
Attn: Business Credit: URGENT
Re: EGL, Inc., et al

Ladies and Gentlemen:

      We refer to the Credit Agreement dated as of December 20, 2001 (as amended, restated, or otherwise modified from time to time, the "Credit Agreement") among EGL, Inc. and certain of its Subsidiaries party thereto, the Lenders referred to therein, and Bank of America, N. A. , as administrative agent for the Lenders (the "Agent"). Terms defined in the Credit Agreement are used herein as therein defined.

      1. We hereby give you notice of, and request your consent to, the assignment by [__________________] (the "Assignor") to [__________________] (the
"Assignee") of ________ percent ([__]%) of the right, title, and interest of the Assignor in and to the Credit Agreement (including the right, title, and interest of the Assignor in and to the Commitment of the Assignor, all outstanding Loans made by the Assignor, and the Assignor's participation in the Letters of Credit and Credit Support pursuant to the Assignment and Acceptance Agreement attached hereto (the "Assignment and Acceptance"). We understand and agree that the Assignor's Commitment, as of [_______, 20__], is $[_______], the aggregate amount of its outstanding Loans is $[_______], and its participation in L/C Obligations (as defined in the Assignment ans Acceptance) is $[_______].

      2. The Assignee agrees that, upon receiving the consent of the Agent [and, if required by the Credit Agreement, EGL, Inc., as agent for itself and the other Loan Parties], to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Lender originally holding such interest in the Credit Agreement.


NOTICE OF ASSIGNMENT AND ACCEPTANCE - Page 1

      3. The following administrative details apply to the Assignee:

            (A)   Notice Address:
                  Assignee name:________________
                  Address:______________________
                  Attention:____________________
                  Telephone: (___)______________
                  Telecopier: (___)_____________
                  Telex (Answerback):___________

            (B)   Payment Instructions:
                  Account No.:__________________
                  At:___________________________
                  Reference:____________________
                  Attention:____________________

      4. You are entitled to rely upon the representations, warranties, and covenants of each of the Assignor and the Assignee contained in the Assignment and Acceptance.

      IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers, or agents as of the date first above mentioned.

                                        Very truly yours,

                                        ASSIGNOR:

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                        ASSIGNEE:

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


NOTICE OF ASSIGNMENT AND ACCEPTANCE - Page 2

ACKNOWLEDGED AND CONSENTED TO:

AGENT:

BANK OF AMERICA, N. A.,
as Agent


By:____________________________
Name:__________________________
Title:_________________________


NOTICE OF ASSIGNMENT AND ACCEPTANCE - Page 3

                                    EXHIBIT F

                         FORM OF COMPLIANCE CERTIFICATE


EXHIBIT F - Cover Page

                             COMPLIANCE CERTIFICATE

      The undersigned, duly appointed and acting [_____________] of EGL, Inc. (the "Parent"), being duly authorized, hereby delivers this Compliance Certificate to the Agent, pursuant to Section 5.2(d) of the certain Credit Agreement, dated as of December 20, 2001, among the Parent, each of the other Subsidiaries of the Parent party thereto, the Lenders party thereto, and Bank of America, N. A., in its capacity as administrative agent for the Lenders (the "Agent"), as such agreement may be amended, restated, or otherwise modified from time to time, reference to which hereby is made (the "Credit Agreement"). Terms defined in the Credit Agreement, wherever used herein, shall have the same meanings as are prescribed by the Credit Agreement.

      1. The Parent hereby delivers to the Agent [check as applicable]:

      | | the consolidated audited Fiscal Year end Financial Statements and accountant's report required by Section 5.2(a), dated as of [________, ____]; or

      | | the unaudited month end or unaudited fiscal quarter end Financial Statements, as applicable, required by Section 5.2(b), dated as of [________, ____].

Such Financial Statements are complete and correct in all material respects and have been prepared in accordance with GAAP (as applicable) applied consistently throughout the periods reflected therein.

      2. The undersigned represents and warrants to the Agent and the Lenders that, except as may have been previously or concurrently disclosed to the Agent and the Lenders in writing by the Parent, the representations and warranties contained in Article 6 of the Credit Agreement and the other Loan Documents are correct and complete in all material respects on and as of the date of this Compliance Certificate as if made on and as of the date hereof (except to the extent that such representations and warranties are expressly by their terms made only as of the Closing Date or another specified date).

      3. The undersigned represents and warrants to the Agent and the Lenders that as of the date of this Compliance Certificate, except as previously or concurrently disclosed to the Agent and the Lenders in writing by the Parent, the Loan Parties are in compliance in all material respects with all of their respective covenants and agreements in the Credit Agreement and the other Loan Documents.

      4. The undersigned hereby states that, to the best of his or her knowledge and based upon an examination sufficient to enable an informed statement [check as applicable]:

      | | No Default or Event of Default exists as of the date hereof or existed during the period covered by the Financial Statements referenced in paragraph 1 of this Compliance Certificate.


COMPLIANCE CERTIFICATE - Page 1

      | | One or more Defaults or Events of Default exist as of the date hereof or existed during the period covered by the Financial Statements referenced in paragraph 1 of this Compliance Certificate. Included within Exhibit A attached hereto is a written description specifying each such Default or Event of Default, its nature, when it occurred, whether it is continuing as of the date hereof and the steps being taken by the Parent and the other Loan Parties with respect thereto. Except as so specified, no Default or Event of Default exists as of the date hereof.

      5. Exhibit B attached hereto sets forth the calculations necessary to establish the status of compliance with the covenants contained in Section 7.22 ("Capital Expenditures") and Section 7.23 ("Minimum Adjusted Tangible Net Worth") of the Credit Agreement as of the effective date of the Financial Statements referenced in paragraph 1 above.

      6. Exhibit C attached hereto sets forth a description and analysis in reasonable detail of all material trends, changes, and developments in each and all Financial Statements and an explanation of the variances of the figures in the corresponding budgets and Financial Statements for the preceding Fiscal Year, as required by Section 5.2(d)(ii)(D) and Section 5.2(d)(ii)(E).

      Date of execution of this Compliance Certificate: __________, ____.

                                        EGL, INC., as agent for itself and the
                                        other Loan Parties


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


COMPLIANCE CERTIFICATE - Page 2

                                    EXHIBIT A

                                       to
                             COMPLIANCE CERTIFICATE

                                      dated

                              ______________, ____

The following is attached to and made a part of the above referenced Compliance Certificate.

                    [specify Defaults or Events of Defaults]


EXHIBIT A - Defaults and Events of Default

                                    EXHIBIT B

                                       to
                             COMPLIANCE CERTIFICATE

                                      dated

                              ______________, ____

The following is attached to and made a part of the above referenced Compliance Certificate.

                              [insert calculations]


EXHIBIT B - Calculations

                                    EXHIBIT C

                                       to
                             COMPLIANCE CERTIFICATE

                                      dated

                              ______________, ____

      The following is attached to and made a part of the above referenced Compliance Certificate.

[insert material trends, changes, and developments and an explanation of variances, as required by paragraph 6]


EXHIBIT C - Material Trends, Changes, Developments, and Explanation of Variances